UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

William T. MacGregor, Esq. UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)
Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098
Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2017

Item 1.  Reports to Stockholders.

The UBS Funds

Semiannual Report | December 31, 2017

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President's letter

February 16, 2018

Dear Shareholder,

Investors in equities enjoyed another strong year in 2017 as the global recovery continued to pick up speed. The year was witness to an expanding global economic recovery, now in its ninth year and notable for its breadth and consistency. While stocks appear somewhat expensive by historical measures, we believe that a relatively benign economic environment, with subdued inflation and supportive central bank polices, bodes well for continued growth. Encouragingly, across asset classes there is a high level of conviction that attractive opportunities on a risk-adjusted basis still exist, and with a healthy awareness of potential threats to broader market calmness. With the potential for greater volatility ahead, the timeless challenge of building a genuinely diversified portfolio capable of delivering growth and the potential for downside protection takes on a new dimension. At UBS Asset Management, our teams have distinct viewpoints and philosophies, but they all share one goal—to provide you with access to the best ideas and superior investment performance.

In recent years, UBS Asset Management has committed to being an industry leader in sustainable investment strategies that screen potential opportunities based on their positive environmental, social and corporate governance impact, in addition to traditional investment analysis. We believe that the integration of material sustainability criteria often leads to better informed investment decisions and provides powerful diversification benefits to a portfolio. Research into the positive impact of sustainability on financial performance has been encouraging. Studies of the academic literature confirm that integrating sustainability information may lead to better risk-adjusted returns by reducing downside risks.1 Additionally, these benefits are most profound when examined over a whole market cycle, which would be optimal for long-term investors. However, it is important to bear in mind that sustainability factors will likely make a fund perform differently from a fund that relies solely or primarily on financial metrics. The sustainability factors may cause the Fund's industry allocation to deviate from that of funds without these considerations.

Our commitment to sustainable investing has resulted in the addition of the UBS International Sustainable Equity Fund and UBS U.S. Sustainable Equity Fund to the UBS fund family. Both funds focus on the alignment of a traditional investment discipline with the concept of sustainability—the potential for long-term maintenance of environmental, economic and social well-being. Our stringent analysis evaluates a company as a whole, not just its financial statements, to build a portfolio of investments that have a positive impact, while providing the potential for downside risk mitigation. Having managed institutional sustainable equity strategies for more than 20 years, UBS Asset Management has emerged as a leader in sustainable and responsible investing, and we are proud to now offer these strategies to investors through the UBS fund family.

Our goal at UBS Asset Management is to be the world's leading sustainable investment asset manager; to be ahead of the curve and play a material role in the mainstreaming of this important new approach. As the global economic recovery continues, staying diversified remains imperative, and we believe that the addition of sustainable investments to a portfolio is a smart way to gain exposure to quality companies that may outperform over the long-term. We continue to believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients. At UBS Asset Management, we embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

1  Friede, G., Busch, T. & Bassen, A. (2015) ESG and financial performance: aggregated evidence from more than 2000 empirical studies, Journal of Sustainable Finance & Investment, 5:4, 210-233.

President's letter

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Asset Management (Americas) Inc.

The views expressed are those of UBS Asset Management (Americas) Inc. as of February 16, 2018. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS mutual fund.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our web site at www.ubs.com/am-us.

The markets in review

The global economic expansion accelerates

The US economy continued to expand during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 1.2% seasonally adjusted annualized rate during the first quarter of 2017. GDP growth then accelerated to 3.1% and 3.2% during the second and third quarters of 2017, respectively. The latter reading represented the strongest pace since the first quarter of 2015. Finally, fourth quarter 2017 GDP grew at a 2.6% rate based on the US Commerce Department's initial estimate.1

The US Federal Reserve Board (the "Fed") continued to raise interest rates during the reporting period as it sought to gradually normalize monetary policy. After raising rates in both March and June 2017, the Fed again raised rates in December 2017, bringing the federal funds rate2 to a range between 1.25% and 1.50%. In addition, starting in October 2017, the Fed began reducing its sizable balance sheet. For 2018, the Fed currently anticipates making three additional 0.25% rate hikes and taking further actions to pare its balance sheet.

From a global perspective, in its October 2017 World Economic Outlook Update the International Monetary Fund ("IMF") said "The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018—3.6 percent and 3.7 percent, respectively—is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery." The IMF estimates that 2017 growth in the eurozone will be 2.1%, versus 1.8% in 2016. Japan's economy is estimated to have expanded 1.5% in 2017, compared with 1.0% in 2016. Finally, in the IMF's view, overall growth in emerging markets countries will have accelerated to 4.6% in 2017, versus 4.3% in 2016.

Global equities move sharply higher

The global equity market generated very strong results during the reporting period. US equities posted positive results during all six months of the period. Supporting the market were improving global growth, corporate profits that often exceeded expectations and, more recently, the December 2017 signing of a tax reform bill, in our view. All told, the US stock market, as measured by the S&P 500 Index,3 gained 11.42% for the six months ended December 31, 2017. International equities also generated strong returns. International developed equities, as measured by the MSCI EAFE Index (net),4 rose 9.86% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 gained 15.92%.

1  Based on the Commerce Department's initial estimate announced on January 26, 2018, after the reporting period had ended.

2  The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market posts modest gains

The global fixed income market posted a small gain during the reporting period. In the US, both short- and long-term Treasury yields moved higher. Short-term rates rose in conjunction with Fed monetary policy tightening. Longer-term rates rose less dramatically, as inflation was generally well-contained. For the reporting period as a whole, the yield on the US 10-year Treasury moved from 2.31% to 2.40% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index,6 returned 1.24% for the six months ended December 31, 2017. Returns of riskier fixed income securities were somewhat better. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 gained 2.44% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 rose 2.94%.

6  The Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2017, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 0.31% (Class A shares returned -5.22% after the deduction of the maximum sales charge), while Class P shares returned 0.45%. For purposes of comparison, the ICE BofAML US Treasury 1-5 Year Index returned -0.10% during the same time period, the MSCI World Index (net) returned 10.61%, and the Citigroup One-Month US Treasury Bill Index returned 0.50%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period, with market allocations contributing positively to results, while currency allocations detracted from performance.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct negative impact on Fund performance. We used a variety of equity and fixed income futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, added to performance during the reporting period.

Portfolio performance summary1

What worked:

•  Overall, the Fund's market allocations were positive for returns.

  – In aggregate, our relative value trades added to performance.

  – The Fund's long China H-shares versus Taiwan equities trade contributed to performance, as Chinese equities benefited from a resurgence in economic activity.

  – The Fund benefited from its long MSCI EAFE versus US equities trade. In particular, an overweight to Japanese equities within the MSCI EAFE basket helped outpace the gains made by the S&P 500 Index.

  – Also contributing to performance was our long emerging markets and emerging markets minimum volatility equities versus US equities, long global investment grade credit versus sovereign bonds, and long EuroStoxx 50 versus Italian equities trades.

•  Certain currency trades were positive during the reporting period.

  – The strategy's long positions in the US dollar versus Swiss franc, Malaysian ringgit versus Singapore dollar, Colombian peso versus US dollar, and euro versus US dollar were the primary positive contributors to results.

  – The euro benefited from improving economic growth and a more hawkish tone from the European Central Bank, while the Colombian peso advanced on the strength of rising oil prices.

  – The US dollar versus Swiss franc trade continued to offer positive carry, as the Swiss National Bank continued its attempt to ward off deflation and fight currency strength with more negative interest rates.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Dynamic Alpha Fund

What didn't work:

•  Overall, the Fund's active currency strategy was negative for results.

  – The largest detractor during the reporting period was our long Turkish lira versus South African rand position. We closed the position following South African elections as our original thesis for the trade was violated.

  – Other detractors included our long US dollar versus Canadian dollar, long Japanese yen versus euro, long Indian rupee versus Korean won, long US dollar versus Chinese yuan, and long Mexican peso versus US dollar positions.

  – The Fund's short position in the Canadian dollar detracted from results on the back of a rebound in oil and exceptionally strong employment data.

•  Certain market allocations detracted from results.

  – From a directional risk perspective, our long US duration and short US high yield spreads trades detracted from performance.

  – Negative contributors included our long Russell 1000 Value versus US equities and long Canadian 10-year versus US 10-year bonds trades.

  – US equities increased in value over the period, with the S&P 500 Index delivering exceptionally strong performance on the back of the new tax bill that was passed in Congress, outpacing the gains made by the Russell 1000 Value Index.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/17 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.31%	4.14%	0.76%	1.66%
Class C2	0.17	3.41	0.04	0.92
Class P3	0.45	4.37	1.00	1.94
After deducting maximum sales charge
Class A1	(5.22)%	(1.65)%	(0.36)%	1.08%
Class C2	(0.83)	2.41	0.04	0.92
ICE BofAML US Treasury 1-5 Year Index[4]	(0.10)	0.65	0.75	2.03
MSCI World Index (net)[5]	10.61	22.40	11.64	5.03
Citigroup One-Month US Treasury Bill Index[6]	0.50	0.80	0.22	0.27

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—1.52% and 1.38%; Class C—2.31% and 2.13%; Class P—1.30% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 29, 2018, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/ expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofAML US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics—December 31, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
JPMorgan Chase & Co., 3.200%, 01/25/23	0.8%
Bank of America Corp., 3.875%, 08/01/25	0.6
Goldman Sachs Group, Inc. (The), 2.000%, 07/27/23	0.5
Citigroup, Inc., 3.875%, 10/25/23	0.4
QBE Insurance Group Ltd., 6.750%, 12/02/44	0.4
Morgan Stanley, 2.500%, 04/21/21	0.4
Reckitt Benckiser Treasury Services plc, 2.375%, 06/24/22	0.4
BAT International Finance plc, 0.875%, 10/13/23	0.3
Dream Global Funding I Sarl, 1.375%, 12/21/21	0.3
Barclays plc, 4.375%, 09/11/24	0.3
Total	4.4%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	20.3%
United Kingdom	6.2
Netherlands	3.1
Australia	2.2
France	1.4
Total	33.2%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Industry diversification—December 31, 2017 (unaudited)1,2

Bonds Corporate bonds	Percentage of net assets
Air freight & logistics	0.04%
Automobiles	0.14
Banks	7.34
Beverages	1.21
Biotechnology	0.61
Capital markets	2.31
Chemicals	0.97
Commercial services & supplies	0.22
Communications equipment	0.13
Construction & engineering	0.66
Consumer finance	0.62
Diversified financial services	0.80
Diversified telecommunication services	2.21
Electric utilities	2.97
Electrical equipment	0.08
Energy equipment & services	0.24
Equity real estate investment trusts (REITs)	0.81
Food & staples retailing	0.42
Food products	0.21
Gas utilities	1.02
Health care equipment & supplies	0.39
Health care providers & services	0.45
Household products	0.67
Independent power and renewable electricity producers	0.15
Industrial conglomerates	0.45
Insurance	3.61
Internet & direct marketing retail	0.24
Internet software & services	0.59
Life sciences tools & services	0.12
Machinery	0.12
Media	1.39
Metals & mining	0.77
Multi-utilities	0.64
Oil, gas & consumable fuels	3.99
Pharmaceuticals	1.48
Real estate management & development	0.93
Road & rail	0.45
Semiconductors & semiconductor equipment	0.32
Software	0.52
Specialty retail	0.17
Technology hardware, storage & peripherals	0.55
Tobacco	1.29
Transportation infrastructure	0.30
Water utilities	0.90
Wireless telecommunication services	0.31
Total corporate bonds	43.81%
Bonds—(Continued)	Percentage of net assets
Asset-backed securities	0.11%
Collateralized debt obligations	0.00[3]
Collateralized mortgage obligations	0.01
Total bonds	43.93%
Exchange traded funds	4.75
Short-term investments	43.93
Investment of cash collateral from securities loaned	0.08
Total investments	92.69%
Cash and other assets, less liabilities	7.31
Net assets	100.00%

1  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

3  Amount represents less than 0.005%.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount		Value
Bonds: 43.93%
Corporate bonds: 43.81%
Australia: 2.16%
APT Pipelines Ltd., 4.200%, due 03/23/25[1]		$20,000	$20,766
Aurizon Network Pty. Ltd., 2.000%, due 09/18/24[1]	EUR	100,000	126,673
Australia Pacific Airports Melbourne Pty. Ltd., 1.750%, due 10/15/24[1]		150,000	189,588
Commonwealth Bank of Australia, 2.050%, due 09/18/20[2]		$85,000	84,103
Mirvac Group Finance Ltd., 3.625%, due 03/18/27[1]		270,000	265,770
National Australia Bank Ltd., (EUR Swap Annual 5 Year + 1.650%), 2.000%, due 11/12/24[1,3]	EUR	100,000	123,131
Optus Finance Pty. Ltd., 4.625%, due 10/15/19[1]		$100,000	103,465
Origin Energy Finance Ltd., 2.500%, due 10/23/20[1]	EUR	100,000	127,433
5.450%, due 10/14/21[1]		$75,000	80,885
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.300%), 6.750%, due 12/02/44[1,3]		395,000	448,325
Scentre Group Trust 1, REIT 1.375%, due 03/22/23[1]	EUR	100,000	124,016
1.500%, due 07/16/20[1]		150,000	185,553
SGSP Australia Assets Pty. Ltd., 2.000%, due 06/30/22[1]		125,000	159,766
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]		$60,000	64,370
Westpac Banking Corp., 2.800%, due 01/11/22		85,000	85,591
(USD ICE Swap Rate 5 Year + 2.890%), 5.000%, due 09/21/27[3,4]		100,000	99,702
Total Australia corporate bonds			2,289,137
Belgium: 0.59%
AG Insurance SA, (EUR Swap Annual 5 Year + 3.880%), 3.500%, due 06/30/47[1,3]	EUR	100,000	131,287
Anheuser-Busch InBev SA/NV, 0.875%, due 03/17/22[1]		160,000	196,618
1.500%, due 03/17/25[1]		140,000	176,242
RESA SA, 1.000%, due 07/22/26[1]		100,000	117,837
Total Belgium corporate bonds			621,984
Bermuda: 0.21%
Bacardi Ltd., 2.750%, due 07/03/23[1]		170,000	225,407
Brazil: 0.15%
Vale SA, 5.625%, due 09/11/42		$145,000	158,775
	Face amount		Value
Canada: 1.32%
Bank of Montreal, 6.020%, due 05/02/18	CAD	130,000	$104,930
Bell Canada, Inc., 4.750%, due 09/29/44		40,000	34,339
Canadian Natural Resources Ltd., 2.950%, due 01/15/23		$75,000	74,653
3.850%, due 06/01/27		75,000	76,529
4.950%, due 06/01/47		40,000	44,725
Cenovus Energy, Inc., 4.250%, due 04/15/27		130,000	129,651
Nexen Energy ULC, 6.400%, due 05/15/37		105,000	137,025
Royal Bank of Canada, 1.650%, due 07/15/21	CAD	300,000	232,666
Suncor Energy, Inc., 6.500%, due 06/15/38		$125,000	168,758
TELUS Corp., 3.750%, due 01/17/25	CAD	45,000	37,131
Toronto-Dominion Bank (The), 2.045%, due 03/08/21		300,000	236,530
Yamana Gold, Inc., 4.950%, due 07/15/24		$115,000	120,305
Total Canada corporate bonds			1,397,242
Cayman Islands: 0.92%
Alibaba Group Holding Ltd., 3.400%, due 12/06/27		200,000	199,262
4.200%, due 12/06/47		200,000	207,312
Noble Holding International Ltd., 7.700%, due 04/01/25		90,000	75,600
Phoenix Group Holdings, 4.125%, due 07/20/22[1]	GBP	150,000	215,892
Transocean, Inc., 6.800%, due 03/15/38[5]		$100,000	80,625
XLIT Ltd., 5.250%, due 12/15/43		45,000	51,625
Yorkshire Water Services Bradford Finance Ltd., (ICE LIBOR GBP 3 Month + 7.700%), 3.750%, due 03/22/46[1,3]	GBP	100,000	143,141
Total Cayman Islands corporate bonds			973,457
Curacao: 0.04%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		$40,000	38,128
Czech Republic: 0.12%
NET4GAS sro, 2.500%, due 07/28/21[1]	EUR	100,000	128,610
Denmark: 0.06%
Orsted A/S, (EUR Swap Annual 5 Year + 2.820%), 3.000%, due 11/06/3015[1,3]		55,000	69,423

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Finland: 0.27%
Elenia Finance OYJ, 2.875%, due 12/17/20[1]	EUR	100,000	$128,620
Teollisuuden Voima OYJ, 2.500%, due 03/17/21[1]		125,000	156,526
Total Finland corporate bonds			285,146
France: 1.41%
APRR SA, 2.250%, due 01/16/20[1]		100,000	125,330
Arkema SA, 1.500%, due 01/20/25[1]		100,000	124,507
AXA SA, (EURIBOR 3 Month + 3.750%), 3.375%, due 07/06/47[1,3]		100,000	132,882
Banque Federative du Credit Mutuel SA, 3.000%, due 09/11/25[1]		100,000	133,478
BNP Paribas SA, 2.700%, due 08/20/18		$100,000	100,442
Credit Logement SA, (EURIBOR 3 Month + 1.150%), 0.819%, due 03/16/18[1,3,4]	EUR	100,000	110,055
Electricite de France SA, 6.950%, due 01/26/39[2]		$95,000	129,659
Engie SA, (EUR Swap Annual 8 Year + 3.420%), 4.750%, due 07/10/21[1,3,4]	EUR	100,000	135,728
RTE Reseau de Transport d'Electricite SA, 1.000%, due 10/19/26[1]		100,000	119,906
Sanofi, 0.000%, due 01/13/20[1]		100,000	120,217
TDF Infrastructure SAS, 2.875%, due 10/19/22[1]		100,000	130,735
Transport et Infrastructures Gaz France SA, 2.200%, due 08/05/25[1]		100,000	129,337
Total France corporate bonds			1,492,276
Germany: 0.51%
Allianz SE, (EURIBOR 3 Month + 3.600%), 4.750%, due 10/24/23[1,3,4]		100,000	142,505
Deutsche Bank AG, 1.875%, due 02/28/20[1]	GBP	100,000	135,970
Henkel AG & Co. KGaA, 0.875%, due 09/13/22[1]		45,000	60,061
1.500%, due 09/13/19[1]		$200,000	197,934
Total Germany corporate bonds			536,470
Hong Kong: 0.38%
AIA Group Ltd., 1.750%, due 03/13/18[1]		200,000	199,715
CNAC HK Finbridge Co. Ltd., 3.500%, due 07/19/22[1]		200,000	198,750
Total Hong Kong corporate bonds			398,465
	Face amount		Value
Ireland: 0.79%
Aquarius & Investments Plc for Swiss Reinsurance Co. Ltd., (USD Swap Semi 5 Year + 5.210%), 6.375%, due 09/01/24[1,3]		$200,000	$210,000
Fresenius Finance Ireland plc, 0.875%, due 01/31/22[1]	EUR	50,000	60,977
1.500%, due 01/30/24[1]		50,000	61,977
GAS Networks Ireland, 1.375%, due 12/05/26[1]		120,000	147,798
GE Capital International Funding Co. Unlimited Co., 4.418%, due 11/15/35		$200,000	216,300
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21		90,000	88,574
3.200%, due 09/23/26		50,000	48,874
Total Ireland corporate bonds			834,500
Italy: 0.42%
CDP Reti SpA, 1.875%, due 05/29/22[1]	EUR	155,000	193,429
Intesa Sanpaolo SpA, 4.375%, due 10/15/19[1]		100,000	129,340
Italgas SpA, 1.625%, due 01/19/27[1]		100,000	124,561
Total Italy corporate bonds			447,330
Japan: 0.14%
Mitsubishi UFJ Financial Group, Inc., 2.665%, due 07/25/22		$80,000	79,234
Sumitomo Mitsui Financial Group, Inc., 2.934%, due 03/09/21		65,000	65,610
Total Japan corporate bonds			144,844
Jersey: 0.66%
AA Bond Co. Ltd., 2.875%, due 01/31/22[1]	GBP	174,000	236,648
Gatwick Funding Ltd., 5.250%, due 01/23/24[1]		140,000	222,962
Heathrow Funding Ltd., 4.600%, due 02/15/18[1]	EUR	150,000	181,004
HSBC Bank Capital Funding Sterling 2 LP, (ICE LIBOR GBP 6 Month + 1.850%), 5.862%, due 04/07/20[3,4]	GBP	40,000	58,338
Total Jersey corporate bonds			698,952
Luxembourg: 0.81%
ADO Properties SA, 1.500%, due 07/26/24[1]	EUR	100,000	120,994
Allergan Funding SCS, 2.125%, due 06/01/29		100,000	120,293
3.450%, due 03/15/22		$90,000	91,435
4.750%, due 03/15/45		42,000	44,673
ATF Netherlands BV, 1.875%, due 01/19/26[1]	EUR	100,000	122,516

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Luxembourg—(Concluded)
Dream Global Funding I Sarl, REIT 1.375%, due 12/21/21[1]	EUR	300,000	$360,263
Total Luxembourg corporate bonds			860,174
Mexico: 1.04%
America Movil SAB de CV, Series A, (EUR Swap Annual 5 Year + 3.850%), 5.125%, due 09/06/73[1,3]		145,000	179,633
Mexichem SAB de CV, 4.000%, due 10/04/27[2]		$200,000	198,750
5.500%, due 01/15/48[2]		200,000	195,500
Mexico City Airport Trust, 5.500%, due 07/31/47[1]		200,000	197,500
Petroleos Mexicanos, 3.750%, due 02/21/24[1]	EUR	180,000	233,791
5.500%, due 02/24/25[1]		70,000	99,107
Total Mexico corporate bonds			1,104,281
Netherlands: 3.06%
Achmea BV, 2.500%, due 11/19/20[1]		100,000	127,883
(EURIBOR 3 Month + 4.550%), 4.250%, due 02/04/25[1,3,4]		105,000	137,106
ATF Netherlands BV, 1.500%, due 05/03/22[1]		100,000	124,048
Bharti Airtel International Netherlands BV, 4.000%, due 12/10/18[1]		100,000	124,338
Cooperatieve Rabobank UA, (EUR Swap Annual 5 Year + 5.250%), 5.500%, due 06/29/20[1,3,4]		250,000	325,084
Demeter Investments BV for Swiss Life AG, (EURIBOR 3 Month + 4.330%), 4.375%, due 06/16/25[1,3,4]		100,000	137,980
Deutsche Telekom International Finance BV, 0.625%, due 04/03/23[1]		40,000	48,356
6.500%, due 04/08/22[1]	GBP	40,000	65,331
ELM BV for Swiss Reinsurance Co. Ltd., (EURIBOR 6 Month + 3.050%), 2.600%, due 09/01/25[1,3,4]	EUR	130,000	163,371
Heineken NV, 2.125%, due 08/04/20[1]		100,000	126,301
ING Bank NV, (USD ICE Swap Rate 5 Year + 2.700%), 4.125%, due 11/21/23[1,3]		$210,000	212,084
Mylan NV, 3.125%, due 11/22/28[1]	EUR	180,000	227,431
NN Group NV, 0.875%, due 01/13/23[1]		170,000	207,401
Redexis Gas Finance BV, 1.875%, due 04/27/27[1]		100,000	118,090
2.750%, due 04/08/21[1]		175,000	224,443
Ren Finance BV, 2.500%, due 02/12/25[1]		180,000	235,257
	Face amount		Value
Shell International Finance BV, 4.375%, due 05/11/45		$185,000	$207,817
Teva Pharmaceutical Finance Netherlands II BV, 1.125%, due 10/15/24[1]	EUR	100,000	103,756
Teva Pharmaceutical Finance Netherlands III BV, 2.800%, due 07/21/23		$75,000	64,969
Volkswagen International Finance NV, 1.125%, due 10/02/23[1]	EUR	100,000	122,441
Vonovia Finance BV, (EUR Swap Annual 5 Year + 3.390%), 4.000%, due 12/17/21[1,3,4]		100,000	131,100
Total Netherlands corporate bonds			3,234,587
Norway: 0.08%
Statoil ASA, 4.800%, due 11/08/43		$70,000	81,918
Poland: 0.12%
Tauron Polska Energia SA, 2.375%, due 07/05/27[1]	EUR	100,000	124,692
Portugal: 0.12%
Galp Gas Natural Distribuicao SA, 1.375%, due 09/19/23[1]		100,000	123,198
Singapore: 0.24%
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 2.000%), 3.750%, due 09/19/24[1,3]		$250,000	253,004
Spain: 1.05%
Aigues de Barcelona Finance SAU, 1.944%, due 09/15/21[1]	EUR	175,000	218,291
Banco Santander SA, 4.000%, due 01/19/23[1]	AUD	200,000	156,384
Canal de Isabel II Gestion SA, 1.680%, due 02/26/25[1]	EUR	100,000	122,875
FCC Aqualia SA, 1.413%, due 06/08/22[1]		150,000	183,946
Santander Issuances SAU, 3.250%, due 04/04/26[1]		100,000	131,917
Telefonica Emisiones SAU, 4.710%, due 01/20/20[1]		100,000	131,455
5.213%, due 03/08/47		$150,000	170,078
Total Spain corporate bonds			1,114,946
Sweden: 0.33%
Nordea Bank AB, (EUR Swap Annual 5 Year + 1.700%), 1.875%, due 11/10/25[1,3]	EUR	140,000	174,429
Swedbank AB, (EUR Swap Annual 5 Year + 0.820%), 1.000%, due 11/22/27[1,3]		150,000	179,349
Total Sweden corporate bonds			353,778

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Switzerland: 0.30%
Credit Suisse Group AG, (EUR Swap Annual 1 Year + 0.750%), 1.250%, due 07/17/25[1,3]	EUR	260,000	$314,774
United Kingdom: 6.17%
Anglian Water Services Financing plc, 4.500%, due 02/22/26[1]	GBP	100,000	154,014
Arqiva Financing plc, 4.882%, due 12/31/32[1]		130,000	199,602
Aviva plc, 0.100%, due 12/13/18[1]	EUR	120,000	144,444
(ICE LIBOR GBP 3 Month + 4.020%), 5.125%, due 06/04/50[1,3]	GBP	180,000	273,710
Barclays Bank plc, 6.625%, due 03/30/22[1]	EUR	50,000	73,609
Barclays plc, 4.375%, due 09/11/24		$350,000	358,551
BAT International Finance plc, 0.875%, due 10/13/23[1]	EUR	300,000	361,625
BP Capital Markets plc, 1.375%, due 05/10/18		$75,000	74,885
3.497%, due 11/09/20	CAD	240,000	196,968
BUPA Finance plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.600%), 6.125%, due 09/16/20[3,4]	GBP	45,000	66,823
Cadent Finance plc, 2.750%, due 09/22/46[1]		100,000	129,747
Coca-Cola European Partners plc, 1.125%, due 05/26/24[1]	EUR	140,000	170,907
Diageo Capital plc, 3.875%, due 04/29/43		$75,000	78,414
HSBC Holdings plc, 5.100%, due 04/05/21		195,000	209,494
Imperial Brands Finance plc, 1.375%, due 01/27/25[1]	EUR	100,000	121,460
2.950%, due 07/21/20[2]		$305,000	307,924
Lloyds Banking Group plc, 2.250%, due 10/16/24[1]	GBP	100,000	136,342
(ICE LIBOR USD 3 Month + 1.210%), 3.574%, due 11/07/28[3]		$220,000	217,865
National Grid Electricity Transmission plc, 4.000%, due 06/08/27[1]	GBP	130,000	204,836
Nationwide Building Society, (EUR Swap Annual 5 Year + 1.500%), 2.000%, due 07/25/29[1,3]	EUR	100,000	121,454
Northern Gas Networks Finance plc, 5.875%, due 07/08/19	GBP	75,000	108,628
Northumbrian Water Finance plc, 1.625%, due 10/11/26[1]		100,000	129,796
	Face amount		Value
Prudential plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 3.600%), 5.000%, due 07/20/55[1,3]	GBP	100,000	$151,611
Reckitt Benckiser Treasury Services plc, 2.375%, due 06/24/22[2]		380,000	372,499
Royal Bank of Scotland Group plc, (ICE LIBOR USD 3 Month + 1.480%), 3.498%, due 05/15/23[3]		200,000	200,411
Royal Bank of Scotland plc (The), 6.934%, due 04/09/18[1]	EUR	150,000	183,259
Santander UK Group Holdings plc, 3.571%, due 01/10/23		$200,000	202,859
Santander UK plc, 4.000%, due 03/13/24		105,000	110,826
Scottish Widows Ltd., 5.500%, due 06/16/23[1]	GBP	100,000	154,309
Sky plc, 2.500%, due 09/15/26[1]	EUR	150,000	197,839
Southern Gas Networks plc, 2.500%, due 02/03/25[1]	GBP	115,000	160,797
SSE plc, (GBP Swap 5 Year + 2.340%), 3.875%, due 09/10/20[1,3,4]		100,000	140,247
State Grid Europe Development 2014 plc, Series A, 1.500%, due 01/26/22[1]	EUR	125,000	154,481
Tesco Property Finance 4 plc, 5.801%, due 10/13/40[1]	GBP	137,397	221,503
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		50,000	89,657
Vodafone Group plc, 4.375%, due 02/19/43		$25,000	25,747
Wales & West Utilities Finance plc, (ICE LIBOR GBP 3 Month + 9.400%), 6.750%, due 12/17/36[3]	GBP	50,000	70,632
Western Power Distribution West Midlands plc, 5.750%, due 04/16/32[1]		100,000	183,722
WPP Finance 2010, 3.750%, due 09/19/24		$70,000	71,524
Total United Kingdom corporate bonds			6,533,021
United States: 20.15%
21st Century Fox America, Inc., 6.200%, due 12/15/34		165,000	212,938
ABB Finance USA, Inc., 2.875%, due 05/08/22		90,000	91,494
Abbott Laboratories, 3.750%, due 11/30/26		105,000	107,792
4.900%, due 11/30/46		130,000	148,910
AbbVie, Inc., 1.375%, due 05/17/24	EUR	100,000	122,501
2.900%, due 11/06/22		$105,000	105,200
4.400%, due 11/06/42		85,000	91,054
Aetna, Inc., 3.500%, due 11/15/24		105,000	106,576

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Albemarle Corp., 5.450%, due 12/01/44		$95,000	$112,005
Alphabet, Inc., 1.998%, due 08/15/26		235,000	221,495
Altria Group, Inc., 4.250%, due 08/09/42		260,000	272,631
Amazon.com, Inc., 2.800%, due 08/22/24[2]		255,000	254,167
Amgen, Inc., 4.400%, due 05/01/45		60,000	65,224
Andeavor Logistics LP, 3.500%, due 12/01/22		30,000	29,939
4.250%, due 12/01/27		45,000	45,373
Anheuser-Busch InBev Worldwide, Inc., 3.750%, due 01/15/22		130,000	135,858
Apache Corp., 4.250%, due 01/15/44		155,000	150,031
Apple, Inc., 1.300%, due 02/23/18		45,000	44,972
3.850%, due 08/04/46		180,000	187,410
AT&T, Inc., 3.000%, due 02/15/22		120,000	120,231
3.900%, due 08/14/27		75,000	75,479
4.750%, due 05/15/46		195,000	190,556
5.000%, due 03/01/21		170,000	182,036
5.550%, due 08/15/41		110,000	119,459
Baltimore Gas & Electric Co., 3.500%, due 08/15/46		75,000	73,410
Bank of America Corp., 3.875%, due 08/01/25		610,000	643,290
BAT Capital Corp., 3.557%, due 08/15/27[2]		85,000	85,085
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18		60,000	59,863
Berkshire Hathaway, Inc., 1.300%, due 03/15/24	EUR	100,000	124,089
3.125%, due 03/15/26		$85,000	85,939
Burlington Northern Santa Fe LLC, 3.000%, due 03/15/23		110,000	112,049
5.400%, due 06/01/41		80,000	100,612
Capital One Financial Corp., 2.500%, due 05/12/20		70,000	69,908
3.200%, due 02/05/25		240,000	237,597
Celgene Corp., 3.875%, due 08/15/25		70,000	72,439
CF Industries, Inc., 5.150%, due 03/15/34		85,000	86,700
Charter Communications Operating LLC, 4.464%, due 07/23/22		100,000	104,322
5.375%, due 05/01/47		75,000	76,838
Cisco Systems, Inc., 1.400%, due 02/28/18		45,000	44,977
	Face amount		Value
Citigroup, Inc., 3.875%, due 10/25/23		$455,000	$475,096
4.600%, due 03/09/26		55,000	58,517
Coca-Cola Co. (The), 1.875%, due 09/22/26	EUR	105,000	135,203
Comcast Corp., 4.750%, due 03/01/44		$35,000	40,102
ConocoPhillips Co., 2.200%, due 05/15/20		145,000	144,665
4.200%, due 03/15/21		56,000	58,883
Consumers Energy Co., 3.250%, due 08/15/46		45,000	43,168
CVS Health Corp., 5.125%, due 07/20/45		130,000	148,865
Dell International LLC, 3.480%, due 06/01/19[2]		135,000	136,679
8.350%, due 07/15/46[2]		165,000	212,461
Discovery Communications LLC, 3.950%, due 03/20/28		40,000	39,774
Dominion Energy, Inc., Series D, 2.850%, due 08/15/26		40,000	38,619
DTE Energy Co., 6.375%, due 04/15/33		105,000	135,857
Duke Energy Carolinas LLC, 4.000%, due 09/30/42		110,000	117,257
Eaton Corp., 4.150%, due 11/02/42		80,000	83,231
Eli Lilly & Co., 2.350%, due 05/15/22		50,000	49,855
3.100%, due 05/15/27		45,000	45,663
Enable Midstream Partners LP, 3.900%, due 05/15/24		80,000	80,468
Energy Transfer LP, 6.050%, due 06/01/41		150,000	160,603
EnLink Midstream Partners LP, 4.400%, due 04/01/24		100,000	103,270
Enterprise Products Operating LLC, 4.850%, due 03/15/44		80,000	87,614
ERAC USA Finance LLC, 5.625%, due 03/15/42[2]		65,000	76,692
ERP Operating LP, REIT 3.375%, due 06/01/25		95,000	96,851
Exelon Corp., 3.400%, due 04/15/26		55,000	55,004
Exxon Mobil Corp., 3.567%, due 03/06/45		65,000	65,622
4.114%, due 03/01/46		40,000	44,638
FedEx Corp., 4.550%, due 04/01/46		40,000	43,889
Fifth Third Bancorp, 2.600%, due 06/15/22		90,000	89,465
Five Corners Funding Trust, 4.419%, due 11/15/23[2]		100,000	107,146
Ford Motor Co., 4.346%, due 12/08/26		140,000	145,923

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Freeport-McMoRan, Inc., 3.550%, due 03/01/22		$285,000	$281,794
3.875%, due 03/15/23		150,000	149,250
General Electric Co., 2.125%, due 05/17/37	EUR	100,000	119,010
4.125%, due 10/09/42		$65,000	68,035
4.375%, due 09/16/20		70,000	73,525
6.750%, due 03/15/32		102,000	139,676
General Motors Financial Co., Inc., 3.200%, due 07/06/21		110,000	111,063
Georgia Power Co., 5.400%, due 06/01/40		75,000	90,076
Gilead Sciences, Inc., 2.050%, due 04/01/19		50,000	49,995
4.750%, due 03/01/46		45,000	52,006
4.800%, due 04/01/44		75,000	86,949
Glencore Funding LLC, 2.500%, due 01/15/19[2]		9,000	9,006
4.125%, due 05/30/23[2]		90,000	93,105
Goldman Sachs Group, Inc. (The), 2.000%, due 07/27/23[1]	EUR	390,000	496,950
5.150%, due 05/22/45		$85,000	98,485
Hartford Financial Services Group, Inc. (The), 4.300%, due 04/15/43		75,000	80,303
HCP, Inc., REIT 3.875%, due 08/15/24		90,000	92,100
Home Depot, Inc. (The), 4.875%, due 02/15/44		65,000	78,524
Honeywell International, Inc., 1.800%, due 10/30/19		80,000	79,568
Illinois Tool Works, Inc., 2.650%, due 11/15/26		130,000	126,862
JPMorgan Chase & Co., 3.200%, due 01/25/23		780,000	795,488
3.625%, due 12/01/27		155,000	156,623
Juniper Networks, Inc., 4.500%, due 03/15/24		85,000	88,432
Kinder Morgan Energy Partners LP, 5.000%, due 03/01/43		160,000	162,281
Kinder Morgan, Inc., 3.150%, due 01/15/23		185,000	183,847
5.625%, due 11/15/23[2]		30,000	33,118
Kraft Heinz Foods Co., 4.875%, due 02/15/25[2]		103,000	109,189
5.000%, due 06/04/42		105,000	112,577
Kroger Co. (The), 3.700%, due 08/01/27		130,000	131,598
3.875%, due 10/15/46		40,000	36,586
4.650%, due 01/15/48		30,000	30,681
Liberty Mutual Group, Inc., 2.750%, due 05/04/26[1]	EUR	140,000	183,003
4.250%, due 06/15/23[2]		$135,000	142,233
	Face amount		Value
Lowe's Cos., Inc., 4.250%, due 09/15/44		$95,000	$103,451
Marathon Oil Corp., 3.850%, due 06/01/25		85,000	86,504
Medtronic, Inc., 3.150%, due 03/15/22		90,000	92,171
4.625%, due 03/15/45		55,000	64,020
Merck & Co., Inc., 1.875%, due 10/15/26	EUR	125,000	161,907
3.700%, due 02/10/45		$45,000	46,932
Metropolitan Life Global Funding I, 1.250%, due 09/17/21[1]	EUR	200,000	248,491
Microsoft Corp., 2.400%, due 08/08/26		$70,000	67,486
3.500%, due 11/15/42		80,000	80,216
3.700%, due 08/08/46		125,000	130,186
Molson Coors Brewing Co., 3.000%, due 07/15/26		40,000	39,140
Monongahela Power Co., 5.400%, due 12/15/43[2]		50,000	62,197
Morgan Stanley, 2.500%, due 04/21/21		400,000	399,292
2.625%, due 03/09/27	GBP	195,000	268,871
4.350%, due 09/08/26		$100,000	104,758
6.375%, due 07/24/42		50,000	69,463
Mosaic Co. (The), 3.250%, due 11/15/22		85,000	84,245
4.050%, due 11/15/27		30,000	30,070
MPLX LP, 5.200%, due 03/01/47		80,000	87,719
NBCUniversal Media LLC, 4.375%, due 04/01/21		255,000	270,244
Oncor Electric Delivery Co. LLC, 7.250%, due 01/15/33		150,000	211,781
ONEOK, Inc., 7.500%, due 09/01/23		110,000	130,908
Oracle Corp., 2.400%, due 09/15/23		170,000	167,847
Pacific Gas & Electric Co., 6.050%, due 03/01/34		175,000	220,442
PacifiCorp, 6.000%, due 01/15/39		110,000	147,706
Pfizer, Inc., 0.250%, due 03/06/22	EUR	100,000	119,987
Philip Morris International, Inc., 4.250%, due 11/10/44		$65,000	68,452
Phillips 66, 4.650%, due 11/15/34		65,000	71,171
Phillips 66 Partners LP, 4.680%, due 02/15/45		45,000	46,182
PPL Capital Funding, Inc., 4.700%, due 06/01/43		100,000	111,674
Procter & Gamble Co. (The), 2.450%, due 11/03/26		80,000	77,121

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
QUALCOMM, Inc., 1.850%, due 05/20/19		$175,000	$174,324
3.250%, due 05/20/27		110,000	107,371
4.300%, due 05/20/47		60,000	60,389
Reynolds American, Inc., 4.450%, due 06/12/25		90,000	95,941
5.700%, due 08/15/35		45,000	53,605
Roche Holdings, Inc., 2.625%, due 05/15/26[1]		200,000	194,911
Schlumberger Holdings Corp., 3.000%, due 12/21/20[2]		100,000	101,282
Sempra Energy, 6.000%, due 10/15/39		95,000	122,490
Southern Co. (The), 3.250%, due 07/01/26		110,000	107,850
4.400%, due 07/01/46		100,000	106,400
Southwestern Electric Power Co., 6.200%, due 03/15/40		145,000	193,461
SunTrust Banks, Inc., 2.350%, due 11/01/18		95,000	95,256
2.700%, due 01/27/22		150,000	149,977
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[2]		50,000	51,947
Teachers Insurance & Annuity Association of America, 4.900%, due 09/15/44[2]		65,000	74,287
Thermo Fisher Scientific, Inc., 2.875%, due 07/24/37	EUR	100,000	121,708
Time Warner Cable LLC, 4.500%, due 09/15/42		$80,000	74,997
5.000%, due 02/01/20		215,000	224,363
Union Pacific Corp., 4.050%, due 11/15/45		50,000	53,992
UnitedHealth Group, Inc., 2.700%, due 07/15/20		180,000	182,069
Valero Energy Corp., 4.900%, due 03/15/45		105,000	119,486
Verizon Communications, Inc., 2.875%, due 01/15/38	EUR	110,000	133,656
2.946%, due 03/15/22		$254,000	255,517
3.376%, due 02/15/25[2]		87,000	87,308
5.250%, due 03/16/37		55,000	60,441
5.500%, due 03/16/47		225,000	256,148
Virginia Electric & Power Co., Series C, 4.000%, due 11/15/46		80,000	85,538
VMware, Inc., 3.900%, due 08/21/27		105,000	105,965
Wachovia Corp., 5.750%, due 02/01/18		270,000	270,900
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/24		90,000	91,893
Walt Disney Co. (The), 1.850%, due 07/30/26		30,000	27,566
	Face amount	Value
Wells Fargo & Co., 2.100%, due 07/26/21	$135,000	$132,726
2.625%, due 07/22/22	145,000	144,201
3.069%, due 01/24/23	180,000	181,330
Williams Partners LP, 4.300%, due 03/04/24	115,000	120,423
4.900%, due 01/15/45	40,000	42,399
Xcel Energy, Inc., 4.800%, due 09/15/41	135,000	153,223
Total United States corporate bonds		21,319,441
Virgin Islands, British: 0.19%
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]	200,000	199,244
Total corporate bonds (cost $44,922,840)		46,357,204
Asset-backed securities: 0.11%
United States: 0.11%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22	66,404	67,823
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.650%, due 01/07/26	50,000	49,655
Total asset-backed securities (cost $116,072)		117,478
Collateralized debt obligations: 0.00%[6]
Cayman Islands: 0.00%[6]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[2,7,8] (cost $8,095,942)	8,000,000	0
Collateralized mortgage obligations: 0.01%
United States: 0.01%
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 3.610%, due 04/25/35[9] (cost $23,487)	191,387	5,988
Total bonds (cost $53,158,341)		46,480,670
	Shares
Exchange traded funds: 4.75%
iShares Edge MSCI Minimum Volatility Emerging Markets Fund (cost $4,413,116)	82,800	5,030,928
Short-term investments: 43.93%
Investment companies: 6.27%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $6,630,859)	6,630,859	6,630,859

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount	Value
Short-term investments—(Concluded)
U.S. treasury obligations: 37.66%
U.S. Treasury Bills 1.133%, due 03/08/18[10]	$18,000,000	$17,957,953
1.163%, due 04/26/18[10]	22,000,000	21,904,731
Total U.S. treasury obligations (cost $39,881,290)		39,862,684
Total short-term investments (cost $46,512,149)		46,493,543
	Shares	Value
Investment of cash collateral from securities loaned: 0.08%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $84,000)	84,000	$84,000
Total investments: 92.69% (cost $104,167,606)		98,089,141
Cash and other assets, less liabilities: 7.31%		7,735,534
Net assets: 100.00%		$105,824,675

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 75. Portfolio footnotes begin on page 21.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	8,766,508	INR	569,560,000	03/22/18	$71,378
BB	USD	9,065,242	MYR	36,988,000	03/22/18	49,370
CSI	CAD	11,635,000	USD	9,063,912	03/22/18	(201,762)
CSI	SGD	8,845,000	USD	6,574,874	03/22/18	(46,458)
CSI	TWD	27,200,000	USD	914,286	03/22/18	(3,992)
CSI	USD	7,747,113	JPY	867,500,000	03/22/18	(16,993)
GSI	BRL	1,610,000	USD	480,956	03/22/18	(261)
GSI	CNY	53,360,000	USD	8,014,419	03/22/18	(143,022)
GSI	COP	6,252,407,634	USD	2,067,595	03/22/18	(13,444)
GSI	MYR	10,955,000	USD	2,682,748	03/22/18	(16,792)
GSI	USD	798,094	CNY	5,275,000	03/22/18	8,325
GSI	USD	7,526,699	COP	22,741,922,232	03/22/18	42,676
JPMCB	AUD	745,000	USD	571,952	03/22/18	(9,245)
JPMCB	CHF	2,195,000	USD	2,244,776	03/22/18	(20,580)
JPMCB	HKD	6,925,000	USD	886,936	03/22/18	(799)
JPMCB	INR	183,160,000	USD	2,827,634	03/22/18	(14,467)
JPMCB	KRW	11,918,000,000	USD	10,944,488	03/22/18	(202,680)
JPMCB	USD	1,485,796	CNY	9,885,000	03/22/18	25,379
JPMCB	USD	1,158,781	EUR	970,000	03/22/18	10,585
JPMCB	USD	886,964	HKD	6,925,000	03/22/18	771
JPMCB	USD	2,410,612	KRW	2,626,000,000	03/22/18	45,544
JPMCB	USD	3,852,583	MXN	74,570,000	03/22/18	(113,010)
JPMCB	USD	3,258,578	NOK	27,160,000	03/22/18	56,575
MSC	EUR	17,570,000	USD	20,889,379	03/22/18	(291,818)
MSC	GBP	6,225,000	USD	8,356,271	03/22/18	(70,337)
Net unrealized depreciation on forward foreign currency contracts						$(855,057)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

Futures contracts

	Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
U.S. Treasury 5 Year Note, 31 contracts (USD)	March 2018	$3,609,131	$3,601,086	$(8,045)
U.S. Treasury futures sell contracts:
U.S. Treasury 10 Year Note, 126 contracts (USD)	March 2018	(15,706,605)	(15,629,906)	76,699
U.S. Treasury Ultra Bond, 25 contracts (USD)	March 2018	(4,152,862)	(4,191,406)	(38,544)
Index futures buy contracts:
CAC 40 10 Euro Index, 17 contracts (EUR)	January 2018	1,098,442	1,083,207	(15,235)
DAX Index, 7 contracts (EUR)	March 2018	2,755,616	2,710,761	(44,855)
EURO STOXX 50 Index, 169 contracts (EUR)	March 2018	7,233,761	7,082,919	(150,842)
FTSE 100 Index, 39 contracts (GBP)	March 2018	3,891,799	4,021,854	130,055
HSCEI, 45 contracts (HKD)	January 2018	3,298,168	3,378,089	79,921
Russell 1000 E-Mini Index, 198 contracts (USD)	March 2018	11,990,365	12,112,650	122,285
SPI 200 Index, 9 contracts (AUD)	March 2018	1,050,168	1,056,848	6,680
TOPIX Index, 48 contracts (JPY)	March 2018	7,665,934	7,740,492	74,558
Index futures sell contracts:
FTSE/MIB Index, 41 contracts (EUR)	March 2018	(5,566,608)	(5,351,553)	215,055
MSCI Taiwan Index, 127 contracts (USD)	January 2018	(4,913,020)	(4,991,100)	(78,080)
S&P 500 E-Mini Index, 205 contracts (USD)	March 2018	(27,200,989)	(27,429,000)	(228,011)
Interest rate futures buy contracts:
Canada 10 Year Bond, 108 contracts (CAD)	March 2018	11,715,772	11,580,143	(135,629)
Interest rate futures sell contracts:
Euro-Bobl, 3 contracts (EUR)	March 2018	(476,154)	(473,737)	2,417
Euro-Bund, 85 contracts (EUR)	March 2018	(16,622,635)	(16,489,298)	133,337
Long Gilt, 30 contracts (GBP)	March 2018	(5,034,984)	(5,069,543)	(34,559)
Net unrealized appreciation on futures contracts				$107,207

Credit default swap agreements on corporate issues—buy protection11

Counterparty	Referenced obligation	Notional amount		Maturity date	Payment frequency	Payments made by the Fund[12]	Upfront payments received	Value	Unrealized depreciation
CITI	HSBC Bank plc bond, 4.000%, due 01/15/21	EUR	150,000	03/20/20	Quarterly	1.000%	$2,441	$(3,650)	$(1,209)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

Credit default swap agreements on corporate issues—sell protection13

Counterparty	Referenced obligation	Notional amount		Maturity date	Payment frequency	Payments received by the Fund[12]	Upfront payments (made) received	Value	Unrealized appreciation	Credit spread[14]
CITI	Standard Chartered Bank plc bond, 0.000%, due 03/20/20	EUR	150,000	03/20/20	Quarterly	1.000%	$(282)	$3,362	$3,080	0.184%
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD	290,000	12/20/19	Quarterly	1.000	5,656	3,200	8,856	0.448
JPMCB	Lanxess AG bond, 4.125%, due 05/23/18	EUR	595,000	06/20/19	Quarterly	1.000	3,550	9,612	13,162	0.119
JPMCB	Teck Resources Ltd. bond, 3.150%, due 12/20/19	USD	380,000	12/20/19	Quarterly	1.000	14,720	5,461	20,181	0.278
JPMCB	Teck Resources Ltd. bond, 3.150%, due 03/20/20	USD	90,000	03/20/20	Quarterly	1.000	3,213	1,279	4,492	0.364
							$26,857	$22,914	$49,771

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligation	Notional amount		Maturity date	Payment frequency	Payments made by the Fund[12]	Upfront payments received	Value	Unrealized depreciation
iTraxx Europe Series 28 Index	EUR	12,700,000	12/20/22	Quarterly	1.000%	$310,945	$(418,479)	$(107,534)
CDX.NA.HY. Series 29 Index	USD	15,200,000	12/20/22	Quarterly	5.000	1,091,758	(1,275,867)	(184,109)
CDX.NA.IG. Series 29 Index	USD	28,900,000	12/20/22	Quarterly	1.000	539,102	(696,934)	(157,832)
						$1,941,805	$(2,391,280)	$(449,475)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$46,357,204	$—	$46,357,204
Asset-backed securities	—	117,478	—	117,478
Collateralized debt obligations	—	—	0	0
Collateralized mortgage obligations	—	5,988	—	5,988
Exchange traded funds	5,030,928	—	—	5,030,928
Short-term investments	6,630,859	39,862,684	—	46,493,543
Investment of cash collateral from securities loaned	84,000	—	—	84,000
Forward foreign currency contracts	—	310,603	—	310,603
Futures contracts	841,007	—	—	841,007
Swap agreements, at value	—	22,914	—	22,914
Total	$12,586,794	$86,676,871	$0	$99,263,665
Liabilities
Forward foreign currency contracts	$—	$(1,165,660)	$—	$(1,165,660)
Futures contracts	(733,800)	—	—	(733,800)
Swap agreements, at value	—	(2,394,930)	—	(2,394,930)
Total	$(733,800)	$(3,560,590)	$—	$(4,294,390)

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period ended December 31, 2017:

Collateralized debt obligation
Assets
Beginning balance	$0
Purchases	—
Issuances	—
Sales	—
Accrued discounts (premiums)	(1,903)
Total realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	1,903
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2017 (unaudited)

The change in net unrealized appreciation (depreciation) relating to the Level 3 investments held at December 31, 2017 was $1,903.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate at the period end and changes periodically.

4  Perpetual investment. Date shown reflects the next call date.

5  Security, or portion thereof, was on loan at the period end.

6  Amount represents less than 0.005%.

7  Illiquid investment at the period end.

8  Value determined using significant unobservable inputs.

9  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate at the period end.

10  Rate shown is the discount rate at the date of purchase unless otherwise noted.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Payments made or received are based on the notional amount.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2017, Class A shares of UBS Global Allocation Fund (the "Fund") increased 7.13% (Class A shares returned 1.24% after the deduction of the maximum sales charge), while Class P shares increased 7.25%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD), returned 7.17% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned 11.21% and the Citigroup World Government Bond Index (Hedged in USD) returned 1.33%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 24; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period and performed largely in line with the benchmark. Both market allocation strategy and security selection were additive for results, whereas currency positioning was a headwind for performance.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct negative impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, added to performance during the reporting period.

Portfolio performance summary1

What worked:

•  Certain active equity positions added to performance.

  – The Fund's long exposure to global equities (US, developed ex-US and emerging markets) contributed to results over the reporting period. Strong performance in equity markets was experienced worldwide. For example, in local currency terms the MSCI All Country World Index did not experience a single month of negative total returns in 2017.

  – The Fund benefited from certain relative value trades, particularly long emerging markets equities versus US equities. Emerging markets equities led global markets in 2017, supported by strong earnings growth, more favorable growth differentials and an overall better global growth backdrop.

•  Overall, active fixed income positions were positive for performance.

  – The Fund's exposure to global corporate bonds over sovereigns added value. Spreads further compressed during the reporting period as the search for yield continued amid an improving risk appetite environment.

  – The Fund benefited from certain relative value trades, such as long Australian government bonds versus US Treasuries. We closed the position in mid-December 2017 following a strong performance move and given the increasing risk of macro indicators in Australia to surprise on the upside.

•  Certain active currency positions were positive for results relative to the benchmark

  – The Fund maintained a preference for the euro relative to the Swiss franc, which added to performance. Following European Central Bank President Draghi's more hawkish tone on monetary policy at the end of June, the euro steadily appreciated against the Swiss franc in the second half of the year.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Allocation Fund

  – The Fund maintained a preference for the Colombian peso relative to the US dollar. This contributed to performance on the back of rising oil prices and more attractive valuations.

•  Overall, the portfolio's bottom-up security selection was positive for results.

  – Positive security selection came from within non-US equities and emerging markets equities.

What didn't work:

•  Overall, equity trades detracted from performance during the reporting period.

  – A preference for US value stocks over the broader US equity market detracted from performance. Negative sector rotation and momentum was experienced throughout 2017, with the outperformance of information technology stocks a particular drag on the trade.

  – The Fund's preference for developed ex-US equities over US equities negatively impacted performance. US equities enjoyed a strong boost from the passage of tax reform in the second half of the year.

•  Certain fixed income allocations detracted from results.

  – The Fund's long Canadian 10-year government bonds versus US Treasuries relative value trade detracted from performance. Economic data in Canada improved and the Bank of Canada raised rates twice in the second half of 2017.

  – The Fund's performance was negatively impacted by a bearish stance on US high yield fixed income. Risk appetite continued to improve and high yield spreads further compressed during the reporting period.

•  Overall, the portfolio's active currency positions were negative for performance

  – The Fund's preference for the Turkish lira over the South African rand detracted from performance. We closed the trade in December 2017 after the political outlook in South Africa improved more than we expected and energy prices rebounded.

  – The Fund's preference for the Mexican peso over the US dollar was a headwind for performance. The Mexican peso depreciated over the reporting period due to a confluence of factors. These included market sentiment relating to US tax reforms and possible renegotiation of the North American Free Trade Agreement (NAFTA), a political corruption scandal ahead of forthcoming Presidential elections and signs of inflationary pressure being more persistent than expected.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/17 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.13%	16.65%	6.32%	3.13%
Class C2	6.64	15.84	5.50	2.34
Class P3	7.25	17.09	6.61	3.44
After deducting maximum sales charge
Class A1	1.24%	10.19%	5.12%	2.55%
Class C2	5.64	14.84	5.50	2.34
MSCI All Country World Index (net)[4]	11.21	23.97	10.80	4.65
Citigroup World Government Bond Index (Hedged in USD)[5]	1.33	2.14	3.11	3.89
60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD)[6]	7.17	14.79	7.80	4.75

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—1.50% and 1.31%; Class C—2.27% and 2.06%; Class P—1.23% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 29, 2018, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics—December 31, 2017 (unaudited)1

Top ten equity holdings

Percentage of net assets
Amazon.com, Inc.	1.0%
Facebook, Inc., Class A	0.9
JPMorgan Chase & Co.	0.8
British American Tobacco plc	0.6
UnitedHealth Group, Inc.	0.6
Philip Morris International, Inc.	0.6
Visa, Inc., Class A	0.6
Sony Corp.	0.6
Deutsche Telekom AG (Registered)	0.5
Sanofi	0.5
Total	6.7%

Top ten long-term fixed income holdings

Percentage of net assets
U.S. Treasury Notes, 1.000%, 03/15/19	1.2%
U.S. Treasury Notes, 1.875%, 10/31/22	1.0
U.S. Treasury Notes, 1.500%, 08/15/20	0.9
New Zealand Government Bond, 2.000%, 09/20/25	0.9
U.S. Treasury Notes, 1.875%, 07/31/22	0.7
U.S. Treasury Inflation Indexed Notes, 0.125%, 01/15/23	0.6
U.S. Treasury Notes, 2.000%, 11/30/22	0.5
Japan Government Twenty Year Bond, 0.400%, 03/20/36	0.5
Japan Government Five Year Bond, 0.100%, 12/20/19	0.4
France Government Bond OAT, 0.500%, 05/25/26	0.4
Total	7.1%

Top five issuer breakdown by country or territory of origin2

Percentage of net assets
United States	30.0%
Japan	6.1
United Kingdom	3.6
Netherlands	2.4
France	1.9
Total	44.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 30.0%, Japan: 6.1%, United Kingdom: 3.8%, Netherlands: 2.4%, and France: 1.9%.

UBS Global Allocation Fund

Industry diversification—December 31, 2017 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	1.00%
Airlines	0.43
Auto components	0.57
Automobiles	0.55
Banks	4.44
Beverages	0.32
Biotechnology	1.14
Building products	0.29
Capital markets	0.13
Chemicals	1.85
Commercial services & supplies	0.23
Communications equipment	0.14
Consumer finance	0.92
Distributors	0.20
Diversified financial services	1.04
Diversified telecommunication services	0.90
Electric utilities	0.17
Electrical equipment	0.21
Electronic equipment, instruments & components	0.40
Energy equipment & services	0.13
Equity real estate investment trusts (REITs)	0.44
Food & staples retailing	0.78
Food products	0.33
Health care equipment & supplies	0.40
Health care providers & services	1.29
Hotels, restaurants & leisure	0.36
Household durables	0.82
Industrial conglomerates	0.27
Insurance	2.14
Internet & direct marketing retail	1.62
Internet software & services	1.46
IT services	1.16
Life sciences tools & services	0.51
Machinery	2.21
Marine	0.15
Media	0.48
Metals & mining	1.20
Oil, gas & consumable fuels	3.08
Personal products	0.63
Pharmaceuticals	2.68
Professional services	0.18
Real estate management & development	0.21
Road & rail	0.14
Semiconductors & semiconductor equipment	2.36
Software	2.87
Specialty retail	0.91
Technology hardware, storage & peripherals	0.68
Textiles, apparel & luxury goods	0.14
Common stocks—(Continued)	Percentage of net assets
Tobacco	1.19%
Trading companies & distributors	0.61
Transportation infrastructure	0.21
Wireless telecommunication services	0.20
Total common stocks	46.77%
Bonds
Non-U.S. government obligations	5.02
U.S. treasury obligations	6.27
Total bonds	11.29%
Investment companies
UBS-HALO Emerging Markets Equity Relationship Fund	8.09
Exchange traded funds	9.25
Short-term investments	21.62
Investment of cash collateral from securities loaned	0.46
Total investments	97.48%
Cash and other assets, less liabilities	2.52
Net assets	100.00%

1  Figures represent the breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Shares	Value
Common stocks: 46.77%
Australia: 0.70%
Insurance Australia Group Ltd.	158,373	$894,651
Rio Tinto Ltd.	11,009	651,191
Wesfarmers Ltd.	22,601	783,321
Total Australia common stocks		2,329,163
Austria: 0.44%
Erste Group Bank AG*	33,612	1,456,091
Bermuda: 0.65%
Jardine Matheson Holdings Ltd.	10,900	662,175
Marvell Technology Group Ltd.	41,830	898,090
Norwegian Cruise Line Holdings Ltd.*	11,365	605,186
Total Bermuda common stocks		2,165,451
Canada: 1.35%
Enerplus Corp.	40,741	398,983
Husky Energy, Inc.*	71,812	1,014,052
Paramount Resources Ltd., Class A*	14,679	226,783
Suncor Energy, Inc.	34,189	1,255,228
Toronto-Dominion Bank (The)	27,922	1,636,003
Total Canada common stocks		4,531,049
Cayman Islands: 0.18%
Alibaba Group Holding Ltd. ADR*	2,000	344,860
Ctrip.com International Ltd. ADR*	5,700	251,370
Total Cayman Islands common stocks		596,230
Denmark: 0.57%
AP Moller—Maersk A/S, Class B	287	501,407
Novo Nordisk A/S, Class B	26,110	1,407,610
Total Denmark common stocks		1,909,017
Finland: 0.21%
Sampo OYJ, Class A	13,057	717,523
France: 1.13%
Peugeot SA	28,778	585,444
Publicis Groupe SA	7,238	491,978
Sanofi	21,446	1,848,843
Thales SA	7,991	861,769
Total France common stocks		3,788,034
Germany: 1.84%
Deutsche Telekom AG (Registered)	105,784	1,877,854
Infineon Technologies AG	33,500	917,852
KION Group AG	11,434	987,500
MTU Aero Engines AG	2,306	413,368
SAP SE	9,379	1,051,630
thyssenkrupp AG	32,014	930,146
Total Germany common stocks		6,178,350
Hong Kong: 0.68%
AIA Group Ltd.	200,517	1,710,574
Power Assets Holdings Ltd.	67,500	569,782
Total Hong Kong common stocks		2,280,356
	Shares	Value
Ireland: 1.19%
Allegion plc	12,453	$990,761
Allergan plc	7,387	1,208,365
ICON plc*	8,119	910,546
Ryanair Holdings plc ADR*	8,492	884,781
Total Ireland common stocks		3,994,453
Italy: 1.15%
Atlantia SpA	22,100	697,919
Autogrill SpA	43,946	606,379
Banca Mediolanum SpA	129,519	1,121,235
Mediobanca SpA	88,341	1,002,722
UniCredit SpA*	23,498	439,264
Total Italy common stocks		3,867,519
Japan: 5.11%
Inpex Corp.	94,600	1,182,972
ITOCHU Corp.	39,800	742,839
MINEBEA MITSUMI, Inc.	45,800	960,509
Mitsui Fudosan Co. Ltd.	31,700	710,384
Nabtesco Corp.	16,300	624,948
Nintendo Co. Ltd.	1,700	621,460
ORIX Corp.	81,600	1,379,252
Otsuka Holdings Co. Ltd.	30,500	1,339,374
Shin-Etsu Chemical Co. Ltd.	12,800	1,300,732
Sony Corp.	42,600	1,921,773
Sumitomo Electric Industries Ltd.	48,600	821,682
Sumitomo Mitsui Financial Group, Inc.	24,800	1,071,457
Takeda Pharmaceutical Co. Ltd.	17,100	971,441
THK Co. Ltd.	14,700	551,862
Tokyo Electron Ltd.	3,400	615,576
Toyota Industries Corp.	16,900	1,085,920
Toyota Motor Corp.	19,500	1,248,311
Total Japan common stocks		17,150,492
Jersey: 0.64%
Glencore plc*	144,645	761,641
Shire plc	26,345	1,387,218
Total Jersey common stocks		2,148,859
Netherlands: 2.26%
ABN AMRO Group NV CVA[1,2]	51,826	1,672,734
ASR Nederland NV	29,326	1,207,083
Koninklijke Ahold Delhaize NV	35,241	775,276
Koninklijke DSM NV	14,426	1,379,011
LyondellBasell Industries NV, Class A	6,182	681,998
Sensata Technologies Holding NV*	3,399	173,723
Unilever NV CVA	29,827	1,680,422
Total Netherlands common stocks		7,570,247
Norway: 0.84%
Statoil ASA	42,923	915,902
Telenor ASA	52,964	1,134,676
Yara International ASA	16,837	772,477
Total Norway common stocks		2,823,055

UBS Global Allocation Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Shares	Value
Common stocks—(Continued)
Singapore: 0.20%
Broadcom Ltd.	2,541	$652,783
Spain: 0.29%
Banco Santander SA	148,092	973,554
United Kingdom: 3.60%
Anglo American plc	48,195	1,008,267
Ashtead Group plc	48,405	1,301,852
Babcock International Group plc	79,907	761,139
BP plc	248,836	1,756,094
British American Tobacco plc	29,699	2,012,123
HSBC Holdings plc	154,604	1,600,816
Sage Group plc (The)	124,670	1,343,219
Spectris plc	13,079	439,170
Tesco plc	380,077	1,073,789
Worldpay Group plc[1,2]	137,074	788,400
Total United Kingdom common stocks		12,084,869
United States: 23.74%
Abbott Laboratories	7,370	420,606
Activision Blizzard, Inc.	6,664	421,964
Adobe Systems, Inc.*	2,501	438,275
Aetna, Inc.	2,735	493,367
AGCO Corp.	13,567	969,091
Alexion Pharmaceuticals, Inc.*	4,766	569,966
Alnylam Pharmaceuticals, Inc.*	4,856	616,955
Alphabet, Inc., Class A*	1,352	1,424,197
Amazon.com, Inc.*	2,971	3,474,495
American Express Co.	14,106	1,400,867
Anthem, Inc.	932	209,709
Apple, Inc.	7,986	1,351,471
Arista Networks, Inc.*	1,974	465,035
Autodesk, Inc.*	5,332	558,954
Bank of America Corp.	15,275	450,918
Bio-Rad Laboratories, Inc., Class A*	3,374	805,273
CBOE Holdings, Inc.	3,532	440,052
CBS Corp. (Non-Voting), Class B	9,436	556,724
Cigna Corp.	3,991	810,532
Cirrus Logic, Inc.*	6,887	357,160
Clovis Oncology, Inc.*	2,320	157,760
Coherus Biosciences, Inc.*	12,738	112,094
Comerica, Inc.	3,308	287,167
Cooper Cos., Inc. (The)	2,590	564,309
Delek US Energy, Inc.	18,781	656,208
Diamondback Energy, Inc.*	1,878	237,097
Eastman Chemical Co.	9,475	877,764
Ecolab, Inc.	4,243	569,326
Electronic Arts, Inc.*	4,893	514,059
Eli Lilly & Co.	10,372	876,019
Emergent BioSolutions, Inc.*	6,212	288,672
EOG Resources, Inc.	7,165	773,175
Estee Lauder Cos., Inc. (The), Class A	3,527	448,775
Expedia, Inc.	3,885	465,306
Facebook, Inc., Class A*	17,652	3,114,872
Fortive Corp.	6,257	452,694
	Shares	Value
Gardner Denver Holdings, Inc.*	38,700	$1,313,091
Halliburton Co.	9,175	448,382
Hess Corp.	18,327	869,983
Home Depot, Inc. (The)	6,373	1,207,875
Honeywell International, Inc.	1,496	229,427
Illinois Tool Works, Inc.	2,530	422,130
Integrated Device Technology, Inc.*	9,794	291,176
Ironwood Pharmaceuticals, Inc.*	27,697	415,178
Jabil, Inc.	16,831	441,814
Johnson & Johnson	9,478	1,324,266
JPMorgan Chase & Co.	25,135	2,687,937
KLA-Tencor Corp.	4,378	459,996
Laboratory Corp. of America Holdings*	5,307	846,520
Lam Research Corp.	2,720	500,670
Lexicon Pharmaceuticals, Inc.*,3	26,947	266,236
LKQ Corp.*	16,442	668,696
Marsh & McLennan Cos., Inc.	21,421	1,743,455
Mastercard, Inc., Class A	5,628	851,854
MetLife, Inc.	18,166	918,473
Microchip Technology, Inc.	2,184	191,930
Micron Technology, Inc.*	22,355	919,238
Microsemi Corp.*	5,158	266,411
Microsoft Corp.	20,653	1,766,658
Mondelez International, Inc., Class A	26,166	1,119,905
Netflix, Inc.*	3,257	625,214
Newell Brands, Inc.	26,651	823,516
NIKE, Inc., Class B	7,559	472,815
Noble Energy, Inc.	20,272	590,726
NVIDIA Corp.	2,392	462,852
ON Semiconductor Corp.*	21,823	456,974
Parker-Hannifin Corp.	2,637	526,292
PepsiCo, Inc.	9,003	1,079,640
Philip Morris International, Inc.	18,670	1,972,485
Priceline Group, Inc. (The)*	348	604,734
PTC, Inc.*	3,364	204,430
Qorvo, Inc.*	6,811	453,613
Rockwell Automation, Inc.	2,706	531,323
salesforce.com, Inc.*	11,645	1,190,468
ServiceNow, Inc.*	4,541	592,101
Sherwin-Williams Co. (The)	1,546	633,922
Simon Property Group, Inc., REIT	8,572	1,472,155
Skyworks Solutions, Inc.	4,930	468,103
Spirit AeroSystems Holdings, Inc., Class A	8,087	705,591
Spirit Airlines, Inc.*	12,092	542,326
Square, Inc., Class A*	8,701	301,664
Steel Dynamics, Inc.	15,624	673,863
Synchrony Financial	43,362	1,674,207
Take-Two Interactive Software, Inc.*	4,284	470,298
TJX Cos., Inc. (The)	23,970	1,832,746
T-Mobile US, Inc.*	10,733	681,653
TransDigm Group, Inc.	1,590	436,646
Ultimate Software Group, Inc. (The)*	2,049	447,153
Union Pacific Corp.	3,534	473,909
United Technologies Corp.	7,248	924,627
UnitedHealth Group, Inc.	8,958	1,974,881
Universal Display Corp.	2,593	447,681

UBS Global Allocation Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Shares		Value
Common stocks—(Concluded)
United States—(Concluded)
Verisk Analytics, Inc.*		6,386	$613,056
Visa, Inc., Class A		17,136	1,953,847
Voya Financial, Inc.		19,857	982,326
Wabtec Corp.[3]		7,326	596,556
Walt Disney Co. (The)		5,253	564,750
Wells Fargo & Co.		26,700	1,619,889
Western Digital Corp.		11,502	914,754
WPX Energy, Inc.*		32,750	460,793
Zimmer Biomet Holdings, Inc.		3,060	369,250
Total United States common stocks			79,626,038
Total common stocks (cost $131,588,256)			156,843,133
	Face amount
Bonds: 11.29%
Non-U.S. government obligations: 5.02%
Australia: 0.25%
Commonwealth of Australia, 4.500%, due 04/15/20[2]	AUD	625,000	514,128
4.500%, due 04/21/33[2]		122,000	113,771
5.500%, due 04/21/23[2]		230,000	207,152
			835,051
Austria: 0.06%
Republic of Austria, 1.200%, due 10/20/25[1,2]	EUR	47,000	60,184
3.150%, due 06/20/44[1,2]		86,000	144,454
			204,638
Belgium: 0.09%
Kingdom of Belgium, 3.750%, due 06/22/45[2]		161,000	286,599
Canada: 0.07%
Government of Canada, 2.250%, due 06/01/25	CAD	206,000	166,741
2.750%, due 12/01/64		82,000	74,850
			241,591
Finland: 0.03%
Republic of Finland, 0.500%, due 04/15/26[1,2]	EUR	85,000	102,829
France: 0.84%
France Government Bond OAT, 0.500%, due 05/25/26[2]		1,027,000	1,237,335
2.500%, due 05/25/30[2]		625,000	885,312
3.250%, due 05/25/45[2]		436,000	705,577
			2,828,224
Germany: 0.05%
Federal Republic of Germany, 2.500%, due 08/15/46[2]		100,000	157,418
	Face amount		Value
Ireland: 0.08%
Republic of Ireland, 2.000%, due 02/18/45[2]	EUR	208,000	$261,551
Italy: 0.50%
Italy Buoni Poliennali Del Tesoro, 1.650%, due 03/01/32[1,2]		60,000	65,152
2.550%, due 09/15/41[2,4]		166,146	237,299
3.250%, due 09/01/46[1,2]		170,000	207,709
4.000%, due 02/01/37[2]		309,000	435,208
4.250%, due 02/01/19[2]		560,000	704,695
4.750%, due 09/01/44[1,2]		25,000	38,439
			1,688,502
Japan: 0.97%
Japan Government Five Year Bond, 0.100%, due 12/20/19	JPY	155,000,000	1,381,691
Japan Government Thirty Year Bond, 0.300%, due 06/20/46		41,000,000	319,321
Japan Government Twenty Year Bond, 0.400%, due 03/20/36		176,350,000	1,542,834
			3,243,846
Netherlands: 0.07%
Kingdom of the Netherlands, 2.750%, due 01/15/47[1,2]	EUR	139,000	226,911
New Zealand: 0.87%
New Zealand Government Bond, 2.000%, due 09/20/25[2,4]	NZD	3,943,539	2,920,251
Spain: 1.14%
Kingdom of Spain, 3.450%, due 07/30/66[1,2]	EUR	350,000	449,744
3.750%, due 10/31/18		920,000	1,142,274
4.200%, due 01/31/37[1,2]		404,000	621,573
4.800%, due 01/31/24[1,2]		640,000	956,583
5.150%, due 10/31/44[1,2]		380,000	661,216
			3,831,390
Total non-U.S. government obligations (cost $16,299,506)			16,828,801
U.S. treasury obligations: 6.27%
U.S. Treasury Bonds, 2.500%, due 02/15/46		$590,000	560,809
2.750%, due 11/15/42		543,000	545,856
2.875%, due 05/15/43		1,045,000	1,073,369
2.875%, due 08/15/45		50,000	51,221
3.000%, due 11/15/45		125,000	131,131
U.S. Treasury Inflation Indexed Note, (TIPS) 0.125%, due 01/15/23		1,840,000	1,951,819
U.S. Treasury Notes, 1.000%, due 03/15/19		4,100,000	4,058,639
1.250%, due 03/31/21		637,000	621,229
1.375%, due 09/30/23		400,000	380,955
1.500%, due 08/15/20		3,000,000	2,966,527
1.625%, due 12/31/19		770,000	765,870

UBS Global Allocation Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount	Value
Bonds—(Concluded)
U.S. treasury obligations—(Concluded)
1.750%, due 05/15/23	$680,000	$663,126
1.875%, due 07/31/22	2,300,000	2,268,581
1.875%, due 10/31/22	3,490,000	3,438,839
2.000%, due 11/30/22	1,575,000	1,560,443
Total U.S. treasury obligations (cost $21,191,452)		21,038,414
Total bonds (cost $37,490,958)		37,867,215
	Shares
Exchange traded funds: 9.25%
iShares iBoxx $ Investment Grade Corporate Bond Fund	127,600	15,511,056
iShares JPMorgan USD Emerging Markets Bond Fund[3]	133,700	15,522,570
Total exchange traded funds (cost $30,860,257)		31,033,626
Investment companies: 8.09%
UBS-HALO Emerging Markets Equity Relationship Fund*,5 (cost $18,039,486)	495,217	27,113,192
Short-term investments: 21.62%
Investment companies: 12.41%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $41,622,540)	41,622,540	41,622,540
	Face amount	Value
U.S. treasury obligations: 9.21%
U.S. Treasury Bills 1.160%, due 04/26/18[6]	$16,000,000	$15,930,713
1.138%, due 03/08/18[6]	15,000,000	14,964,961
Total U.S. treasury obligations (cost $30,909,715)		30,895,674
Total short-term investments (cost $72,532,255)		72,518,214
	Shares
Investment of cash collateral from securities loaned: 0.46%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,537,765)	1,537,765	1,537,765
Total investments: 97.48% (cost $292,048,977)		326,913,145
Cash and other assets, less liabilities: 2.52%		8,458,726
Net assets: 100.00%		$335,371,871

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 75. Portfolio footnotes begin on page 33.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2017 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	INR	118,500,000	USD	1,823,919	03/22/18	$(14,851)
CSI	CAD	22,100,000	USD	17,216,370	03/22/18	(383,236)
CSI	RUB	129,375,388	USD	2,177,597	03/22/18	(43,806)
CSI	USD	6,656,277	SEK	55,680,000	03/22/18	163,917
GSI	CNY	11,420,000	USD	1,715,230	03/22/18	(30,609)
GSI	USD	11,180,234	COP	33,781,076,837	03/22/18	63,392
GSI	USD	12,981,242	MXN	252,530,000	03/22/18	(317,242)
JPMCB	CHF	5,830,000	USD	5,962,206	03/22/18	(54,662)
JPMCB	NOK	21,260,000	USD	2,550,713	03/22/18	(44,285)
JPMCB	USD	1,395,911	GBP	1,040,000	03/22/18	11,908
JPMCB	USD	1,518,999	HKD	11,860,000	03/22/18	1,368
JPMCB	USD	602,589	ILS	2,100,000	03/22/18	2,869
JPMCB	USD	4,140,497	JPY	463,700,000	03/22/18	(8,558)
JPMCB	USD	1,717,412	SGD	2,310,000	03/22/18	11,845
MSC	CLP	4,154,100,000	USD	6,494,333	03/22/18	(252,183)
MSC	EUR	11,435,000	USD	13,595,336	03/22/18	(189,922)
MSC	NZD	14,630,000	USD	10,247,379	03/22/18	(110,748)
Net unrealized depreciation on forward foreign currency contracts						$(1,194,803)

Futures contracts

	Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
U.S. Treasury 10 Year Note, 95 contracts (USD)	March 2018	$11,805,086	$11,784,453	$(20,633)
U.S. Treasury Ultra Bond, 77 contracts (USD)	March 2018	12,865,241	12,909,531	44,290
U.S. Treasury futures sell contracts:
U.S. Treasury 2 Year Note, 219 contracts (USD)	March 2018	(46,985,473)	(46,889,953)	95,520
Index futures buy contracts:
EURO STOXX 50 Index, 91 contracts (EUR)	March 2018	3,895,178	3,813,880	(81,298)
HSCEI, 106 contracts (HKD)	January 2018	7,769,017	7,957,276	188,259
MSCI Emerging Markets E-Mini Index, 140 contracts (USD)	March 2018	7,815,920	8,145,900	329,980
Russell 1000 E-Mini Index, 494 contracts (USD)	March 2018	29,723,931	30,220,450	496,519
TOPIX Index, 53 contracts (JPY)	March 2018	8,464,466	8,546,794	82,328
Index futures sell contracts:
S&P 500 E-Mini Index, 226 contracts (USD)	March 2018	(29,857,482)	(30,238,801)	(381,319)
S&P/TSX 60 Index, 24 contracts (CAD)	March 2018	(3,626,655)	(3,655,942)	(29,287)
SGX FTSE China A50 Index, 687 contracts (USD)	January 2018	(9,092,885)	(9,097,598)	(4,713)
Interest rate futures buy contracts:
Australia 10 Year Bond, 84 contracts (AUD)	March 2018	8,517,702	8,465,139	(52,563)
Canada 10 Year Bond, 323 contracts (CAD)	March 2018	35,024,369	34,633,206	(391,163)
Long Gilt, 46 contracts (GBP)	March 2018	7,719,033	7,773,299	54,266

UBS Global Allocation Fund

Portfolio of investments

December 31, 2017 (unaudited)

Futures contracts—(Concluded)

	Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
Euro-Bund, 101 contracts (EUR)	March 2018	$(19,751,602)	$(19,593,166)	$158,436
Japan 10 Year Bond Mini, 21 contracts (JPY)	March 2018	(2,812,001)	(2,811,307)	694
Net unrealized appreciation on futures contracts				$489,316

Centrally cleared credit default swap agreements on credit indices-sell protection7

Referenced obligation	Notional amount		Maturity date	Payment frequency	Payments made by the Fund[8]	Upfront payments (made) received	Value	Unrealized appreciation	Credit spread[9]
CDX.NA.IG. Series 29 Index	USD	13,000,000	12/20/22	Quarterly	1.000%	$(241,267)	$313,500	$72,233	0.491%
CDX.EM. Series 28 Index	USD	18,000,000	12/20/22	Quarterly	1.000	710,421	(150,544)	559,877	1.194
iTraxx Europe Series 28 Index	EUR	19,000,000	12/20/22	Quarterly	1.000	(471,327)	626,071	154,744	0.450
						$(2,173)	$789,027	$786,854

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. Certain investments that are measured at fair value using the net asset value per share practical expedient (or its equivalent) have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$—	$156,843,133	$—	$—	$156,843,133
Non-U.S. government obligations	—	—	16,828,801	—	16,828,801
U.S. treasury obligations	—	—	21,038,414	—	21,038,414
Exchange traded funds	—	31,033,626	—	—	31,033,626
Investment companies	27,113,192	—	—	—	27,113,192
Short-term investments	—	41,622,540	30,895,674	—	72,518,214
Investment of cash collateral from securities loaned	—	1,537,765	—	—	1,537,765
Forward foreign currency contracts	—	—	255,299	—	255,299
Futures contracts	—	1,450,292	—	—	1,450,292
Swap agreements, at value	—	—	939,571	—	939,571
Total	$27,113,192	$232,487,356	$69,957,759	$—	$329,558,307

UBS Global Allocation Fund

Portfolio of investments

December 31, 2017 (unaudited)

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Forward foreign currency contracts	$—	$—	$(1,450,102)	$—	$(1,450,102)
Futures contracts	—	(960,976)	—	—	(960,976)
Swap agreements, at value	—	—	(150,544)	—	(150,544)
Total	$—	$(960,976)	$(1,600,646)	$—	$(2,561,622)

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security, or portion thereof, was on loan at the period end.

4  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

5  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/17	Purchases during the six months ended 12/31/17	Sales during the six months ended 12/31/17	Net realized gain during the six months ended 12/31/17	Change in net unrealized appreciation (depreciation) during the six months ended 12/31/17	Value 12/31/17	Net income earned from affiliate for the six months ended 12/31/17	Shares 12/31/17
UBS Global Corporate Bond Relationship Fund	$51,581,219	$—	$52,322,531	$3,816,560	$(3,075,248)	$—	$—	—
UBS-HALO Emerging Markets Equity Relationship Fund	24,479,787	—	2,500,002	784,269	4,349,138	27,113,192	—	495,217
	$76,061,006	$—	$54,822,533	$4,600,829	$1,273,890	$27,113,192	$—

6  Rate shown is the discount rate at the date of purchase unless otherwise noted.

7  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

8  Payments made or received are based on the notional amount.

9  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2017, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned 13.16% (Class A shares returned 6.91% after the deduction of the maximum sales charge), while Class P shares returned 13.33%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned 10.09%. (Class P shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 36; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a strong absolute return and outperformed its benchmark during the reporting period. This was driven by a combination of strong stock selection and sector allocation.

Portfolio performance summary1

What worked:

• Stock selection in the health care, energy and financials sectors contributed the most to performance.

• Ping An Insurance is a China-based insurer and also a provider of financial services, such as wealth management and credit card services. The company is increasing its footprint in Asia and has recently posted strong earnings as China's property and casualty insurance market has improved following a temporary slowdown in 2016. We continue to hold Ping An Insurance, as we believe that the company will benefit from rising household income and demand for insurance in China.

• Sino Biopharmaceutical is a Hong Kong-based manufacturer of biopharmaceutical products to the treatment of ophthalmia, hepatitis B (which affects 16% of the Chinese population), cardiovascular disease and diabetes, along with modern Chinese medicines. The company has a robust pipeline of 30-40 drugs that are likely to receive China Food & Drug Administration approval in 2018 and 2019. Several of these are potential blockbuster drugs, including HIV treatment and breast cancer biosimilars (Herceptin).

• Santos Limited is a gas producer with operations in Australia, Papua New Guinea, Malaysia, Indonesia and Vietnam. Santos Limited's shares rose sharply as the company increased domestic sales to address a significant gas shortage in South Australia. It also announced the start of new a off-shore exploration in Western Australia. The company shows strong efforts to manage its environmental impact and performs well on safety metrics.

• From a sector allocation perspective, an average overweight to the information technology and average underweight to the energy sectors contributed to performance.

What didn't work:

• Stock selection in the consumer discretionary and industrials sectors detracted from performance during the reporting period.

• Capita provides technology and back-office support solutions for businesses and public services. The UK-based company suffered from the "Brexit" vote and cuts in public sector spending. We continue to hold Capita, as we believe that the company is in the midst of a business turnaround that is focused on reducing costs.

• A.P. Moeller Maersk is an integreated transport and logistics company that operates a fleet of container vessels, tankers, supply ships and specialty vessels. The company has an oil and gas exploration and production ("E&P") division and owns various terminals. It is a leading global port operator and is expanding its terminal footprint in emerging markets, such as Brazil and Liberia. The company missed its third quarter 2017 earnings target due to

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS International Sustainable Equity Fund

low volumes. We continue to hold the company, as we believe that conditions for the industry should improve in 2018.

• Nordea Bank is a universal pan-Nordic bank with a diversified business model allowing for low volatility in earnings. The company's share price was negatively impacted during the reporting period, as it moved its headquarters from Stockholm to Helsinki, which led to a significant loss of Swedish customers. We continue to hold the company, as the management team increased the company's dividend distribution rate and currently offers a 12% return on capital, which is expected to improve due to additional cost cutting.

• Sector allocations to industrials (average overweight) and consumer discretionary (average underweight) were modest detractors to performance.

Portfolio highlights

•  Koninklijke DSM N.V. (Royal DSM) is a specialty chemicals company involved in health, nutrition and materials. In 2016, it launched a corporate restructuring, which should result in a higher valuation as the company becomes more focused and transparent. As a result, their business mix has improved by moving out of their pharmaceutical and commodity chemicals businesses, which were lower return and slower growth units. Royal DSM's valuation is attractive as the company has exited its low return commodities business. In addition, during most of the past five year period, returns in the company's largest business, nutrition, were declining. However, this trend could reverse, due to a combination of internal restructuring under a new Chief Financial Officer and rising vitamin prices. Uplift from higher vitamin prices should become apparent, appearing first in animal and then in human nutrition. Royal DSM products play a role in improving nutrition and also reducing pollution in materials. The group targets 40-45% greenhouse gas efficiency improvements and to source half of its energy from renewables by 2025.

•  THK Co. LTD Is a Japanese manufacturer of industrial linear motion systems that are used in products such as robots, machine tools and semiconductor equipment. The company also produces feed screws, bearings, joints, actuators and other mechanical parts and equipment. The company has posted significant gains in the past six months, with estimated earnings per share growth of 23%. The firm is benefiting from rising demand in China for industrial equipment. The company is also expanding its production capacity in Japan, China and Vietnam to meet growing demand for automation, batteries and increased demand for electronics in automobiles.

•  During the reporting period, we initiated several new positions, notably in Takeda Pharmaceutical, Nabtesco and Mediobanca Spa. We sold the Fund's positions in Credit Agricole, Novartis, Roche and Schlumberger.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 12/31/17 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.16%	30.92%	9.21%	2.78%
Class C2	12.70	29.93	8.37	2.01
Class P3	13.33	31.21	9.47	3.03
After deducting maximum sales charge
Class A1	6.91%	23.75%	7.99%	2.20%
Class C2	11.70	28.93	8.37	2.01
MSCI World ex USA Index (net)[4]	10.09	24.21	7.46	1.87

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—2.25% and 1.25%; Class C—3.11% and 2.00%; Class P—2.06% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics and industry diversification—December 31, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
Prudential plc	2.6%
Zurich Insurance Group AG	2.5
LyondellBasell Industries NV, Class A	2.5
Ping An Insurance Group Co. of China Ltd., H Shares	2.4
Bank Central Asia Tbk. PT	2.4
Sumitomo Mitsui Financial Group, Inc.	2.3
Mirvac Group	2.3
Santos Ltd.	2.3
Ashtead Group plc	2.2
Koninklijke DSM NV	2.2
Total	23.7%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	18.7%
United Kingdom	15.7
Germany	9.6
Netherlands	9.4
Australia	5.6
Total	59.0%
Common stocks	Percentage of net assets
Airlines	1.64%
Auto components	2.18
Automobiles	0.98
Banks	11.88
Biotechnology	2.18
Building products	1.19
Chemicals	7.59
Commercial services & supplies	1.00
Diversified telecommunication services	2.09
Electrical equipment	1.42
Energy equipment & services	1.36
Equity real estate investment trusts (REITs)	2.30
Food & staples retailing	0.75
Food products	1.03
Health care equipment & supplies	2.09
Household durables	1.34
Household products	1.35
Insurance	9.82
IT services	1.00
Machinery	9.96
Marine	1.46
Media	0.96
Oil, gas & consumable fuels	5.32
Personal products	3.66
Pharmaceuticals	6.33
Professional services	0.88
Real estate management & development	1.37
Semiconductors & semiconductor equipment	4.53
Software	5.31
Trading companies & distributors	2.25
Water utilities	1.01
Wireless telecommunication services	1.61
Total common stocks	97.84%
Short-term investments	1.48
Total investments	99.32%
Cash and other assets, less liabilities	0.68
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Shares	Value
Common stocks: 97.84%
Australia: 5.58%
Brambles Ltd.	52,683	$413,936
Mirvac Group, REIT	520,480	954,346
Santos Ltd.*	223,069	948,570
Total Australia common stocks		2,316,852
Brazil: 1.01%
Cia de Saneamento Basico do Estado de Sao Paulo*	40,500	419,151
Canada: 0.99%
Magna International, Inc.	7,249	410,834
Cayman Islands: 1.94%
Sino Biopharmaceutical Ltd.	455,000	807,170
China: 2.42%
Ping An Insurance Group Co. of China Ltd., H Shares	96,500	1,004,790
Curacao: 1.36%
Schlumberger Ltd.	8,398	565,941
Denmark: 3.14%
AP Moller—Maersk A/S, Class B	347	606,231
Novo Nordisk A/S, Class B	12,924	696,742
Total Denmark common stocks		1,302,973
France: 4.99%
AXA SA	12,923	383,533
Sanofi	7,027	605,792
Schneider Electric SE*	6,941	590,133
Valeo SA	6,593	492,594
Total France common stocks		2,072,052
Germany: 9.57%
Bayerische Motoren Werke AG	3,910	407,355
Carl Zeiss Meditec AG	13,960	866,975
Deutsche Telekom AG (Registered)	23,015	408,557
Infineon Technologies AG	25,415	696,335
Jungheinrich AG (Preference)	17,376	820,288
SAP SE	6,881	771,539
Total Germany common stocks		3,971,049
Hong Kong: 1.37%
Sun Hung Kai Properties Ltd.	34,000	567,475
India: 2.40%
Axis Bank Ltd. GDR[1]	9,587	418,952
ICICI Bank Ltd. ADR	59,390	577,865
Total India common stocks		996,817
Indonesia: 2.38%
Bank Central Asia Tbk. PT	613,300	989,959
Italy: 0.96%
Mediobanca SpA	34,976	396,998
Japan: 18.71%
Hino Motors Ltd.	33,000	427,602
	Shares	Value
Kao Corp.	8,900	$601,811
KDDI Corp.	26,800	667,057
Kubota Corp.	39,000	764,770
Makita Corp.	9,400	395,021
Nabtesco Corp.	10,600	406,408
Nintendo Co. Ltd.	1,800	658,017
Otsuka Corp.	5,400	414,076
Panasonic Corp.	37,900	554,835
Shin-Etsu Chemical Co. Ltd.	5,700	579,232
Sumitomo Mitsui Financial Group, Inc.	22,100	954,806
Takeda Pharmaceutical Co. Ltd.	9,100	516,966
THK Co. Ltd.	12,700	476,778
Unicharm Corp.	13,400	348,394
Total Japan common stocks		7,765,773
Jersey: 2.18%
Shire plc	17,154	903,259
Netherlands: 9.37%
ASML Holding NV	3,970	691,408
Koninklijke Ahold Delhaize NV	14,246	313,402
Koninklijke DSM NV	9,766	933,552
LyondellBasell Industries NV, Class A	9,388	1,035,684
Unilever NV CVA	16,253	915,677
Total Netherlands common stocks		3,889,723
Norway: 3.08%
Statoil ASA	38,486	821,225
Telenor ASA	21,362	457,649
Total Norway common stocks		1,278,874
South Korea: 1.19%
SK Hynix, Inc.	6,884	491,921
Spain: 2.72%
Banco Bilbao Vizcaya Argentaria SA	85,808	732,228
Mediaset Espana Comunicacion SA	35,335	396,791
Total Spain common stocks		1,129,019
Sweden: 3.27%
Assa Abloy AB, Class B	23,882	496,092
Nordea Bank AB	71,266	862,688
Total Sweden common stocks		1,358,780
Switzerland: 2.53%
Zurich Insurance Group AG	3,449	1,049,796
Taiwan: 1.03%
Uni-President Enterprises Corp.	193,000	428,046
United Kingdom: 15.65%
Aon plc	4,300	576,200
Ashtead Group plc	34,793	935,757
Capita plc	67,902	367,537
Croda International plc	10,058	600,771
easyJet plc	34,506	682,052
Prudential plc	41,344	1,063,661
Reckitt Benckiser Group plc	2,285	213,458

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
Sage Group plc (The)	71,777	$773,339
Tullow Oil plc*	157,824	440,236
Weir Group plc (The)	29,398	842,655
Total United Kingdom common stocks		6,495,666
Total common stocks (cost $35,693,907)		40,612,918
	Shares	Value
Short-term investments: 1.48%
Investment companies: 1.48%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $613,811)	613,811	$613,811
Total investments: 99.33% (cost $36,307,718)		41,226,729
Cash and other assets, less liabilities: 0.67%		281,438
Net assets: 100.00%		$41,508,167

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 75. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$40,612,918	$—	$—	$40,612,918
Short-term investments	613,811	—	—	613,811
Total	$41,226,729	$—	$—	$41,226,729

At December 31, 2017, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2017, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 9.44% (Class A shares returned 3.41% after the deduction of the maximum sales charge), while Class P shares returned 9.60%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 11.09% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 43; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

•  Universal Display Corporation was the Fund's top-performing stock during the six months ended December 31, 2017.

  – Universal Display is a manufacturer of emitters and materials that support organic light-emitting diode (OLED) display technology. The company saw its shares rise on increased confidence in active-matrix organic light-emitting diode (AMOLED) display capacity plans, and as OLED smartphone penetration continues to increase. (For details, see "Portfolio highlights.")

•  Several healthcare stocks contributed positively to performance during the period.

  – Shares of Exact Sciences, a molecular diagnostics company, rose during the six months after the company reported second quarter revenues that exceeded expectations. The company also benefited from continued confidence regarding momentum in test volume for its Cologuard colon cancer screening test.

  – Nektar Therapeutics is a biotechnology company that uses its PEGylation and advanced polymer conjugate chemistry technology platform to develop novel therapies. The company's stock price rose after Nektar presented early data on NKTR-214 which showed favorable efficacy, in combination with Opdivo, in treating melanoma, non-small cell lung cancer, and renal cell carcinoma.

•  Certain energy and industrial stocks were positive for performance during the six-month period.

  – ProPetro Holding Corporation, a provider of pressure pumping services to the energy sector, saw its shares rise as the pressure pumping market remained tight and price increases continued.

  – Generac Holdings manufactures automatic, stationary standby, and portable power generators. The company outperformed following 2017's severe weather events in Texas, Florida and Puerto Rico, which drove an increase in demand for the Generac's products. (For details, see "Portfolio highlights.")

What didn't work:

•  Within the healthcare sector, several names detracted from relative performance during the six-month period ended December 31, 2017.

  – Evolent Health is a provider of a platform of services designed to help healthcare clients migrate to value-based payment models. Evolent saw its shares decline after announcing that it had acquired a health plan from a current customer. We continue to hold the Evolent Health as of the end of the reporting period. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Small Cap Growth Fund

  – Acadia Healthcare, an operator of a network of behavioral health centers, underperformed after reporting disappointing third quarter earnings driven by softness in volumes in the UK market alongside increased labor costs. We closed our position in Acadia Healthcare prior to the end of the reporting period.

  – NuCana plc develops anti-cancer medicines for ovarian, biliary, pancreatic, colorectal, hematological and breast cancers. Shares of NuCana fell after the company's initial public offering due to a lack of liquidity. We continue to hold the stock.

•  Other stock selection decisions made a negative contribution to relative returns.

  – Information technology holding Wix.com, a web-platform operator and developer, saw its shares fall after the company provided disappointing preliminary fiscal 2018 guidance. Management expects to see higher operating expenses in the upcoming year due to higher spending on research and development (R&D) combined with a currency impact on costs. We continue to hold the position as of the end of the reporting period. (For details, see "Portfolio highlights.")

•  Underweights to the consumer discretionary and industrials sectors also detracted during the six months. As investors grew more confident about the passage of tax reform in the U.S., the market saw a rotation toward cyclical stocks and U.S.-based businesses. Anticipation about the impact of lower tax rates on U.S. corporations caused these stocks to outperform, and our underweight hindered relative performance.

Portfolio highlights

•  Universal Display Corporation is a leader in the research, development and commercialization of organic light-emitting diode technologies and materials. We remain positive regarding the company's expected industry shipments in 2018, and the Fund is overweight the stock.

•  Generac Holdings is a leading designer and manufacturer of a wide range of power generation equipment and other engine-powered products. The company serves a variety of end markets including residential, light commercial, industrial, oil and gas, and construction. We believe that growth in consumer power products will come from the aging and underinvested grid and favorable demographics. Only 3.5% of addressable households within the US currently have a home standby generator, and Generac has the largest share of the portable generator market at 20%.

•  Evolent Health's platform, which includes technology, proprietary processes and integrated services, allows healthcare providers to migrate from fee-for-service reimbursement to value-based payment models that reward quality and cost-effective care. The migration to value-based payment models is increasingly driven by price pressure in traditional fee-for-service healthcare. We believe Evolent's growth will come from several factors, including embedded extension of lives in existing covered populations, partners expanding into new lines of value-based care, and partners utilizing additional capabilities. The company should also benefit from its target growth of five to seven new clients per year. Evolent appears well-positioned to capitalize on the growth in Medicare and Medicaid. The company is expanding its platform offerings and considering potential acquisitions.

•  Wix.com is a web platform that offers solutions for developing customized websites and applications. The company is experiencing rapid growth, driven by the continued move online by small and medium-sized businesses (SMBs). Websites are crucial for all businesses today, and Wix.com provides SMBs with an easy-to-use web design solution that also incorporates e-commerce capabilities.

UBS U.S. Small Cap Growth Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/17 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	9.44%	19.14%	14.23%	8.71%
Class C2	9.08	18.26	13.39	7.90
Class P3	9.60	19.44	14.55	9.00
After deducting maximum sales charge
Class A1	3.41%	12.57%	12.94%	8.10%
Class C2	8.28	17.39	13.39	7.90
Russell 2000 Growth Index[4]	11.09	22.17	15.21	9.19

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—1.57% and 1.25%; Class C—2.30% and 2.00%; Class P—1.23% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 29, 2018, do not exceed 1.24% for Class A shares, 1.99% for Class C shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics—December 31, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
Universal Display Corp.	3.4%
Callidus Software, Inc.	1.9
Varonis Systems, Inc.	1.8
Wix.com Ltd.	1.8
Summit Materials, Inc., Class A	1.7
Generac Holdings, Inc.	1.7
Boise Cascade Co.	1.7
EMCOR Group, Inc.	1.6
Exact Sciences Corp.	1.6
ProPetro Holding Corp.	1.6
Total	18.8%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	92.5%
Israel	1.8
Jersey	1.8
Bermuda	1.2
Canada	1.0
Total	98.3%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Industry diversification—December 31, 2017 (unaudited)1

Common stocks	Percentage of net assets
Airlines	1.12%
Auto components	1.19
Banks	6.80
Biotechnology	10.43
Building products	1.38
Chemicals	1.51
Construction & engineering	1.65
Construction materials	1.73
Diversified consumer services	2.76
Electrical equipment	2.85
Electronic equipment, instruments & components	3.38
Energy equipment & services	2.12
Equity real estate investment trusts (REITs)	0.80
Food products	2.10
Health care equipment & supplies	3.47
Health care providers & services	1.26
Health care technology	4.15
Hotels, restaurants & leisure	2.63
Household durables	1.36
Internet software & services	5.86
Life sciences tools & services	0.58
Machinery	4.71
Media	1.60
Multiline retail	1.16
Oil, gas & consumable fuels	1.49
Paper & forest products	1.69
Pharmaceuticals	3.98
Professional services	2.23
Road & rail	2.57
Semiconductors & semiconductor equipment	5.06
Software	11.25
Specialty retail	1.29
Technology hardware, storage & peripherals	1.14
Thrifts & mortgage finance	1.25
Trading companies & distributors	1.15
Total common stocks	99.70%
Short-term investments	0.94
Investment of cash collateral from securities loaned	6.90
Total investments	107.54%
Liabilities, in excess of cash and other assets	(7.54)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Shares	Value
Common stocks: 99.70%
Airlines: 1.12%
Spirit Airlines, Inc.*	26,502	$1,188,615
Auto components: 1.19%
Visteon Corp.*	10,109	1,265,040
Banks: 6.80%
BankUnited, Inc.	28,934	1,178,193
Columbia Banking System, Inc.	31,487	1,367,795
FB Financial Corp.*	11,291	474,109
National Bank Holdings Corp., Class A	40,203	1,303,783
South State Corp.	14,837	1,293,045
Webster Financial Corp.	28,631	1,607,917
		7,224,842
Biotechnology: 10.43%
Adamas Pharmaceuticals, Inc.*,1	22,416	759,678
AnaptysBio, Inc.*	7,772	782,796
Array BioPharma, Inc.*	62,475	799,680
Avexis, Inc.*	6,699	741,378
Bluebird Bio, Inc.*	3,927	699,399
Blueprint Medicines Corp.*	9,983	752,818
Clovis Oncology, Inc.*	8,932	607,376
Editas Medicine, Inc.*,1	26,865	825,562
Exact Sciences Corp.*	32,126	1,687,900
Five Prime Therapeutics, Inc.*	11,105	243,422
Ligand Pharmaceuticals, Inc.*	10,495	1,437,080
Loxo Oncology, Inc.*	8,637	727,063
NuCana plc ADR*	52,100	526,731
Voyager Therapeutics, Inc.*	30,219	501,635
		11,092,518
Building products: 1.38%
JELD-WEN Holding, Inc.*	37,329	1,469,643
Chemicals: 1.51%
Ferro Corp.*	34,418	811,921
Ingevity Corp.*	11,245	792,435
		1,604,356
Construction & engineering: 1.65%
EMCOR Group, Inc.	21,486	1,756,480
Construction materials: 1.73%
Summit Materials, Inc., Class A*	58,512	1,839,617
Diversified consumer services: 2.76%
Chegg, Inc.*	92,539	1,510,236
Grand Canyon Education, Inc.*	15,966	1,429,436
		2,939,672
Electrical equipment: 2.85%
Generac Holdings, Inc.*	36,741	1,819,415
Regal Beloit Corp.	15,757	1,206,986
		3,026,401
	Shares	Value
Electronic equipment, instruments & components: 3.38%
Universal Display Corp.	20,836	$3,597,335
Energy equipment & services: 2.12%
Patterson-UTI Energy, Inc.	25,835	594,463
ProPetro Holding Corp.*	82,507	1,663,341
		2,257,804
Equity real estate investment trusts (REITs): 0.80%
Education Realty Trust, Inc.	24,500	855,540
Food products: 2.10%
B&G Foods, Inc.[1]	35,452	1,246,138
Blue Buffalo Pet Products, Inc.*	30,108	987,241
		2,233,379
Health care equipment & supplies: 3.47%
ABIOMED, Inc.*	8,144	1,526,267
Insulet Corp.*	7,965	549,585
Novocure Ltd.*	31,221	630,664
Wright Medical Group NV*	44,212	981,507
		3,688,023
Health care providers & services: 1.26%
Teladoc, Inc.*,1	38,486	1,341,237
Health care technology: 4.15%
Evolent Health, Inc., Class A*,1	82,418	1,013,741
HMS Holdings Corp.*	63,120	1,069,884
Tabula Rasa HealthCare, Inc.*	38,377	1,076,475
Vocera Communications, Inc.*	41,369	1,250,171
		4,410,271
Hotels, restaurants & leisure: 2.63%
Dave & Buster's Entertainment, Inc.*	14,433	796,269
Del Taco Restaurants, Inc.*	72,392	877,391
Shake Shack, Inc., Class A*,1	26,097	1,127,390
		2,801,050
Household durables: 1.36%
Century Communities, Inc.*	46,489	1,445,808
Internet software & services: 5.86%
LogMeIn, Inc.	11,756	1,346,062
Mimecast Ltd.*,1	43,200	1,238,544
MongoDB, Inc.*,1	3,600	106,848
MuleSoft, Inc., Class A*	63,504	1,477,103
SendGrid, Inc.*	7,400	177,378
Wix.com Ltd.*	32,682	1,880,849
		6,226,784
Life sciences tools & services: 0.58%
Charles River Laboratories International, Inc.*	5,592	612,044
Machinery: 4.71%
Colfax Corp.*	18,420	729,800
Kennametal, Inc.	32,080	1,552,993
REV Group, Inc.	47,326	1,539,515
Woodward, Inc.	15,485	1,185,222
		5,007,530

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Shares	Value
Media: 1.60%
AMC Entertainment Holdings, Inc., Class A1	40,872	$617,167
IMAX Corp.*	46,710	1,081,337
		1,698,504
Multiline retail: 1.16%
Ollie's Bargain Outlet Holdings, Inc.*	23,104	1,230,288
Oil, gas & consumable fuels: 1.49%
Callon Petroleum Co.*	53,915	655,067
Matador Resources Co.*	29,739	925,775
		1,580,842
Paper & forest products: 1.69%
Boise Cascade Co.	45,094	1,799,251
Pharmaceuticals: 3.98%
Aerie Pharmaceuticals Inc*	10,599	633,290
Amphastar Pharmaceuticals, Inc.*	36,928	710,495
Cymabay Therapeutics, Inc.*	67,041	616,777
Nektar Therapeutics*	12,534	748,530
Reata Pharmaceuticals, Inc., Class A*,1	20,781	588,518
Supernus Pharmaceuticals, Inc.*	23,436	933,925
		4,231,535
Professional services: 2.23%
On Assignment, Inc.*	18,281	1,174,920
WageWorks, Inc.*	19,254	1,193,748
		2,368,668
Road & rail: 2.57%
Saia, Inc.*	17,526	1,239,964
Werner Enterprises, Inc.	38,540	1,489,571
		2,729,535
Semiconductors & semiconductor equipment: 5.06%
Cavium, Inc.*	19,658	1,647,930
MaxLinear, Inc.*	53,986	1,426,310
Monolithic Power Systems, Inc.	10,218	1,148,095
Semtech Corp.*	33,942	1,160,816
		5,383,151
	Shares	Value
Software: 11.25%
8x8, Inc.*	112,400	$1,584,840
Callidus Software, Inc.*	71,396	2,045,495
Ellie Mae, Inc.*	11,804	1,055,278
ForeScout Technologies, Inc.*	4,700	149,883
Paycom Software, Inc.*	14,847	1,192,660
Proofpoint, Inc.*	16,647	1,478,420
PROS Holdings, Inc.*	46,152	1,220,720
SailPoint Technologies Holding, Inc.*	16,900	245,050
Upland Software, Inc.*	49,179	1,065,217
Varonis Systems, Inc.*	39,732	1,928,989
		11,966,552
Specialty retail: 1.29%
Children's Place, Inc. (The)	9,417	1,368,761
Technology hardware, storage & peripherals: 1.14%
USA Technologies, Inc.*	124,806	1,216,859
Thrifts & mortgage finance: 1.25%
Essent Group Ltd.*	30,602	1,328,739
Trading companies & distributors: 1.15%
Beacon Roofing Supply, Inc.*	19,120	1,219,091
Total common stocks (cost $83,800,214)		106,005,765
Short-term investments: 0.94%
Investment companies: 0.94%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,003,866)	1,003,866	1,003,866
Investment of cash collateral from securities loaned: 6.90%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $7,334,976)	7,334,976	7,334,976
Total investments: 107.54% (cost $92,139,056)		114,344,607
Liabilities, in excess of cash and other assets: (7.54)%		(8,013,079)
Net assets: 100.00%		$106,331,528

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2017 (unaudited)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 75. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$106,005,765	$—	$—	$106,005,765
Short-term investments	1,003,866	—	—	1,003,866
Investment of cash collateral from securities loaned	7,334,976	—	—	7,334,976
Total	$114,344,607	$—	$—	$114,344,607

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Please note: On October 27, 2017, UBS U.S. Large Cap Equity Fund was renamed UBS U.S. Sustainable Equity Fund, and the Fund's benchmark transitioned from the Russell 1000 Index to the S&P 500 Index. The Fund's investment objective and policies have transitioned to reflect a sustainable investment strategy that seeks to make investments in companies that offer both good fundamental value and positive environmental, social and governance (ESG) characteristics. The Fund continues to be managed by UBS Asset Management's US Intrinsic Value team, which has been led by Thomas Digenan since 2012.

Portfolio performance

For the six months ended December 31, 2017, Class A shares of UBS U.S. Sustainable Equity Fund (the "Fund") returned 6.16% (Class A shares returned 0.31% after the deduction of the maximum sales charge), while Class P shares returned 6.30%. The Fund's benchmark, the S&P 500 Index (the "Index"), returned 11.42% over the same time period. For reference purposes, the Fund's previous benchmark, the Russell 1000 Index, returned 11.36% over the period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 52; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection.

Portfolio performance summary1

What worked:

•  Voya Financial was the top contributor to performance during the six months ended December 31, 2017.

  – The company's share price rallied following an agreement to transfer the bulk of its ongoing and "closed-block" annuity operations to two financial sponsors. After the deal is completed, Voya's balance sheet and consolidated income statement should be more exposed to its higher-margin businesses that do not require the same level of ongoing capital support, such as group insurance, asset management and retirement planning services. (For details, see "Portfolio highlights.")

•  Stock selection decisions in the industrials sector contributed positively to Fund performance.

  – That the Fund did not hold General Electric, which is held by the Fund's benchmark, benefited relative performance during the six months. General Electric shares declined after it posted third quarter earnings figures that were below market expectations, casting additional doubts on the company's dividend. We do not hold General Electric as of the end of the reporting period.

•  The Fund benefited from other successful stock holdings across sectors.

  – Alnylam Pharmaceuticals made a positive contribution to Fund performance. The company's share price increased after Alnylam released new data on Patisiran, its lead RNA-silencing drug. The implications of the study go beyond the treatment of a rare form of amyloidosis, potentially impacting treatments for other diseases the company is attempting to cure.

  – Micron Technology's outperformance was driven by a continued recovery in both DRAM and NAND Flash memory pricing, fueled by rational industry supply and pricing practices and increased demand for memory across many information technology (IT) segments, including smartphones, PCs and cloud computing.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

What didn't work:

•  Stock selection in the consumer discretionary sector detracted from Fund returns.

  – Newell Brands was the top detractor from Fund performance during the six months ended December 31, 2017. The market punished the company for overpromising on top-line growth and not properly communicating its issues with customer inventory management. Newell also assumed significant debt to finance its acquisition of Jarden, so its leverage is higher than historical norms. We continue to hold the company as of the end of the reporting period as we believe that Newell will be able to manage the transition online, return to normal levels of leverage and generate healthy cash flows. (For details, see "Portfolio highlights.")

•  Several stocks made a negative contribution to performance.

  – Allergan's shares declined after management lowered expectations for several legacy brands (Restasis, Aczone, Namenda), which disappointed investors. We believe that given the short duration of these products, the impact on near-term earnings estimates is much greater than the impact on Allergan's fair value. Within pharmaceuticals/biotech, we expect continued sector-wide consolidation. Combined with major advances in science, this should drive substantial, idiosyncratic value creation for those investors willing to hold the stock through potential near-term volatility.

  – Western Digital was a detractor from performance during the six-month period. The company's underperformance was driven by investor fears late in November that the NAND flash memory industry may be overbuilding capacity, and that pricing could weaken faster than cost reductions in 2018. We believe these fears are overblown, and we continue to hold the stock.

Portfolio highlights

•  We believe that Costco will be one of the retailers that can co-exist and thrive in a changing retail landscape, as it continually focuses on delivering value to the customer that other retailers have difficulty matching. Costco makes 75% of its profit from membership fee income, with the belief that any savings from scale or a low-cost operating environment should be passed to the consumer. The company's renewal rates have held steady despite a credit card transition from American Express to Visa. Store performance has been very good, with strong positive comparables in stores, increased traffic from loyal customers and the introduction of an e-commerce strategy that complements the warehouse offering. We expect these trends to continue.

•  Voya Financial: Our favorable view is predicated on a belief that company's current valuation does not accurately reflect the margin improvements that are likely to emerge in coming years. We also believe the life insurer/retirement planning firm has a positive—and largely asymmetrical—exposure to a rising interest rate environment. Voya should be able to generate return on equity (ROE) improvement over the medium term through more efficient capital management, the implementation of a cost-savings program and stronger top-line growth. Improved levels of return on invested capital (ROIC) from Voya's ongoing operating businesses should emerge as a result of investments the company made over the past few years. Should recent macro trends continue to improve and the Federal Reserve continue to reduce the size of its balance sheet, we believe Voya will be particularly attractive relative to its financial sector peers, given the high correlation between rising interest rates, equity market appreciation and the company's long-term earnings growth and operating margin potential.

•  Newell Brands is a marketer of consumer and commercial products. We believe the company's investments in capabilities across consumer insights, innovation and go-to-market, as well as a substantial step-up in brand spending, will positively impact top-line growth. This should lead to profitable share gains, higher margins and

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

higher return on invested capital (ROIC). We believe that Newell competes in highly fragmented categories where it has leading market share and the resources to spend on research and development (R&D) and advertising to gain additional share.

•  Johnson Controls International focuses on providing building products, energy solutions and next-generation transportation systems. The company was formed by the merger of JCI and Tyco. Forty percent of sales come from service and aftermarket, with the remaining 60% from product and installation. Johnson Controls International is currently pitching itself as a "one-stop solution" for the connected building, with a strategy to offer integrated solutions with both equipment and controls. This is, in our opinion, the largest differentiator, as the breadth of building systems under one roof is difficult to replicate. We believe that the company operates in a historically under-managed business, which is why the arrival of a new CEO provides additional opportunities. The company looks very attractive on our valuation and ESG screens.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Average annual total returns for periods ended 12/31/17 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.16%	18.79%	15.15%	6.97%
Class C2	5.79	17.92	14.29	6.18
Class P3	6.30	19.11	15.43	7.25
After deducting maximum sales charge
Class A1	0.31%	12.27%	13.85%	6.37%
Class C2	4.79	16.92	14.29	6.18
S&P 500 Index[4,6]	11.42	21.83	15.79	8.50
Russell 1000 Index[5,6]	11.36	21.69	15.71	8.59

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses, supplemented from time to time, were as follows: Class A—2.04% and 0.95%; Class C—2.81% and 1.70%; Class P—1.76% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2018, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

6  Effective October 27, 2017, the S&P 500 Index replaced the Russell 1000 Index as the Fund's primary benchmark because it more closely aligns with the Fund's investment strategy.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Portfolio statistics and industry diversification—December 31, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
TJX Cos., Inc. (The)	4.7%
Simon Property Group, Inc.	4.7
Marsh & McLennan Cos., Inc.	4.4
Comcast Corp., Class A	4.3
Ecolab, Inc.	4.3
Western Digital Corp.	4.3
American Express Co.	4.1
Cigna Corp.	4.0
Costco Wholesale Corp.	3.9
Voya Financial, Inc.	3.8
Total	42.5%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	92.8%
Ireland	7.1
Total	99.9%
Common stocks	Percentage of net assets
Banks	5.30%
Biotechnology	2.11
Building products	3.58
Chemicals	4.31
Consumer finance	4.12
Diversified financial services	3.82
Electronic equipment, instruments & components	3.19
Equity real estate investment trusts (REITs)	4.66
Food & staples retailing	3.94
Health care equipment & supplies	1.47
Health care providers & services	6.67
Household durables	3.39
Insurance	4.43
Internet & direct marketing retail	3.09
IT services	2.90
Media	4.32
Oil, gas & consumable fuels	5.72
Pharmaceuticals	7.89
Semiconductors & semiconductor equipment	11.90
Software	4.08
Specialty retail	4.68
Technology hardware, storage & peripherals	4.28
Total common stocks	99.85%
Short-term investments	1.33
Total investments	101.18%
Liabilities, in excess of cash and other assets	(1.18)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Portfolio of investments

December 31, 2017 (unaudited)

	Shares	Value
Common stocks: 99.85%
Banks: 5.30%
Citigroup, Inc.	7,026	$522,805
JPMorgan Chase & Co.	5,961	637,469
US Bancorp	8,828	473,004
		1,633,278
Biotechnology: 2.11%
Alnylam Pharmaceuticals, Inc.*	5,120	650,496
Building products: 3.58%
Johnson Controls International plc	28,960	1,103,666
Chemicals: 4.31%
Ecolab, Inc.	9,885	1,326,369
Consumer finance: 4.12%
American Express Co.	12,790	1,270,175
Diversified financial services: 3.82%
Voya Financial, Inc.	23,809	1,177,831
Electronic equipment, instruments & components: 3.19%
Jabil, Inc.	37,413	982,091
Equity real estate investment trusts (REITs): 4.66%
Simon Property Group, Inc.	8,353	1,434,544
Food & staples retailing: 3.94%
Costco Wholesale Corp.	6,522	1,213,875
Health care equipment & supplies: 1.47%
Zimmer Biomet Holdings, Inc.	3,750	452,513
Health care providers & services: 6.67%
Cigna Corp.	6,097	1,238,240
UnitedHealth Group, Inc.	3,710	817,906
		2,056,146
Household durables: 3.39%
Newell Brands, Inc.	33,801	1,044,451
Insurance: 4.43%
Marsh & McLennan Cos., Inc.	16,781	1,365,806
Internet & direct marketing retail: 3.09%
Amazon.com, Inc.*	815	953,118
IT services: 2.90%
Visa, Inc., Class A	7,845	894,487
	Shares	Value
Media: 4.32%
Comcast Corp., Class A	33,240	$1,331,262
Oil, gas & consumable fuels: 5.72%
EOG Resources, Inc.	10,909	1,177,190
Hess Corp.	12,332	585,400
		1,762,590
Pharmaceuticals: 7.89%
Allergan plc	6,638	1,085,844
Eli Lilly & Co.	3,660	309,124
Johnson & Johnson	7,421	1,036,862
		2,431,830
Semiconductors & semiconductor equipment: 11.90%
Integrated Device Technology, Inc.*	19,423	577,446
KLA-Tencor Corp.	7,388	776,257
Lam Research Corp.	4,548	837,150
Micron Technology, Inc.*	20,028	823,551
ON Semiconductor Corp.*	31,142	652,114
		3,666,518
Software: 4.08%
PTC, Inc.*	7,896	479,840
salesforce.com, Inc.*	7,608	777,766
		1,257,606
Specialty retail: 4.68%
TJX Cos., Inc. (The)	18,858	1,441,883
Technology hardware, storage & peripherals: 4.28%
Western Digital Corp.	16,582	1,318,766
Total common stocks (cost $29,368,236)		30,769,301
Short-term investments: 1.33%
Investment companies: 1.33%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $411,308)	411,308	411,308
Total investments: 101.18% (cost $29,779,544)		31,180,609
Liabilities, in excess of cash and other assets: (1.18)%		(363,591)
Net assets: 100.00%		$30,817,018

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 75. Portfolio footnotes begin on page 55.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Portfolio of investments

December 31, 2017 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$30,769,301	$—	$—	$30,769,301
Short-term investments	411,308	—	—	411,308
Total	$31,180,609	$—	$—	$31,180,609

At December 31, 2017, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the six months ended December 31, 2017, Class A shares of UBS Municipal Bond Fund (the "Fund") gained 0.98% (Class A shares declined 1.34% after the deduction of the maximum sales charge), while Class P shares gained 1.11%. For comparison purposes, the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), returned 1.82%, and the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index gained 1.16% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 58; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period but underperformed its benchmark. This was primarily due to positioning on the municipal yield curve, as well as the Fund's quality biases.

Portfolio performance summary1

What worked

•  Security selection, overall, contributed to the Fund's performance during the reporting period.

•  An underweight to AA-rated municipal bonds was additive for relative results.

•  An underweight to the short end of the municipal yield curve (1-3 years) was beneficial for relative performance.

•  Positioning in certain sectors detracted from performance. Underweights to the power and water sectors were positive for relative returns.

What didn't work

•  Yield curve positioning was the largest detractor from results. In particular, a significant underweight to the long end of the municipal yield curve (20+ years) was a headwind for relative results as the yield curve flattened over the period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) An overweight to the seven year portion of the municipal yield curve was also a headwind for returns as it lagged the Index.

•  Underweighting BBB-rated and overweighting AAA-rated municipal bonds were not beneficial relative to the benchmark, as lower rated securities outperformed their higher quality counterparts during the reporting period.

•  Security selection of A-rated municipal securities was a negative for relative performance.

•  Positioning in certain sectors detracted from performance versus the benchmark. In particular, an overweight to industrial development revenue/pollution control revenue detracted, and an underweight to transportation was negative for results as it outperformed the Index.

•  Duration positioning detracted from results. Having a shorter duration than that of the benchmark was not rewarded.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

UBS Municipal Bond Fund

Average annual total returns for periods ended 12/31/17 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	0.98%	4.01%	2.45%
Class C3	0.73	3.40	1.93
Class P4	1.11	4.18	2.67
After deducting maximum sales charge
Class A2	(1.34)%	1.68%	1.71%
Class C3	(0.02)	2.65	1.93
Bloomberg Barclays Municipal Bond Index[5]	1.82	5.45	3.15
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[6]	1.16	4.88	2.78

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—1.00% and 0.65%; Class C—1.52% and 1.15%; Class P—0.77% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2018, do not exceed 0.65% for Class A shares, 1.15% for Class C shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Portfolio statistics—December 31, 2017 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Long-term municipal bonds
Arizona	1.17%
California	4.70
Colorado	1.38
Connecticut	3.76
District of Columbia	0.92
Florida	10.88
Georgia	1.32
Illinois	11.96
Kentucky	2.10
Maryland	2.01
Massachusetts	4.43
Michigan	0.91
Minnesota	0.31
Mississippi	1.46
Nebraska	1.15
Nevada	1.72
New Jersey	4.70
New York	7.26
Ohio	0.93
Pennsylvania	12.42
Rhode Island	0.84
Tennessee	0.90
Texas	19.18
Washington	0.92
Wisconsin	1.74
Total long-term municipal bonds	99.07%
Short-term investments	0.05
Total investments	99.12%
Cash and other assets, less liabilities	0.88
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount	Value
Long-term municipal bonds: 99.07%
Arizona: 1.17%
Salt River Project Agricultural Improvement and Power District, Electric System Revenue Bonds, Series A, 5.000%, due 01/01/23	$1,325,000	$1,530,084
California: 4.70%
California State Public Works Board Revenue Bonds, Series F, 5.000%, due 05/01/26	1,500,000	1,798,485
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/32	1,000,000	1,176,280
5.000%, due 06/01/33	650,000	761,696
State of California, Various Purpose, GO Bonds, 5.000%, due 08/01/24	2,000,000	2,385,720
		6,122,181
Colorado: 1.38%
City and County of Denver, Airport System Revenue Bonds, Series A, 5.000%, due 11/15/23	1,545,000	1,804,993
Connecticut: 3.76%
Connecticut Health & Educational Facilities Authority, Fairfield University Revenue Bonds, Series M, 5.000%, due 07/01/18[1]	1,100,000	1,119,503
State of Connecticut, GO Bonds, Series A, 5.000%, due 04/15/25	1,250,000	1,454,150
Series B, 5.000%, due 04/15/25	2,000,000	2,326,640
		4,900,293
District of Columbia: 0.92%
District of Columbia, GO Bonds, Series E, 5.000%, due 06/01/25	1,000,000	1,206,430
Florida: 10.88%
Central Florida Expressway Authority Revenue Bonds, Series B, 5.000%, due 07/01/34	1,000,000	1,184,380
City of Gainesville, Florida Utilities System Revenue Bonds, Series A, 5.000%, due 10/01/26	1,000,000	1,230,530
Miami-Dade County Revenue Bonds, 5.000%, due 10/01/26	1,000,000	1,211,850
	Face amount	Value
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	$1,000,000	$1,164,590
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM, 5.000%, due 10/01/26	1,020,000	1,220,705
South Florida Water Management District, COP, 5.000%, due 10/01/34	1,000,000	1,175,400
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,345,740
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,156,990
Series D, 5.000%, due 02/01/23	1,000,000	1,140,000
5.000%, due 11/01/31	1,000,000	1,165,550
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,179,150
		14,174,885
Georgia: 1.32%
State of Georgia, GO Bonds, Series F, 5.000%, due 07/01/26	1,385,000	1,721,555
Illinois: 11.96%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/30	1,000,000	1,162,300
5.000%, due 01/01/31	1,050,000	1,212,393
5.250%, due 01/01/29	500,000	575,590
Series C, 5.000%, due 01/01/23	2,900,000	3,320,471
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	1,830,000	1,985,367
5.000%, due 11/15/26	1,500,000	1,756,185
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,205,540
5.000%, due 01/01/40	1,000,000	1,151,970
Railsplitter Tobacco Settlement Authority Revenue Bonds, 5.000%, due 06/01/25	1,235,000	1,420,126
State of Illinois, Sales Tax Revenue Bonds, 5.000%, due 06/15/22	1,105,000	1,238,948
NATL-RE, 5.750%, due 06/15/20	510,000	556,140
		15,585,030

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Continued)
Kentucky: 2.10%
Kentucky Property & Buildings Community Project No. 87 Revenue Bonds, AGC, 5.250%, due 02/01/19[1]	$2,635,000	$2,739,056
Maryland: 2.01%
State of Maryland, GO Bonds, 5.000%, due 06/01/26	2,180,000	2,615,193
Massachusetts: 4.43%
Massachusetts Development Finance Agency, Partners Healthcare System Revenue Bonds, Series S-1, 5.000%, due 07/01/23	1,500,000	1,734,735
The Commonwealth of Massachusetts, Consolidated Loan of 2016, GO Bonds, Series A, 5.000%, due 03/01/34	1,125,000	1,296,427
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series D, 5.000%, due 07/01/26	1,500,000	1,847,310
The Commonwealth of Massachusetts, GO Bonds, Series B, 5.000%, due 07/01/22	780,000	889,473
		5,767,945
Michigan: 0.91%
Michigan Finance Authority, Trinity Health Credit Group, Hospital Revenue Bonds, Series A, 5.000%, due 12/01/35	1,000,000	1,183,530
Minnesota: 0.31%
Rochester Minnesota Health Care Facilities Revenue Bonds, Series A, 1.720%, due 11/15/38[2]	400,000	400,000
Mississippi: 1.46%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development, Chevron USA, Inc., Project Revenue Bonds, Series B, 1.930%, due 12/01/30[2]	100,000	100,000
Series C, 1.610%, due 11/01/35[2]	300,000	300,000
Series E, 1.930%, due 12/01/30[2]	300,000	300,000
Series F, 1.750%, due 12/01/30[2]	600,000	600,000
Series K, 1.930%, due 11/01/35[2]	600,000	600,000
		1,900,000
	Face amount	Value
Nebraska: 1.15%
Douglas County Hospital Authority No. 2 Revenue Bonds, 5.000%, due 05/15/25	$1,250,000	$1,497,400
Nevada: 1.72%
Clark County, Las Vegas-McCarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	1,815,000	2,246,553
New Jersey: 4.70%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,175,200
Series E, 5.000%, due 01/01/34	860,000	993,008
State of New Jersey, GO Bonds, 5.000%, due 06/01/18	500,000	507,180
5.000%, due 06/01/20	1,000,000	1,069,520
Series Q, 5.000%, due 08/15/19	1,500,000	1,576,605
Series T, 5.000%, due 06/01/20	750,000	802,140
		6,123,653
New York: 7.26%
City of New York, GO Bonds, Series A, 5.000%, due 08/01/27	1,000,000	1,241,580
Series E, 5.000%, due 08/01/26	1,000,000	1,225,660
County of Nassau, GO Bonds, Series B, 3.000%, due 09/18/18	1,000,000	1,009,610
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	1,000,000	1,209,250
New York City Transitional Finance Authority Revenue Bonds, Subseries B-1, 5.000%, due 08/01/33	1,000,000	1,169,920
Subseries E-1, 5.000%, due 02/01/32	1,000,000	1,192,300
New York State Dormitory Authority, Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/25	2,000,000	2,415,320
		9,463,640
Ohio: 0.93%
State of Ohio, Cleveland Clinic Health System Revenue Bonds, Series A, 5.000%, due 01/01/32	1,000,000	1,212,000

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Concluded)
Pennsylvania: 12.42%
City of Philadelphia, GO Bonds, 5.000%, due 08/01/20	$1,590,000	$1,714,656
Series A, 5.000%, due 08/01/22	1,000,000	1,125,460
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 08/15/21	1,700,000	1,877,667
5.000%, due 01/01/24	2,000,000	2,312,880
5.000%, due 09/15/25	1,500,000	1,783,095
Pennsylvania Turnpike Commission Revenue Bonds, 5.000%, due 12/01/28	1,000,000	1,185,430
5.000%, due 12/01/30	1,750,000	2,054,675
Series A-1, 5.000%, due 12/01/24	1,500,000	1,772,100
Series A-2, 5.000%, due 12/01/28	1,000,000	1,212,380
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	1,000,000	1,143,680
		16,182,023
Rhode Island: 0.84%
Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/21	1,000,000	1,096,000
Tennessee: 0.90%
State of Tennessee, GO Bonds, Series B, 5.000%, due 08/01/23	1,000,000	1,172,560
Texas: 19.18%
Austin Community College District Public Facility Corp., Round Rock Campus Revenue Bonds, 5.000%, due 08/01/24	1,000,000	1,172,590
Conroe Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/24	1,960,000	2,308,018
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	1,200,000	1,441,200
Harris County Cultural Education Facilities Finance Corp., Methodist Hospital Revenue Bonds, Subseries C-1, 1.800%, due 12/01/24[2]	700,000	700,000
Subseries C-2, 1.800%, due 12/01/27[2]	200,000	200,000
Houston Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/26	2,000,000	2,442,400
	Face amount	Value
North Texas Tollway Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	$3,030,000	$3,526,223
Plano Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,000,000	2,406,420
State of Texas Revenue Bonds, 4.000%, due 08/30/18	4,585,000	4,660,653
State of Texas Transportation Commission Highway Fund First Tier Revenue Bonds, Series A, 5.000%, due 10/01/25	1,000,000	1,215,820
Texas A&M University, Financing System Revenue Bonds, Series C, 5.000%, due 05/15/26	2,275,000	2,800,320
Series E, 5.000%, due 05/15/25	1,750,000	2,118,567
		24,992,211
Washington: 0.92%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Revenue Bonds, Series S-1, 5.000%, due 11/01/24	1,000,000	1,201,150
Wisconsin: 1.74%
Shawano School District, GO Bonds, AGC, 4.250%, due 03/01/18[1]	500,000	502,275
State of Wisconsin, GO Bonds, Series A, 5.000%, due 05/01/34	1,500,000	1,768,305
		2,270,580
Total long-term municipal bonds (cost $128,176,071)		129,108,945
	Shares
Short-term investments: 0.05%
Investment companies: 0.05%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $68,128)	68,128	68,128
Total investments: 99.12% (cost $128,244,199)		129,177,073
Cash and other assets, less liabilities: 0.88%		1,148,718
Net assets: 100.00%		$130,325,791

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 75. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$129,108,945	$—	$129,108,945
Short-term investments	68,128	—	—	68,128
Total	$68,128	$129,108,945	$—	$129,177,073

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

2  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate at the period end.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio Performance

For the six months ended December 31, 2017, Class A shares of UBS Total Return Bond Fund (the "Fund") returned 1.71% (Class A shares returned -2.09% after the deduction of the maximum sales charge), while Class P shares returned 1.84%. For comparison purposes, the Bloomberg Barclays US Aggregate Bond Index (the "Index") returned 1.24%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 66; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

Market Commentary1

The six months ended December 31, 2017 were marked by a flatter yield curve and perpetually tighter credit spreads. This was driven by the prospect for further improvement in economic fundamentals, the expectation for continued hikes in 2018 by the Federal Reserve Board (the "Fed") and strong investor demand for higher-yielding fixed income.

For the reporting period, two-year and 10-year U.S. Treasury yields rose 0.51% and 0.11%, respectively, to close the reporting period at 1.89% and 2.41%, respectively. Meanwhile, 30-year U.S. Treasury yields fell 0.10% to close the reporting period at 2.74%. The Fed raised its policy rate 0.25% once during the reporting period to a range between 1.25% and 1.50%, marking its third such hike in 2017. In addition to the rate hike, the Fed commenced its program of balance sheet tapering in October 2017.

Strong investor optimism and global demand for yield caused nearly all fixed income sectors to outperform Treasuries over the reporting period, with the more rate-sensitive sectors underperforming the more credit-sensitive sectors. For example, the Bloomberg Barclays US Mortgage-Backed Securities ("MBS") Index returned 1.11% over the reporting period, compared to the Bloomberg Barclays US Corporate High Yield Index's return of 2.45%.

Despite another Fed rate hike, the US dollar weakened by 3.5% over the reporting period, as the prospect for future Fed rate hikes appears to be fully priced into the currency, while inflation data continues to come in well below the Fed's 2% target.

Lastly, oil prices surged 31% higher over the reporting period to close the year at just over $60 per barrel. This was driven by continued improvement in global economic growth (i.e., increased demand) and the possibility for a 2018 extension of the OPEC production freeze (i.e., decreased supply).

Portfolio Performance Summary

What Worked:

•  Duration management: Active duration management contributed to returns over the reporting period. The portfolio had a modest long duration bias in the US, which benefited performance as long-term yields fell during the reporting period. Throughout the period, the portfolio also had exposure to various cross-country relative value duration trades, such as long Australia versus short Germany and long US versus short UK positons, both of which were additive for returns.

•  Sector exposure: The Fund's general overweight to and security selection within various credit sectors (e.g., emerging markets debt, commercial mortgage-backed securities, and investment-grade and high-yield credit) were the primary contributors to returns over the reporting period. Spreads in nearly all fixed income sectors tightened during the reporting period, with higher-risk spread sectors (e.g., high-yield credit and emerging markets debt) outperforming lower-risk spread sectors (e.g., investment-grade credit and agency mortgage-backed securities ["MBS"]).

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Total Return Bond Fund

What Didn't Work:

•  Security Selection: The Fund's tactical positioning to agency MBS detracted from performance during the year, as rate volatility picked up in the second half of 2017, causing agency MBS to underperform.

•  Emerging Markets Currencies: The Fund's tactical long exposure to the Argentine peso detracted from performance, particularly in the fourth quarter of 2017, as the peso meaningfully underperformed amid expectations of lower interest rates.

Market Outlook

2017 was characterized by a flatter yield curve, tighter spreads and continued demand for yield, which more than offset continued geopolitical tensions and political uncertainties. 2018 may well be characterized by much of the same. While growth continues to trend higher in major developed markets, global inflation continues to stagnate. We believe that subdued inflation is largely due to slow wage growth, lack of business investment and sluggish productivity growth. Despite this weaker-than-expected inflation data, the Fed remains determined to continue its very gradual tightening policy—in the form of both rate hikes and balance sheet tapering. Meanwhile, monetary policy in the eurozone, UK and Japan is expected to remain ultra-accommodative into 2018, creating further divergence from US monetary policy. Despite all of these uncertainties and pockets of volatility, investor confidence and demand for yield remain strong. This is putting downward pressure on yields and grinding spreads even tighter. Given this backdrop, it is our view that interest rates are likely to trend only modestly higher over the medium-term, due to gradually improving fundamentals and moderately growing inflation.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Total Return Bond Fund

Average annual total returns for periods ended 12/31/17 (unaudited)

	6 months	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A2	1.71%	4.62%	N/A	1.11%
Class C3	1.45	4.10	N/A	0.62
Class P4	1.84	4.80	1.33%	5.44
After deducting maximum sales charge
Class A2	(2.09)%	0.71%	N/A	(1.90)%
Class C3	0.70	3.35	N/A	0.62
Bloomberg Barclays US Aggregate Bond Index[5]	1.24	3.54	2.10%	0.18

The annualized gross and net expense ratios as in the October 27, 2017 prospectuses were as follows: Class A—1.77% and 0.78%; Class C—2.17% and 1.28%; Class P—1.32% and 0.53%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2018, do not exceed 0.75% for Class A shares, 1.25% for Class C shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of A and C shares of UBS Total Return Bond Fund and the index is September 29, 2016. 10 years fund performance is shown for Class P Shares, and the 10 years index performance of the Bloomberg Barclays US Aggregate Bond Index is 4.01%. The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund.

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment— grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, assetbacked and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23, and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Portfolio statistics—December 31, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
FHLMC, 3.500%, TBA	5.0%
FHLMC, 4.000%, 12/01/47	3.3
FHLMC, 3.500%, 08/01/47	2.2
FNMA, 3.000%, TBA	2.1
FHLMC, 3.500%, 11/01/47	2.0
FNMA, 3.000%, 11/01/47	1.7
FHLMC, 3.000%, TBA	1.7
GNMA, 3.500%, TBA	1.6
GNMA, 3.500%, 07/20/47	1.5
GNMA, 3.000%, 07/20/47	1.5
Total	22.6%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	85.0%
United Kingdom	2.6
Argentina	1.8
Mexico	1.6
Brazil	1.2
Total	92.2%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Industry diversification—December 31, 2017 (unaudited)1

Bonds Corporate bonds	Percentage of net assets
Automobiles	0.47%
Banks	5.75
Beverages	0.54
Biotechnology	1.07
Capital markets	1.93
Chemicals	1.78
Commercial services & supplies	0.96
Communications equipment	0.15
Consumer finance	0.86
Diversified financial services	0.45
Diversified telecommunication services	2.41
Electric utilities	2.04
Electrical equipment	0.41
Electronic equipment, instruments & components	0.35
Energy equipment & services	0.31
Equity real estate investment trusts (REITs)	0.43
Food & staples retailing	0.42
Food products	0.17
Health care equipment & supplies	0.18
Health care providers & services	0.67
Household durables	0.23
Industrial conglomerates	0.78
Insurance	1.76
Internet & direct marketing retail	0.68
Life sciences tools & services	0.47
Machinery	0.17
Media	2.09
Metals & mining	0.47
Oil, gas & consumable fuels	4.35
Pharmaceuticals	1.26
Real estate management & development	0.34
Road & rail	0.43
Semiconductors & semiconductor equipment	0.52
Software	0.69
Specialty retail	0.20
Technology hardware, storage & peripherals	0.74
Thrifts & mortgage finance	0.58
Tobacco	0.36
Trading companies & distributors	1.18
Wireless telecommunication services	0.73
Total corporate bonds	39.38%
Asset-backed securities	10.02
Commercial mortgage-backed securities	12.33
Mortgage-backed securities	29.58
Municipal bonds	0.80
Non-U.S. government obligations	6.08
Supranationals	0.45
Bonds—(Continued)	Percentage of net assets
U.S. treasury obligations	2.72%
Total bonds	101.36%
Preferred stocks	0.22
Short-term investments	8.95
Total investments	110.53%
Liabilities, in excess of cash and other assets	(10.53)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount	Value
Bonds: 101.36%
Corporate bonds: 39.38%
Canada: 1.14%
Cenovus Energy, Inc., 5.400%, due 06/15/47	$80,000	$84,117
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]	210,000	216,037
Rogers Communications, Inc., 5.000%, due 03/15/44	110,000	126,932
Teck Resources Ltd., 3.750%, due 02/01/23	100,000	100,250
Total Canada corporate bonds		527,336
Cayman Islands: 0.82%
Seagate HDD Cayman, 5.750%, due 12/01/34	150,000	144,317
XLIT Ltd., 6.375%, due 11/15/24	200,000	232,934
Total Cayman Islands corporate bonds		377,251
Colombia: 0.16%
Ecopetrol SA, 5.375%, due 06/26/26	70,000	75,579
Curacao: 0.12%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	57,000	54,332
France: 0.44%
Societe Generale SA, 4.000%, due 01/12/27[1]	200,000	202,767
Germany: 0.68%
Unitymedia GmbH, 6.125%, due 01/15/25[1]	300,000	316,500
Ireland: 0.42%
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21	100,000	98,416
3.200%, due 09/23/26	100,000	97,748
Total Ireland corporate bonds		196,164
Luxembourg: 0.89%
Allergan Funding SCS, 3.800%, due 03/15/25	200,000	203,564
INEOS Group Holdings SA, 5.625%, due 08/01/24[1]	200,000	208,500
Total Luxembourg corporate bonds		412,064
Mexico: 1.17%
Mexichem SAB de CV, 4.000%, due 10/04/27[1]	200,000	198,750
Petroleos Mexicanos, 3.500%, due 01/30/23	350,000	342,650
Total Mexico corporate bonds		541,400
	Face amount	Value
Netherlands: 0.95%
Deutsche Telekom International Finance BV, 8.750%, due 06/15/30	$60,000	$88,748
LYB International Finance BV, 4.875%, due 03/15/44	50,000	55,449
Mylan NV, 3.950%, due 06/15/26	130,000	131,054
Petrobras Global Finance BV, 7.375%, due 01/17/27	150,000	165,000
Total Netherlands corporate bonds		440,251
Singapore: 0.35%
Flex Ltd., 5.000%, due 02/15/23	150,000	160,943
Spain: 0.37%
Telefonica Emisiones SAU, 5.213%, due 03/08/47	150,000	170,078
United Kingdom: 2.55%
Aon plc, 3.875%, due 12/15/25	120,000	125,435
Barclays plc, 4.337%, due 01/10/28	115,000	118,989
4.836%, due 05/09/28	200,000	208,110
HSBC Holdings plc, 3.400%, due 03/08/21	260,000	265,721
Lloyds Banking Group plc, 4.582%, due 12/10/25	200,000	209,659
Royal Bank of Scotland Group plc, 3.875%, due 09/12/23	250,000	254,196
Total United Kingdom corporate bonds		1,182,110
United States: 29.32%
21st Century Fox America, Inc., 7.750%, due 12/01/45	50,000	79,257
Abbott Laboratories, 3.750%, due 11/30/26	80,000	82,127
AbbVie, Inc., 2.500%, due 05/14/20	200,000	200,604
ADT Corp. (The), 3.500%, due 07/15/22	240,000	236,400
AEP Texas, Inc., Series E, 6.650%, due 02/15/33	80,000	104,470
Alabama Power Co., 6.000%, due 03/01/39	100,000	131,132
Amazon.com, Inc., 4.050%, due 08/22/47[1]	60,000	64,600
Anadarko Petroleum Corp., 5.550%, due 03/15/26	20,000	22,434
Anheuser-Busch InBev Finance, Inc., 4.900%, due 02/01/46	215,000	248,961
Antero Resources Corp., 5.375%, due 11/01/21	150,000	153,750

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
AT&T, Inc., 4.300%, due 02/15/30[1]	$416,000	$415,904
4.350%, due 06/15/45	55,000	50,700
4.900%, due 08/14/37	80,000	81,118
Bank of America Corp., 4.200%, due 08/26/24	300,000	315,854
6.110%, due 01/29/37	125,000	159,698
BAT Capital Corp., 3.222%, due 08/15/24[1]	50,000	49,987
Biogen, Inc., 4.050%, due 09/15/25	150,000	158,692
5.200%, due 09/15/45	50,000	59,303
Boston Properties LP, REIT 2.750%, due 10/01/26	210,000	198,050
Brighthouse Financial, Inc., 4.700%, due 06/22/47[1]	70,000	71,346
Broadcom Corp., 3.125%, due 01/15/25[1]	30,000	28,672
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	100,000	123,539
Capital One Financial Corp., 3.750%, due 07/28/26	160,000	159,285
4.200%, due 10/29/25	140,000	144,000
CCO Holdings LLC, 5.500%, due 05/01/26[1]	150,000	153,750
CF Industries, Inc., 3.450%, due 06/01/23	150,000	147,938
Charter Communications Operating LLC, 3.579%, due 07/23/20	150,000	152,786
Cisco Systems, Inc., 5.900%, due 02/15/39	50,000	68,309
Citigroup, Inc., 5.500%, due 09/13/25	375,000	422,355
Cleveland Electric Illuminating Co. (The), 5.950%, due 12/15/36	75,000	93,391
Comcast Corp., 3.969%, due 11/01/47	188,000	194,029
Dell International LLC, 4.420%, due 06/15/21[1]	100,000	104,192
8.350%, due 07/15/46[1]	40,000	51,506
Devon Energy Corp., 5.000%, due 06/15/45	80,000	89,167
Eaton Corp., 2.750%, due 11/02/22	190,000	190,530
Enterprise Products Operating LLC, 2.850%, due 04/15/21	105,000	105,866
Exelon Corp., 3.400%, due 04/15/26	300,000	300,021
Ford Motor Co., 7.450%, due 07/16/31	55,000	71,872
General Electric Co., Series D, (ICE LIBOR USD 3 Month + 3.330%), 5.000%, due 01/21/21[2,3]	349,000	359,679
	Face amount	Value
General Motors Co., 6.600%, due 04/01/36	$70,000	$85,235
6.750%, due 04/01/46	50,000	62,904
Georgia Power Co., Series C, 2.000%, due 09/08/20	70,000	69,593
Gilead Sciences, Inc., 3.650%, due 03/01/26	75,000	77,785
Goldman Sachs Group, Inc. (The), 5.150%, due 05/22/45	30,000	34,759
5.750%, due 01/24/22	305,000	338,156
Home Depot, Inc. (The), 2.125%, due 09/15/26	100,000	93,599
Illinois Tool Works, Inc., 2.650%, due 11/15/26	80,000	78,069
International Lease Finance Corp., 5.875%, due 08/15/22	120,000	132,928
7.125%, due 09/01/18[1]	400,000	412,745
Jefferies Finance LLC, 7.500%, due 04/15/21[1]	200,000	207,000
JPMorgan Chase & Co., Series I, (ICE LIBOR USD 3 Month + 3.470%), 7.900%, due 04/30/18[2,3]	200,000	202,500
Kinder Morgan, Inc., 5.550%, due 06/01/45	40,000	43,740
6.500%, due 09/15/20	100,000	109,337
7.250%, due 06/01/18	300,000	306,319
Kroger Co. (The), 6.900%, due 04/15/38	150,000	193,780
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]	200,000	210,715
Life Technologies Corp., 6.000%, due 03/01/20	135,000	144,480
Marathon Petroleum Corp., 4.750%, due 09/15/44	120,000	125,274
MetLife, Inc., 6.400%, due 12/15/36	35,000	40,261
Microsoft Corp., 2.375%, due 02/12/22	250,000	249,565
4.450%, due 11/03/45	60,000	70,260
Morgan Stanley, 4.350%, due 09/08/26	140,000	146,661
4.875%, due 11/01/22	350,000	376,838
MPLX LP, 4.875%, due 06/01/25	70,000	75,004
Nabors Industries, Inc., 4.625%, due 09/15/21	150,000	142,875
NCR Corp., 5.000%, due 07/15/22	40,000	40,700
Netflix, Inc., 5.500%, due 02/15/22	240,000	252,300
Noble Energy, Inc., 5.050%, due 11/15/44	50,000	53,513
Oncor Electric Delivery Co. LLC, 3.750%, due 04/01/45	50,000	51,528

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Pacific Gas & Electric Co., 2.950%, due 03/01/26	$200,000	$194,667
Prudential Financial, Inc., 6.625%, due 06/21/40	50,000	70,163
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	260,000	269,103
Realogy Group LLC, 5.250%, due 12/01/21[1]	150,000	155,625
Reynolds American, Inc., 7.250%, due 06/15/37	85,000	117,815
RR Donnelley & Sons Co., 7.875%, due 03/15/21	200,000	208,000
Sabine Pass Liquefaction LLC, 5.000%, due 03/15/27	200,000	214,559
Smithfield Foods, Inc., 3.350%, due 02/01/22[1]	80,000	80,153
Southern Copper Corp., 6.750%, due 04/16/40	90,000	117,117
Sprint Corp., 7.875%, due 09/15/23	200,000	213,000
Sunoco Logistics Partners Operations LP, 5.400%, due 10/01/47	50,000	50,442
SunTrust Bank, 7.250%, due 03/15/18	220,000	222,249
Synchrony Financial, 4.500%, due 07/23/25	90,000	94,029
Teachers Insurance & Annuity Association of America, 4.270%, due 05/15/47[1]	60,000	63,393
Tenet Healthcare Corp., 4.625%, due 07/15/24[1]	200,000	195,000
Texas Instruments, Inc., 1.850%, due 05/15/22	220,000	214,578
Thermo Fisher Scientific, Inc., 5.300%, due 02/01/44	60,000	71,619
Time Warner Cable LLC, 8.750%, due 02/14/19	210,000	223,892
Toll Brothers Finance Corp., 4.875%, due 11/15/25	100,000	104,500
Union Pacific Corp., 4.050%, due 11/15/45	70,000	75,589
UnitedHealth Group, Inc., 4.625%, due 07/15/35	100,000	116,378
Verizon Communications, Inc., 5.250%, due 03/16/37	140,000	153,849
Wells Fargo & Co., 5.375%, due 11/02/43	70,000	83,286
Total United States corporate bonds		13,582,703
Total corporate bonds (cost $17,844,623)		18,239,478
	Face amount	Value
Asset-backed securities: 10.02%
United States: 10.02%
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D, 2.710%, due 09/08/22	$600,000	$595,397
Series 2013-4, Class C, 2.720%, due 09/09/19	1,116	1,116
Series 2016-4, Class D, 2.740%, due 12/08/22	525,000	520,351
Series 2017-4, Class D, 3.080%, due 12/18/23	175,000	174,302
Series 2017-1, Class D, 3.130%, due 01/18/23	350,000	350,597
Series 2017-3, Class D, 3.180%, due 07/18/23	175,000	175,323
Capital Auto Receivables Asset Trust, Series 2016-2, Class D, 3.160%, due 11/20/23	475,000	477,532
Series 2015-4, Class D, 3.620%, due 05/20/21	125,000	127,227
Dell Equipment Finance Trust, Series 2016-1, Class D, 3.240%, due 07/22/22[1]	268,000	269,699
Drive Auto Receivables Trust, Series 2017-2, Class B, 2.250%, due 06/15/21	250,000	250,104
Series 2017-3, Class B, 2.300%, due 05/17/21	150,000	149,654
Series 2017-2, Class C, 2.750%, due 09/15/23	100,000	100,142
Series 2017-1, Class D, 3.840%, due 03/15/23	75,000	76,503
Invitation Homes Trust, Series 2017-SFR2, Class C, 2.941%, due 12/17/36[1,4]	125,000	125,780
Santander Drive Auto Receivables Trust, Series 2017-1, Class D, 3.170%, due 04/17/23	375,000	376,868
Series 2017-3, Class D, 3.200%, due 11/15/23	225,000	225,216
Series 2017-2, Class D, 3.730%, due 07/17/23	100,000	100,992
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	275,000	270,020
Series 2015-B, Class A, 2.550%, due 06/17/24	275,000	276,003
Total asset-backed securities (cost $4,647,967)		4,642,826
Commercial mortgage-backed securities: 12.33%
United States: 12.33%
BANK 2017, Series 2017-BNK7, Class C, 4.059%, due 09/15/60[4]	100,000	100,014

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[1]	$135,000	$145,144
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class E, 4.354%, due 10/15/34[1,4]	100,000	97,094
CHT Mortgage Trust, Series 2017-CSMO, Class E, 4.380%, due 11/15/36[1,4]	425,000	426,191
COMM Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, due 02/10/48	350,000	356,189
Series 2015-CR24, Class D, 3.463%, due 08/10/48[4]	150,000	122,213
Series 2013-CR8, Class A5, 3.612%, due 06/10/46[4]	250,000	259,534
Series 2015-PC1, Class A4, 3.620%, due 07/10/50	90,000	93,192
Series 2015-CR26, Class A4, 3.630%, due 10/10/48	370,000	385,118
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, 4.236%, due 02/10/47[4]	150,000	160,401
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, due 11/15/48	85,000	88,835
CSMC Trust, Series 2015-DEAL, Class E, 5.477%, due 04/15/29[1,4]	200,000	200,124
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.487%, due 11/25/23[1,4]	265,000	264,384
Series 2017-K64, Class B, 3.980%, due 03/25/27[1,4]	50,000	50,535
GS Mortgage Securities Corp. II, Series 2017-GS8, Class C, 4.338%, due 11/10/50[4]	250,000	256,901
Series 2017-SLP, Class E, 4.591%, due 10/10/32[1,4]	225,000	217,512
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 5.377%, due 07/15/31[1,4]	116,524	116,946
Hilton USA Trust, Series 2016-SFP, Class E, 5.519%, due 11/05/35[1]	125,000	128,037
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	200,000	205,770
Series 2015-C30, Class A5, 3.822%, due 07/15/48	150,000	157,526
	Face amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.732%, due 05/15/48	$295,000	$309,219
Series 2016-C32, Class AS, 3.994%, due 12/15/49[4]	200,000	208,834
Series 2017-C34, Class C, 4.187%, due 11/15/52[4]	100,000	100,323
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class D, 2.730%, due 12/15/50	100,000	80,162
Series 2017-HR2, Class C, 4.229%, due 12/15/50[4]	175,000	176,304
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 4.477%, due 06/15/33[1,4]	275,000	275,960
Starwood Retail Property Trust, Series 2014-STAR, Class C, 3.977%, due 11/15/27[1,4]	125,000	121,084
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.947%, due 12/13/29[1,4]	500,000	507,281
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.096%, due 06/15/49	100,000	99,912
Total commercial mortgage-backed securities (cost $5,729,165)		5,710,739
Mortgage-backed securities: 29.58%
United States: 29.58%
FHLMC, 3.000%, TBA	775,000	775,465
#G08773 3.000%, due 08/01/47	195,716	196,033
3.500%, TBA	2,250,000	2,311,650
#G08774 3.500%, due 08/01/47	997,175	1,026,050
#G08788 3.500%, due 11/01/47	893,737	919,617
#Q50152 4.000%, due 08/01/47	195,789	204,960
#G08793 4.000%, due 12/01/47	1,446,386	1,515,021
FNMA, 3.000%, TBA	950,000	950,190
#MA3179 3.000%, due 11/01/47	796,168	796,731
3.500%, TBA	350,000	359,555
#MA2864 3.500%, due 01/01/47	391,021	401,910
#MA3182 3.500%, due 11/01/47	421,684	433,459
4.000%, TBA	25,000	26,158
#AE1568 4.000%, due 09/01/40	176,224	185,202
#BE3702 4.000%, due 06/01/47	428,081	448,250
#MA3183 4.000%, due 11/01/47	173,200	181,398
#688066 5.500%, due 03/01/33	43,653	48,687
#793666 5.500%, due 09/01/34	146,706	162,562
#802481 5.500%, due 11/01/34	33,580	37,241
#596124 6.000%, due 11/01/28	46,616	52,515

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Mortgage-backed securities—(Concluded)
United States—(Concluded)
GNMA, #MA4585 3.000%, due 07/20/47		$685,749	$692,458
#MA4718 3.000%, due 09/20/47		496,221	501,076
3.500%, TBA		725,000	750,012
#MA4586 3.500%, due 07/20/47		687,444	711,871
#781029 6.500%, due 05/15/29		12,080	13,765
Total mortgage-backed securities (cost $13,676,603)			13,701,836
Municipal bonds: 0.80%
State of California, GO Bonds, 7.300%, due 10/01/39 (cost $371,794)		250,000	372,965
Non-U.S. government obligations: 6.08%
Argentina: 1.75%
Republic of Argentina, 7.500%, due 04/22/26		350,000	395,675
(Argentina Central Bank 7D Repo Reference Rate + 0.000%), 28.750%, due 06/21/20[2]	ARS	7,300,000	417,358
			813,033
Brazil: 1.18%
Brazil Notas do Tesouro Nacional, 10.000%, due 01/01/27	BRL	800,000	238,397
Federative Republic of Brazil, 6.000%, due 04/07/26		$275,000	308,000
			546,397
Colombia: 0.63%
Republic of Colombia, 8.125%, due 05/21/24		230,000	292,100
Indonesia: 0.28%
Republic of Indonesia, 6.625%, due 02/17/37[1]		100,000	128,125
Ivory Coast: 0.44%
Ivory Coast Government Bond, 6.125%, due 06/15/33[1]		200,000	203,250
Mexico: 0.39%
United Mexican States, 4.000%, due 10/02/23		100,000	104,325
4.150%, due 03/28/27		60,000	62,070
6.750%, due 09/27/34		10,000	12,975
			179,370
South Africa: 0.86%
Republic of South Africa, 8.750%, due 01/31/44	ZAR	5,500,000	399,918
	Face amount		Value
Turkey: 0.24%
Republic of Turkey, 6.875%, due 03/17/36		$100,000	$111,500
Uruguay: 0.31%
Oriental Republic of Uruguay, 7.625%, due 03/21/36		100,000	142,625
Total non-U.S. government obligations (cost $2,777,981)			2,816,318
Supranationals: 0.45%
European Bank for Reconstruction & Development, 6.450%, due 12/13/22 (cost $206,839)	IDR	2,800,000,000	208,971
U.S. treasury obligations: 2.72%
U.S. Treasury Bonds, 2.750%, due 08/15/47		$210,000	210,026
2.750%, due 11/15/47		155,000	155,080
3.000%, due 05/15/47		485,000	509,351
U.S. Treasury Notes, 1.625%, due 08/31/22		320,000	312,052
2.250%, due 08/15/27		75,000	73,922
Total U.S. treasury obligations (cost $1,253,708)			1,260,431
Total bonds (cost $46,508,680)			46,953,564
	Shares
Preferred stocks: 0.22%
United States: 0.22%
JPMorgan Chase & Co., 5.450%, due 03/01/18[3] (cost $102,000)		4,000	101,480
Short-term investments: 8.95%
Investment companies: 8.95%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $4,144,387)		4,144,387	4,144,387
Total investments: 110.53% (cost $50,755,067)			51,199,431
Liabilities, in excess of cash and other assets: (10.53%)			(4,878,612)
Net assets: 100.00%			$46,320,819

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 75. Portfolio footnotes begin on page 74.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	251,111	TRY	1,000,000	03/14/18	$7,327
BOA	USD	248,091	TRY	1,000,000	03/14/18	10,347
BOA	ZAR	5,500,000	USD	430,444	01/17/18	(13,078)
JPMCB	AUD	790,000	USD	606,116	01/22/18	(10,285)
JPMCB	EUR	120,000	USD	142,614	01/22/18	(1,539)
JPMCB	JPY	52,939,886	EUR	395,000	01/22/18	4,206
JPMCB	JPY	53,400,000	USD	473,121	01/22/18	(1,264)
JPMCB	USD	1,006,057	EUR	845,000	01/22/18	9,019
Net unrealized appreciation on forward foreign currency contracts						$4,733

Futures contracts

	Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
U.S. Treasury 10 Year Ultra Note, 7 contracts (USD)	March 2018	$938,218	$934,937	$(3,281)
U.S. Treasury Ultra Bond, 12 contracts (USD)	March 2018	1,992,861	2,011,875	19,014
U.S. Treasury futures sell contracts:
U.S. Treasury 10 Year Note, 12 contracts (USD)	March 2018	(1,494,164)	(1,488,563)	5,601
U.S. Treasury 5 Year Note, 18 contracts (USD)	March 2018	(2,094,271)	(2,090,954)	3,317
U.S. Treasury Long Bond, 4 contracts (USD)	March 2018	(610,647)	(612,000)	(1,353)
Interest rate futures buy contracts:
Australia 3 Year Bond, 29 contracts (AUD)	March 2018	2,524,488	2,513,815	(10,673)
Interest rate futures sell contracts:
Euro-Bund, 6 contracts (EUR)	March 2018	(1,175,276)	(1,163,950)	11,326
Euro-Schatz, 24 contracts (EUR)	March 2018	(3,229,406)	(3,224,476)	4,930
Net unrealized appreciation on futures contracts				$28,881

Centrally cleared credit default swap agreements on credit indices-sell protection5

Referenced obligation	Notional amount		Maturity date	Payment frequency	Payments made by the Fund[6]	Upfront payments made	Value	Unrealized appreciation	Credit spread[7]
CDX.NA.HY. Series 29 Index	USD	1,100,000	12/20/22	Quarterly	5.000%	$(79,518)	$92,333	$12,815	3.077%

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2017 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$18,239,478	$—	$18,239,478
Asset-backed securities	—	4,642,826	—	4,642,826
Commercial mortgage-backed securities	—	5,710,739	—	5,710,739
Mortgage-backed securities	—	13,701,836	—	13,701,836
Municipal bonds	—	372,965	—	372,965
Non-U.S. government obligations	—	2,816,318	—	2,816,318
Supranationals	—	208,971	—	208,971
U.S. treasury obligations	—	1,260,431	—	1,260,431
Preferred stocks	101,480	—	—	101,480
Short-term investments	4,144,387	—	—	4,144,387
Forward foreign currency contracts	—	30,899	—	30,899
Futures contracts	44,188	—	—	44,188
Swap agreements, at value	—	92,333	—	92,333
Total	$4,290,055	$47,076,796	$—	$51,366,851
Liabilities
Forward foreign currency contracts	$—	$(26,166)	$—	$(26,166)
Futures contracts	(15,307)	—	—	(15,307)
Total	$(15,307)	$(26,166)	$—	$(41,473)

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate at the period end and changes periodically.

3  Perpetual investment. Date shown reflects the next call date.

4  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate at the period end.

5  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

6  Payments made or received are based on the notional amount.

7  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

The UBS Funds

December 31, 2017 (unaudited)

Portfolio acronyms

ADR  American Depositary Receipt

AGC  Assured Guaranty Corporation

AGM  Assured Guaranty Municipal

CDO  Collateralized Debt Obligation

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

EURIBOR  Euro Interbank Offered Rate

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GNMA  Government National Mortgage Association

GO  General Obligation

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

NATL-RE  Reinsured by National Public Finance Guarantee Corporation

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

TBA  To Be Announced. TBA security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury Inflation Protected Securities. TIPS are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank plc

BOA  Bank of America NA

CITI  Citibank NA

CSI  Credit Suisse International

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSC  Morgan Stanley & Co.

Currency abbreviations

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

The UBS Funds

December 31, 2017 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2017 to December 31, 2017.

The UBS Funds

December 31, 2017 (unaudited)

		Beginning account value July 1, 2017	Ending account value December 31, 2017	Expenses paid during period* 07/01/17 – 12/31/17	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,003.10	$6.87	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.92	1.35
Class C	Actual	1,000.00	1,001.70	10.65	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.57	10.71	2.10
Class P	Actual	1,000.00	1,004.50	5.61	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.65	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,071.30	6.26	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,066.40	10.16	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class P	Actual	1,000.00	1,072.50	4.96	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	1,131.60	6.72	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	1,127.00	10.72	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class P	Actual	1,000.00	1,133.30	5.38	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,094.40	6.55	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31	1.24
Class C	Actual	1,000.00	1,090.80	10.49	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	10.11	1.99
Class P	Actual	1,000.00	1,096.00	5.23	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

December 31, 2017 (unaudited)

		Beginning account value July 1, 2017	Ending account value December 31, 2017	Expenses paid during period* 07/01/17 – 12/31/17	Expense ratio during period
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
Class A	Actual	$1,000.00	$1,061.60	$4.94	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	1,057.90	8.82	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class P	Actual	1,000.00	1,063.00	3.64	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70
UBS Municipal Bond Fund
Class A	Actual	1,000.00	1,009.80	3.29	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
Class C	Actual	1,000.00	1,007.30	5.82	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15
Class P	Actual	1,000.00	1,011.10	2.03	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.19	2.04	0.40
UBS Total Return Bond Fund
Class A	Actual	1,000.00	1,017.10	3.81	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.82	0.75
Class C	Actual	1,000.00	1,014.50	6.35	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class P	Actual	1,000.00	1,018.40	2.54	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2017 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS International Sustainable Equity Fund
Assets
Investments, at cost
Unaffiliated issuers	$104,083,606	$272,471,726	$36,307,718
Affiliated issuers	—	18,039,486	—
Investment of cash collateral received from securities loaned[1]	84,000	1,537,765	—
Foreign currency	572,558	3,077,115	49,070
	$104,740,164	$295,126,092	$36,356,788
Investments, at value
Unaffiliated issuers	$98,005,141	$298,262,188	$41,226,729
Affiliated issuers	—	27,113,192	—
Investment of cash collateral received from securities loaned[1]	84,000	1,537,765	—
Foreign currency	552,115	3,100,858	49,646
Cash	—	6,256	—
Receivables
Investment securities sold	90,428	1,262,943	—
Interest	514,705	223,564	5
Fund shares sold	1,355	18,148	239,466
Foreign tax reclaims	789	76,334	37,011
Due from Advisor	—	—	—
Dividends	9,645	148,692	42,668
Variation margin on futures contracts	110,185	483,442	—
Variation margin on centrally cleared swap agreements	800,968	1,326,708	—
Due from broker	3,293,100	3,840,222	—
Cash collateral for futures contracts	3,229,212	—	—
Cash collateral for swap agreements	832,240	3,669,465	—
Outstanding swap agreements, at value[2]	22,914	—	—
Unrealized appreciation on forward foreign currency contracts	310,603	255,299	—
Other assets	49,397	57,956	32,327
Total assets	107,906,797	341,383,032	41,627,852
Liabilities
Payables
Cash collateral from securities loaned	84,000	1,537,765	—
Investment securities purchased	—	1,606,352	—
Investment advisory and administration fee	65,918	148,208	2,075
Custody and fund accounting fees	30,146	48,733	19,282
Fund shares redeemed	499,850	293,167	13,451
Distribution and service fees	21,394	117,103	3,962
Trustees' fees	18,650	26,243	7,479
Due to broker	—	471,843	—
Accrued expenses	192,854	311,645	73,436
Outstanding swap agreements, at value[2]	3,650	—	—
Unrealized depreciation on forward foreign currency contracts	1,165,660	1,450,102	—
Total liabilities	2,082,122	6,011,161	119,685
Net assets	$105,824,675	$335,371,871	$41,508,167

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS U.S. Small Cap Growth Fund as of December 31, 2017 was $82,196, $1,503,744 and $7,159,708, respectively.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $29,298.

The UBS Funds

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
Assets
Investments, at cost
Unaffiliated issuers	$84,804,080	$29,779,544
Affiliated issuers	—	—
Investment of cash collateral received from securities loaned[1]	7,334,976	—
Foreign currency	—	—
	$92,139,056	$29,779,544
Investments, at value
Unaffiliated issuers	$107,009,631	$31,180,609
Affiliated issuers	—	—
Investment of cash collateral received from securities loaned[1]	7,334,976	—
Foreign currency	—	—
Cash	—	—
Receivables
Investment securities sold	874,504	1,494,790
Interest	5,879	—
Fund shares sold	32,045	20,064
Foreign tax reclaims	—	—
Due from Advisor	—	24,733
Dividends	31,360	24,168
Variation margin on futures contracts	—	—
Variation margin on centrally cleared swap agreements	—	—
Due from broker	—	—
Cash collateral for futures contracts	—	—
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Other assets	44,099	35,726
Total assets	115,332,494	32,780,090
Liabilities
Payables
Cash collateral from securities loaned	7,334,976	—
Investment securities purchased	191,497	1,638,025
Investment advisory and administration fee	44,840	—
Custody and fund accounting fees	17,693	14,000
Fund shares redeemed	1,293,992	258,323
Distribution and service fees	8,839	4,092
Trustees' fees	23,691	8,705
Due to broker	—	—
Accrued expenses	85,438	39,927
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Total liabilities	9,000,966	1,963,072
Net assets	$106,331,528	$30,817,018

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2017 (unaudited) (continued)

UBS Municipal Bond Fund
Assets
Investments, at cost
Unaffiliated issuers	$128,244,199
Foreign currency	—
$128,244,199
Investments, at value
Unaffiliated issuers	$129,177,073
Foreign currency	—
Receivables
Interest	1,545,316
Fund shares sold	204,462
Due from Advisor	—
Dividends	59
Variation margin on futures contracts	—
Variation margin on centrally cleared swap agreements	—
Due from broker	—
Cash collateral for futures contracts	—
Cash collateral for swap agreements	—
Unrealized appreciation on forward foreign currency contracts	—
Other assets	44,856
Total assets	130,971,766
Liabilities
Payables
Investment securities purchased	—
Investment advisory and administration fee	9,204
Custody and fund accounting fees	18,243
Fund shares redeemed	532,932
Distribution and service fees	3,448
Trustees' fees	13,653
Accrued expenses	68,495
Unrealized depreciation on forward foreign currency contracts	—
Total liabilities	645,975
Net assets	$130,325,791

The UBS Funds

UBS Total Return Bond Fund
Assets
Investments, at cost
Unaffiliated issuers	$50,755,067
Foreign currency	40,716
$50,795,783
Investments, at value
Unaffiliated issuers	$51,199,431
Foreign currency	39,706
Receivables
Interest	334,372
Fund shares sold	5,323
Due from Advisor	15,197
Dividends	2,769
Variation margin on futures contracts	28,869
Variation margin on centrally cleared swap agreements	37,390
Due from broker	139,124
Cash collateral for futures contracts	71,183
Cash collateral for swap agreements	54,810
Unrealized appreciation on forward foreign currency contracts	30,899
Other assets	4,046
Total assets	51,963,119
Liabilities
Payables
Investment securities purchased	5,167,697
Investment advisory and administration fee	—
Custody and fund accounting fees	14,676
Fund shares redeemed	297,466
Distribution and service fees	32
Trustees' fees	10,314
Accrued expenses	125,949
Unrealized depreciation on forward foreign currency contracts	26,166
Total liabilities	5,642,300
Net assets	$46,320,819

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2017 (unaudited) (continued)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS International Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$396,555,258	$1,152,476,196	$42,317,363
Accumulated undistributed (distributions in excess of) net investment income (loss)	(629,677)	(523,114)	(63,581)
Accumulated net realized gain (loss)	(283,238,148)	(851,059,679)	(5,666,701)
Net unrealized appreciation (depreciation)	(6,862,758)	34,478,468	4,921,086
Net assets	$105,824,675	$335,371,871	$41,508,167
Class A:
Net assets	$38,913,942	$171,646,549	$7,838,705
Shares outstanding	5,946,059	14,098,723	731,525
Net asset value and redemption proceeds per share	$6.54	$12.17	$10.72
Offering price per share (NAV per share plus maximum sales charge)	$6.92	$12.88	$11.34
Class C:
Net assets	$14,869,050	$95,110,100	$2,889,369
Shares outstanding	2,451,711	8,002,485	275,976
Net asset value and offering price per share	$6.06	$11.89	$10.47
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$6.00	$11.77	$10.37
Class P:
Net assets	$52,041,683	$68,615,222	$30,780,093
Shares outstanding	7,778,884	5,521,352	2,866,580
Net asset value per share, offering price per share, and redemption proceeds per share	$6.69	$12.43	$10.74

The UBS Funds

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
Net assets consist of:
Beneficial interest	$82,973,321	$104,710,987
Accumulated undistributed (distributions in excess of) net investment income (loss)	(313,892)	81,400
Accumulated net realized gain (loss)	1,466,548	(75,376,434)
Net unrealized appreciation (depreciation)	22,205,551	1,401,065
Net assets	$106,331,528	$30,817,018
Class A:
Net assets	$27,241,838	$11,750,448
Shares outstanding	1,514,405	355,960
Net asset value and redemption proceeds per share	$17.99	$33.01
Offering price per share (NAV per share plus maximum sales charge)	$19.04	$34.93
Class C:
Net assets	$3,737,715	$1,939,315
Shares outstanding	262,145	61,385
Net asset value and offering price per share	$14.26	$31.59
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$14.12	$31.27
Class P:
Net assets	$75,351,975	$17,127,255
Shares outstanding	3,798,833	517,143
Net asset value per share, offering price per share, and redemption proceeds per share	$19.84	$33.12

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2017 (unaudited) (concluded)

UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$130,195,971
Distributions in excess of net investment income	(41,482)
Accumulated net realized loss	(761,572)
Net unrealized appreciation	932,874
Net assets	$130,325,791
Class A:
Net assets	$10,686,425
Shares outstanding	1,042,555
Net asset value and redemption proceeds per share	$10.25
Offering price per share (NAV per share plus maximum sales charge)	$10.49
Class C:
Net assets	$5,508,393
Shares outstanding	537,712
Net asset value and offering price per share	$10.24
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$10.16
Class P:
Net assets	$114,130,973
Shares outstanding	11,140,188
Net asset value per share, offering price per share, and redemption proceeds per share	$10.24

The UBS Funds

UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$48,921,364
Distributions in excess of net investment income	(65,579)
Accumulated net realized loss	(3,029,065)
Net unrealized appreciation	494,099
Net assets	$46,320,819
Class A:
Net assets	$4,602
Shares outstanding	306
Net asset value and redemption proceeds per share	$15.04
Offering price per share (NAV per share plus maximum sales charge)	$15.63
Class C:
Net assets	$43,985
Shares outstanding	2,927
Net asset value and offering price per share	$15.03
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$14.92
Class P:
Net assets	$46,272,232
Shares outstanding	3,077,644
Net asset value per share, offering price per share, and redemption proceeds per share	$15.03

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the six months ended December 31, 2017 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS International Sustainable Equity Fund
Investment income:
Dividends	$111,318	$1,984,214	$269,069
Interest	1,374,261	369,629	—
Securities lending	3,092	13,359	1,804
Foreign tax withheld	—	(43,667)	(20,872)
Total income	1,488,671	2,323,535	250,001
Expenses:
Advisory and administration	709,135	1,501,320	159,854
Distribution and service:
Class A	53,514	220,986	10,987
Class C	82,586	487,492	12,589
Transfer agency and related service fees:
Class A	15,480	60,524	2,216
Class C	9,095	47,312	943
Class P	52,930	20,058	5,561
Custodian and fund accounting	47,756	72,941	32,276
Federal and state registration	21,966	21,507	21,385
Professional services	82,176	94,426	74,262
Shareholder reports	29,825	66,600	5,515
Trustees	34,608	55,009	17,229
Other	59,331	54,923	20,693
Total expenses	1,198,402	2,703,098	363,510
Fee waivers and/or expense reimbursements by Advisor	(217,698)	(362,968)	(157,114)
Net expenses	980,704	2,340,130	206,396
Net investment income (loss)	507,967	(16,595)	43,605
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,280,507	11,074,738	3,304,794
Investments in affiliated issuers	—	4,600,829	—
Futures contracts	902,365	(1,109,520)	—
Swap agreements	(1,153,222)	622,885	—
Forward foreign currency contracts	(2,251,072)	(1,027,745)	(2,695)
Foreign currency transactions	331,755	177,559	(1,011)
Net realized gain (loss)	(889,667)	14,338,746	3,301,088
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,310,320	7,128,651	1,320,453
Investments in affiliated issuers	—	1,273,890	—
Futures contracts	(438,463)	876,979	—
Swap agreements	15,052	485,811	—
Forward foreign currency contracts	608,694	(561,186)	58
Translation of other assets and liabilities denominated in foreign currency	(168,860)	(353,084)	910
Change in net unrealized appreciation (depreciation)	1,326,743	8,851,061	1,321,421
Net realized and unrealized gain	437,076	23,189,807	4,622,509
Net increase in net assets resulting from operations	$945,043	$23,173,212	$4,666,114

The UBS Funds

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
Investment income:
Dividends	$227,711	$205,641
Interest	—	—
Securities lending	37,206	396
Foreign tax withheld	—	—
Total income	264,917	206,037
Expenses:
Advisory and administration	491,183	120,340
Distribution and service:
Class A	33,851	14,804
Class C	19,689	10,005
Transfer agency and related service fees:
Class A	25,525	2,917
Class C	2,855	906
Class P	45,672	3,126
Custodian and fund accounting	25,153	21,007
Federal and state registration	19,320	20,609
Professional services	63,222	66,062
Shareholder reports	9,469	5,805
Trustees	33,974	17,710
Other	21,265	11,801
Total expenses	791,178	295,092
Fee waivers and/or expense reimbursements by Advisor	(212,369)	(161,548)
Net expenses	578,809	133,544
Net investment income (loss)	(313,892)	72,493
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,306,402	4,758,716
Investments in affiliated issuers	—	—
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Foreign currency transactions	—	—
Net realized gain (loss)	7,306,402	4,758,716
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,672,640	(2,954,820)
Investments in affiliated issuers	—	—
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—
Change in net unrealized appreciation (depreciation)	2,672,640	(2,954,820)
Net realized and unrealized gain	9,979,042	1,803,896
Net increase in net assets resulting from operations	$9,665,150	$1,876,389

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the six months ended December 31, 2017 (unaudited) (concluded)

UBS Municipal Bond Fund
Investment income:
Dividends	$684
Interest	1,436,714
Total income	1,437,398
Expenses:
Advisory and administration	310,567
Distribution and service:
Class A	20,981
Class C	21,810
Transfer agency and related service fees:
Class A	1,161
Class C	908
Class P	10,727
Custodian and fund accounting	27,647
Federal and state registration	23,900
Professional services	64,170
Shareholder reports	13,201
Trustees	28,901
Other	19,846
Total expenses	543,819
Fee waivers and/or expense reimbursements by Advisor	(239,493)
Net expenses	304,326
Net investment income	1,133,072
Net realized gain (loss) on:
Investments in unaffiliated issuers	122,696
Futures contracts	—
Swap agreements	—
Forward foreign currency contracts	—
Foreign currency transactions	—
Net realized gain	122,696
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	206,022
Futures contracts	—
Swap agreements	—
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	—
Change in net unrealized appreciation (depreciation)	206,022
Net realized and unrealized gain	328,718
Net increase in net assets resulting from operations	$1,461,790

The UBS Funds

UBS Total Return Bond Fund
Investment income:
Dividends	$13,945
Interest	837,763
Total income	851,708
Expenses:
Advisory and administration	140,170
Distribution and service:
Class A	12
Class C	165
Transfer agency and related service fees:
Class A	32
Class C	40
Class P	21,376
Custodian and fund accounting	21,405
Federal and state registration	18,563
Professional services	69,180
Shareholder reports	11,920
Trustees	20,292
Other	18,583
Total expenses	321,738
Fee waivers and/or expense reimbursements by Advisor	(199,462)
Net expenses	122,276
Net investment income	729,432
Net realized gain (loss) on:
Investments in unaffiliated issuers	(26,380)
Futures contracts	90,290
Swap agreements	31,248
Forward foreign currency contracts	24,513
Foreign currency transactions	12,307
Net realized gain	131,978
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	88,395
Futures contracts	(49,023)
Swap agreements	5,573
Forward foreign currency contracts	(11,530)
Translation of other assets and liabilities denominated in foreign currency	(1,273)
Change in net unrealized appreciation (depreciation)	32,142
Net realized and unrealized gain	164,120
Net increase in net assets resulting from operations	$893,552

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Six months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six months ended December 31, 2017 (unaudited)	Year ended June 30, 2017
Operations:
Net investment income (loss)	$507,967	$959,377	$(16,595)	$3,678
Net realized gain (loss)	(889,667)	9,102,503	14,338,746	17,658,602
Change in net unrealized appreciation	1,326,743	732,775	8,851,061	25,335,726
Net increase in net assets from operations	945,043	10,794,655	23,173,212	42,998,006
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—	(2,389,937)	(3,709,639)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	—	—	(2,389,937)	(3,709,639)
Class C:
Net investment income	—	—	(601,488)	(1,163,177)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	—	(601,488)	(1,163,177)
Class P:
Net investment income	—	—	(1,099,437)	(1,947,479)
Net realized gain	—	—	—	—
Total Class P dividends and distributions	—	—	(1,099,437)	(1,947,479)
Decrease in net assets from dividends and distributions	—	—	(4,090,862)	(6,820,295)
Beneficial interest transactions:
Proceeds from shares sold	1,617,510	6,143,479	3,422,122	12,635,795
Shares issued on reinvestment of dividends and distributions	—	—	3,732,469	6,231,895
Cost of shares redeemed	(56,136,242)	(83,276,893)	(28,525,262)	(115,259,301)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(54,518,732)	(77,133,414)	(21,370,671)	(96,391,611)
Increase (decrease) in net asset	(53,573,689)	(66,338,759)	(2,288,321)	(60,213,900)
Net assets, beginning of period	159,398,364	225,737,123	337,660,192	397,874,092
Net assets, end of period	$105,824,675	$159,398,364	$335,371,871	$337,660,192
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(629,677)	$(1,137,644)	$(523,114)	$3,584,343

The UBS Funds

	UBS International Sustainable Equity Fund		UBS U.S. Small Cap Growth Fund
	Six months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six months ended December 31, 2017 (unaudited)	Year ended June 30, 2017
Operations:
Net investment income (loss)	$43,605	$482,786	$(313,892)	$(922,237)
Net realized gain (loss)	3,301,088	171,461	7,306,402	27,041,263
Change in net unrealized appreciation	1,321,421	5,180,310	2,672,640	9,556,957
Net increase in net assets from operations	4,666,114	5,834,557	9,665,150	35,675,983
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(85,846)	(107,890)	—	—
Net realized gain	—	—	(6,251,755)	(1,010,739)
Total Class A dividends and distributions	(85,846)	(107,890)	(6,251,755)	(1,010,739)
Class C:
Net investment income	(18,181)	(26,845)	—	—
Net realized gain	—	—	(1,045,852)	(164,852)
Total Class C dividends and distributions	(18,181)	(26,845)	(1,045,852)	(164,852)
Class P:
Net investment income	(411,618)	(369,867)	—	—
Net realized gain	—	—	(16,473,329)	(4,314,480)
Total Class P dividends and distributions	(411,618)	(369,867)	(16,473,329)	(4,314,480)
Decrease in net assets from dividends and distributions	(515,645)	(504,602)	(23,770,936)	(5,490,071)
Beneficial interest transactions:
Proceeds from shares sold	11,122,007	13,512,832	5,405,516	28,894,607
Shares issued on reinvestment of dividends and distributions	484,976	468,472	22,078,250	5,212,883
Cost of shares redeemed	(12,052,784)	(5,340,120)	(14,389,532)	(119,609,922)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(445,801)	8,641,184	13,094,234	(85,502,432)
Increase (decrease) in net asset	3,704,668	13,971,139	(1,011,552)	(55,316,520)
Net assets, beginning of period	37,803,499	23,832,360	107,343,080	162,659,600
Net assets, end of period	$41,508,167	$37,803,499	$106,331,528	$107,343,080
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(63,581)	$408,459	$(313,892)	$—

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets (concluded)

	UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)		UBS Municipal Bond Fund
	Six months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six months ended December 31, 2017 (unaudited)	Year ended June 30, 2017
Operations:
Net investment income	$72,493	$165,172	$1,133,072	$2,005,206
Net realized gain (loss)	4,758,716	1,946,218	122,696	(729,645)
Change in net unrealized appreciation (depreciation)	(2,954,820)	3,907,417	206,022	(2,761,625)
Net increase (decrease) in net assets from operations	1,876,389	6,018,807	1,461,790	(1,486,064)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(46,850)	(96,685)	(126,957)	(317,347)
Return of capital	—	—	—	—
Net realized gain	—	—	—	(54,279)
Total Class A dividends and distributions	(46,850)	(96,685)	(126,957)	(371,626)
Class C:
Net investment income	—	(5,319)	(30,898)	(57,086)
Return of capital	—	—	—	—
Net realized gain	—	—	—	(15,735)
Total Class C dividends and distributions	—	(5,319)	(30,898)	(72,821)
Class P:
Net investment income	(106,199)	(197,574)	(976,130)	(1,630,048)
Return of capital	—	—	—	—
Net realized gain	—	—	—	(223,923)
Total Class P dividends and distributions	(106,199)	(197,574)	(976,130)	(1,853,971)
Decrease in net assets from dividends and distributions	(153,049)	(299,578)	(1,133,985)	(2,298,418)
Beneficial interest transactions:
Proceeds from shares sold	493,419	3,903,550	21,159,999	72,756,643
Shares issued on reinvestment of dividends and distributions	145,512	286,088	900,296	1,835,254
Cost of shares redeemed	(2,165,060)	(6,340,155)	(20,485,199)	(56,365,873)
Redemption fees	—	—	—	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(1,526,129)	(2,150,517)	1,575,096	18,226,024
Increase (decrease) in net asset	197,211	3,568,712	1,902,901	14,441,542
Net assets, beginning of period	30,619,807	27,051,095	128,422,890	113,981,348
Net assets, end of period	$30,817,018	$30,619,807	$130,325,791	$128,422,890
Accumulated undistributed (distributions in excess of) net investment income	$81,400	$161,956	$(41,482)	$(40,569)

The UBS Funds

	UBS Total Return Bond Fund
	Six months ended December 31, 2017 (unaudited)	Year ended June 30, 2017
Operations:
Net investment income	$729,432	$1,684,997
Net realized gain (loss)	131,978	1,208,787
Change in net unrealized appreciation (depreciation)	32,142	(1,640,173)
Net increase (decrease) in net assets from operations	893,552	1,253,611
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(140)	(452)
Return of capital	—	(5)
Net realized gain	—	—
Total Class A dividends and distributions	(140)	(457)
Class C:
Net investment income	(368)	(864)
Return of capital	—	(10)
Net realized gain	—	—
Total Class C dividends and distributions	(368)	(874)
Class P:
Net investment income	(587,464)	(1,759,722)
Return of capital	—	(19,932)
Net realized gain	—	—
Total Class P dividends and distributions	(587,464)	(1,779,654)
Decrease in net assets from dividends and distributions	(587,972)	(1,780,985)
Beneficial interest transactions:
Proceeds from shares sold	7,498	345,280
Shares issued on reinvestment of dividends and distributions	453,776	1,364,650
Cost of shares redeemed	(4,452,320)	(78,136,932)
Redemption fees	—	38,529
Net increase (decrease) in net assets resulting from beneficial interest transactions	(3,991,046)	(76,388,473)
Increase (decrease) in net asset	(3,685,466)	(76,915,847)
Net assets, beginning of period	50,006,285	126,922,132
Net assets, end of period	$46,320,819	$50,006,285
Accumulated undistributed (distributions in excess of) net investment income	$(65,579)	$(207,039)

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$6.52	$6.17	$7.13	$7.24	$6.82	$6.36
Income (loss) from investment operations:
Net investment income[1]	0.02	0.03	0.05	0.04	0.05	0.07
Net realized and unrealized gain (loss)	0.00[3]	0.32	(0.79)	0.11	0.38	0.50
Net increase from payment by Advisor	—	—	0.01	0.00[3]	—	—
Total income (loss) from investment operations	0.02	0.35	(0.73)	0.15	0.43	0.57
Less dividends/distributions:
From net investment income	—	—	(0.23)	(0.26)	(0.01)	(0.11)
Return of capital	—	—	(0.00)[3]	—	—	—
Total dividends/distributions	—	—	(0.23)	(0.26)	(0.01)	(0.11)
Net asset value, end of period	$6.54	$6.52	$6.17	$7.13	$7.24	$6.82
Total investment return[2]	0.31%	5.84%	(10.48)%[4]	2.03%[5]	6.31%	9.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.62%[6]	1.49%	1.45%	1.43%	1.42%	1.43%
Expenses after fee waivers and/or expense reimbursement	1.35%[6]	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.63%[6]	0.42%	0.82%	0.58%	0.66%	0.98%
Supplemental data:
Net assets, end of period (000's)	$38,914	$43,930	$65,741	$89,421	$194,185	$208,369
Portfolio turnover rate	16%	48%	50%	54%	45%	74%

Class P

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$6.66	$6.28	$7.27	$7.38	$6.96	$6.48
Income (loss) from investment operations:
Net investment income[1]	0.03	0.04	0.07	0.06	0.06	0.09
Net realized and unrealized gain (loss)	0.00[3]	0.34	(0.82)	0.12	0.39	0.52
Net increase from payment by Advisor	—	—	0.01	0.00[3]	—	—
Total income (loss) from investment operations	0.03	0.38	(0.74)	0.18	0.45	0.61
Less dividends/distributions:
From net investment income	—	—	(0.25)	(0.29)	(0.03)	(0.13)
Return of capital	—	—	(0.00)[3]	—	—	—
Total dividends/distributions	—	—	(0.25)	(0.29)	(0.03)	(0.13)
Net asset value, end of period	$6.69	$6.66	$6.28	$7.27	$7.38	$6.96
Total investment return[2]	0.45%	6.05%	(10.17)%[4]	2.29%[5]	6.45%	9.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.40%[6]	1.27%	1.22%	1.20%	1.15%	1.12%
Expenses after fee waivers and/or expense reimbursement	1.10%[6]	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.82%[6]	0.68%	1.07%	0.84%	0.87%	1.25%
Supplemental data:
Net assets, end of period (000's)	$52,042	$98,018	$132,725	$192,777	$81,168	$48,113
Portfolio turnover rate	16%	48%	50%	54%	45%	74%

UBS Dynamic Alpha Fund

Financial highlights

Class C

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$6.06	$5.78	$6.68	$6.81	$6.46	$6.02
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[3]	(0.02)	0.00[3]	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss)	0.00[3]	0.30	(0.73)	0.09	0.36	0.48
Net increase from payment by Advisor	—	—	0.00[3]	0.00[3]	—	—
Total income (loss) from investment operations	0.00[3]	0.28	(0.73)	0.08	0.35	0.50
Less dividends/distributions:
From net investment income	—	—	(0.17)	(0.21)	—	(0.06)
Return of capital	—	—	(0.00)[3]	—	—	—
Total dividends/distributions	—	—	(0.17)	(0.21)	—	(0.06)
Net asset value, end of period	$6.06	$6.06	$5.78	$6.68	$6.81	$6.46
Total investment return[2]	0.17%	4.84%	(11.00)%[4]	1.21%[5]	5.42%	8.22%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.41%[6]	2.28%	2.23%	2.19%	2.18%	2.19%
Expenses after fee waivers and/or expense reimbursement	2.10%[6]	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income (loss)	(0.13)%[6]	(0.33)%	0.07%	(0.17)%	(0.09)%	0.24%
Supplemental data:
Net assets, end of period (000's)	$14,869	$17,450	$27,271	$45,871	$51,119	$53,405
Portfolio turnover rate	16%	48%	50%	54%	45%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  During the year ended June 30, 2015, the Advisor reimbursed the Fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

6  Annualized.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Year ended June 30,
	December 31,2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.52	$10.46	$11.27	$11.04	$9.79	$9.12
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.02	0.01	(0.00)[3]	0.02	0.01
Net realized and unrealized gain (loss)	0.81	1.27	(0.56)	0.23	1.36	0.88
Net increase from payment by Advisor	—	—	0.01	—	—	—
Total income (loss) from investment operations	0.82	1.29	(0.54)	0.23	1.38	0.89
Less dividends/distributions:
From net investment income	(0.17)	(0.23)	(0.27)	—	(0.13)	(0.22)
Net asset value, end of period	$12.17	$11.52	$10.46	$11.27	$11.04	$9.79
Total investment return[2]	7.13%	12.51%	(4.81)%[4]	2.08%	14.20%	9.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.41%[5]	1.39%	1.36%	1.32%	1.30%	1.28%
Expenses after fee waivers and/or expense reimbursement	1.20%[5]	1.25%	1.35%	1.32%	1.30%	1.28%
Net investment income (loss)	0.15%[5]	0.16%	0.09%	(0.01)%	0.17%	0.12%
Supplemental data:
Net assets, end of period (000's)	$171,647	$174,148	$190,813	$234,665	$309,296	$377,781
Portfolio turnover rate	26%	56%	60%	62%	49%	54%

Class P

	Six months ended	Year ended June 30,
	December 31,2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.78	$10.69	$11.51	$11.25	$9.98	$9.30
Income (loss) from investment operations:
Net investment income[1]	0.02	0.05	0.04	0.03	0.05	0.04
Net realized and unrealized gain (loss)	0.83	1.30	(0.56)	0.23	1.39	0.90
Net increase from payment by Advisor	—	—	0.01	—	—	—
Total income (loss) from investment operations	0.85	1.35	(0.51)	0.26	1.44	0.94
Less dividends/distributions:
From net investment income	(0.20)	(0.26)	(0.31)	—	(0.17)	(0.26)
Net asset value, end of period	$12.43	$11.78	$10.69	$11.51	$11.25	$9.98
Total investment return[2]	7.25%	12.85%	(4.50)%[4]	2.31%	14.56%	10.22%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.15%[5]	1.12%	1.09%	1.04%	1.00%	0.98%
Expenses after fee waivers and/or expense reimbursement	0.95%[5]	1.00%	1.09%	1.04%	1.00%	0.98%
Net investment income	0.40%[5]	0.41%	0.34%	0.26%	0.51%	0.44%
Supplemental data:
Net assets, end of period (000's)	$68,615	$67,156	$91,004	$124,415	$129,417	$127,751
Portfolio turnover rate	26%	56%	60%	62%	49%	54%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS Global Allocation Fund

Financial highlights

Class C

	Six months ended	Year ended June 30,
	December 31,2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.21	$10.15	$10.92	$10.79	$9.55	$8.89
Income (loss) from investment operations:
Net investment (loss)[1]	(0.04)	(0.06)	(0.07)	(0.09)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	0.79	1.24	(0.54)	0.22	1.34	0.86
Net increase from payment by Advisor	—	—	0.01	—	—	—
Total income (loss) from investment operations	0.75	1.18	(0.60)	0.13	1.28	0.80
Less dividends/distributions:
From net investment income	(0.07)	(0.12)	(0.17)	—	(0.04)	(0.14)
Net asset value, end of period	$11.89	$11.21	$10.15	$10.92	$10.79	$9.55
Total investment return[2]	6.64%	11.76%	(5.49)%[4]	1.20%	13.31%	9.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.19%[5]	2.16%	2.15%	2.10%	2.08%	2.06%
Expenses after fee waivers and/or expense reimbursement	1.95%[5]	2.01%	2.10%	2.10%	2.08%	2.06%
Net investment loss	(0.60)%[5]	(0.60)%	(0.66)%	(0.79)%	(0.59)%	(0.65)%
Supplemental data:
Net assets, end of period (000's)	$95,110	$96,356	$116,057	$145,277	$174,078	$195,427
Portfolio turnover rate	26%	56%	60%	62%	49%	54%

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would have been -4.90% for A shares, -5.59% for C shares, and -4.59% for P shares.

5  Annualized.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.58	$8.05	$9.47	$8.95	$7.55	$6.75
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[3]	0.19	0.13	0.10	0.08	0.11
Net realized and unrealized gain (loss)	1.26	1.51	(1.47)	0.53	1.51	0.93
Net increase from payment by Advisor	—	—	0.01	—	—	—
Total income (loss) from investment operations	1.26	1.70	(1.33)	0.63	1.59	1.04
Less dividends/distributions:
From net investment income	(0.12)	(0.17)	(0.09)	(0.11)	(0.19)	(0.24)
Net asset value, end of period	$10.72	$9.58	$8.05	$9.47	$8.95	$7.55
Total investment return[2]	13.16%	21.43%	(14.07)%[4]	7.14%	21.32%	15.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.10%[5]	2.25%	2.37%	2.47%	2.74%	2.65%
Expenses after fee waivers and/or expense reimbursement	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.00%[5,6]	2.16%	1.59%	1.09%	0.91%	1.49%
Supplemental data:
Net assets, end of period (000's)	$7,839	$15,811	$5,204	$6,371	$7,541	$5,433
Portfolio turnover rate	42%	33%	114%	42%	137%	41%

Class P

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.61	$8.08	$9.50	$8.99	$7.58	$6.77
Income (loss) from investment operations:
Net investment income[1]	0.02	0.14	0.16	0.13	0.09	0.13
Net realized and unrealized gain (loss)	1.26	1.58	(1.48)	0.51	1.53	0.94
Net increase from payment by Advisor	—	—	0.01	—	—	—
Total income (loss) from investment operations	1.28	1.72	(1.31)	0.64	1.62	1.07
Less dividends/distributions:
From net investment income	(0.15)	(0.19)	(0.11)	(0.13)	(0.21)	(0.26)
Net asset value, end of period	$10.74	$9.61	$8.08	$9.50	$8.99	$7.58
Total investment return[2]	13.33%	21.68%	(13.83)%[4]	7.32%	21.65%	15.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.86%[5]	2.06%	2.12%	2.21%	2.45%	2.40%
Expenses after fee waivers and/or expense reimbursement	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.41%[5]	1.65%	1.92%	1.40%	1.10%	1.69%
Supplemental data:
Net assets, end of period (000's)	$30,780	$19,952	$16,277	$17,103	$12,462	$11,740
Portfolio turnover rate	42%	33%	114%	42%	137%	41%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS International Sustainable Equity Fund

Financial highlights

Class C

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.35	$7.85	$9.26	$8.80	$7.43	$6.63
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.04	0.07	0.04	0.03	0.05
Net realized and unrealized gain (loss)	1.22	1.56	(1.44)	0.51	1.47	0.92
Net increase from payment by Advisor	—	—	0.01	—	—	—
Total income (loss) from investment operations	1.19	1.60	(1.36)	0.55	1.50	0.97
Less dividends/distributions:
From net investment income	(0.07)	(0.10)	(0.05)	(0.09)	(0.13)	(0.17)
Net asset value, end of period	$10.47	$9.35	$7.85	$9.26	$8.80	$7.43
Total investment return[2]	12.70%	20.56%	(14.72)%[4]	6.36%	20.32%	14.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.89%[5]	3.11%	3.15%	3.23%	3.54%	3.40%
Expenses after fee waivers and/or expense reimbursement	2.00%[5]	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.59)%[5]	0.48%	0.86%	0.46%	0.37%	0.65%
Supplemental data:
Net assets, end of period (000's)	$2,889	$2,040	$2,351	$2,672	$1,579	$605
Portfolio turnover rate	42%	33%	114%	42%	137%	41%

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, -14.83% for C shares, and -13.94% for P shares.

5  Annualized.

6  Amount represents less than 0.005%.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.26	$17.75	$23.60	$24.76	$20.10	$16.19
Income (loss) from investment operations:
Net investment (loss)[1]	(0.08)	(0.15)	(0.13)	(0.16)	(0.21)	(0.11)
Net realized and unrealized gain (loss)	2.08	4.34	(3.89)	3.38	5.40	4.02
Total income (loss) from investment operations	2.00	4.19	(4.02)	3.22	5.19	3.91
Less dividends/distributions:
From net realized gains	(5.27)	(0.68)	(1.83)	(4.38)	(0.53)	—
Net asset value, end of period	$17.99	$21.26	$17.75	$23.60	$24.76	$20.10
Total investment return[2]	9.44%	23.75%	(17.58)%	15.61%	26.42%	23.78%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.69%[3]	1.56%	1.53%	1.51%	1.45%	1.55%
Expenses after fee waivers and/or expense reimbursement	1.24%[3]	1.24%	1.24%	1.35%	1.40%	1.40%
Net investment loss	(0.74)%[3]	(0.77)%	(0.65)%	(0.69)%	(0.92)%	(0.64)%
Supplemental data:
Net assets, end of period (000's)	$27,242	$27,464	$28,048	$46,813	$42,552	$32,848
Portfolio turnover rate	42%	50%	109%	64%	57%	42%

Class P

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.92	$19.05	$25.11	$26.00	$21.01	$16.88
Income (loss) from investment operations:
Net investment (loss)[1]	(0.06)	(0.11)	(0.08)	(0.11)	(0.15)	(0.08)
Net realized and unrealized gain (loss)	2.25	4.66	(4.15)	3.60	5.67	4.21
Total income (loss) from investment operations	2.19	4.55	(4.23)	3.49	5.52	4.13
Less dividends/distributions:
From net realized gains	(5.27)	(0.68)	(1.83)	(4.38)	(0.53)	—
Net asset value, end of period	$19.84	$22.92	$19.05	$25.11	$26.00	$21.01
Total investment return[2]	9.60%	24.09%	(17.39)%	15.93%	26.79%	24.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/ recoupment	1.37%[3]	1.22%	1.17%	1.10%	1.09%	1.13%
Expenses after fee waivers and/or expense reimbursement/ recoupment	0.99%[3]	0.99%	0.99%	1.07%	1.09%	1.15%[4]
Net investment loss	(0.49)%[3]	(0.50)%	(0.40)%	(0.43)%	(0.61)%	(0.41)%
Supplemental data:
Net assets, end of period (000's)	$75,352	$75,770	$130,227	$178,495	$226,376	$172,436
Portfolio turnover rate	42%	50%	109%	64%	57%	42%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were include. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Small Cap Growth Fund

Financial highlights

Class C

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.92	$15.16	$20.60	$22.32	$18.29	$14.85
Income (loss) from investment operations:
Net investment (loss)[1]	(0.13)	(0.26)	(0.23)	(0.29)	(0.35)	(0.22)
Net realized and unrealized gain (loss)	1.74	3.70	(3.38)	2.95	4.91	3.66
Total income (loss) from investment operations	1.61	3.44	(3.61)	2.66	4.56	3.44
Less dividends/distributions:
From net realized gains	(5.27)	(0.68)	(1.83)	(4.38)	(0.53)	—
Net asset value, end of period	$14.26	$17.92	$15.16	$20.60	$22.32	$18.29
Total investment return[2]	9.08%	22.77%	(18.18)%	14.71%	25.51%	22.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.39%[3]	2.29%	2.28%	2.24%	2.24%	2.32%
Expenses after fee waivers and/or expense reimbursement	1.99%[3]	1.99%	1.99%	2.10%	2.15%	2.15%
Net investment loss	(1.49)%[3]	(1.52)%	(1.39)%	(1.44)%	(1.67)%	(1.39)%
Supplemental data:
Net assets, end of period (000's)	$3,738	$4,109	$4,385	$5,398	$3,687	$2,937
Portfolio turnover rate	42%	50%	109%	64%	57%	42%

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$31.21	$25.51	$27.55	$25.03	$19.85	$15.96
Income (loss) from investment operations:
Net investment income[1]	0.06	0.14	0.21	0.14	0.11	0.11
Net realized and unrealized gain (loss)	1.87	5.84	(1.88)	2.50	5.23	3.86
Total income (loss) from investment operations	1.93	5.98	(1.67)	2.64	5.34	3.97
Less dividends/distributions:
From net investment income	(0.13)	(0.28)	(0.37)	(0.12)	(0.16)	(0.08)
Net asset value, end of period	$33.01	$31.21	$25.51	$27.55	$25.03	$19.85
Total investment return[2]	6.16%	23.61%	(6.13)%	10.61%	27.05%	24.99%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.00%[3]	2.04%	1.93%	1.56%	1.29%	1.28%
Expenses after fee waivers and/or expense reimbursement	0.95%[3]	0.95%	1.13%	1.20%	1.20%	1.20%
Net investment income	0.38%[3]	0.49%	0.81%	0.53%	0.47%	0.63%
Supplemental data:
Net assets, end of period (000's)	$11,751	$11,857	$9,774	$9,784	$9,478	$8,534
Portfolio turnover rate	101%	78%	57%	59%	55%	58%

Class P

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$31.34	$25.61	$27.67	$25.14	$19.94	$16.07
Income (loss) from investment operations:
Net investment income[1]	0.10	0.21	0.26	0.20	0.16	0.15
Net realized and unrealized gain (loss)	1.88	5.87	(1.89)	2.52	5.27	3.88
Total income (loss) from investment operations	1.98	6.08	(1.63)	2.72	5.43	4.03
Less dividends/distributions:
From net investment income	(0.20)	(0.35)	(0.43)	(0.19)	(0.23)	(0.16)
Net asset value, end of period	$33.12	$31.34	$25.61	$27.67	$25.14	$19.94
Total investment return[2]	6.30%	23.87%	(5.91)%	10.90%	27.38%	25.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.73%[3]	1.76%	1.64%	1.07%	0.99%	0.98%
Expenses after fee waivers and/or expense reimbursement	0.70%[3]	0.70%	0.90%	0.95%	0.95%	0.95%
Net investment income	0.63%[3]	0.74%	1.00%	0.77%	0.71%	0.87%
Supplemental data:
Net assets, end of period (000's)	$17,127	$16,754	$15,147	$28,345	$126,735	$146,145
Portfolio turnover rate	101%	78%	57%	59%	55%	58%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Financial highlights

Class C

	Six months ended	Year ended June 30,
	December 31, 2017
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$29.86	$24.41	$26.34	$23.99	$19.06	$15.36
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.07)	0.01	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss)	1.79	5.59	(1.80)	2.40	5.03	3.72
Total income (loss) from investment operations	1.73	5.52	(1.79)	2.35	4.97	3.70
Less dividends/distributions:
From net investment income	—	(0.07)	(0.14)	—	(0.04)	—
Net asset value, end of period	$31.59	$29.86	$24.41	$26.34	$23.99	$19.06
Total investment return[2]	5.79%	22.63%	(6.82)%	9.80%	26.09%	24.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.79%[3]	2.81%	2.68%	2.31%	2.08%	2.04%
Expenses after fee waivers and/or expense reimbursement	1.70%[3]	1.70%	1.88%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.37)%[3]	(0.26)%	0.03%	(0.22)%	(0.27)%	(0.11)%
Supplemental data:
Net assets, end of period (000's)	$1,939	$2,009	$2,130	$2,643	$3,299	$2,617
Portfolio turnover rate	101%	78%	57%	59%	55%	58%

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2017	Year ended June 30,		Period ended
	(unaudited)	2017	2016	June 30, 2015[4]
Net asset value, beginning of period	$10.23	$10.52	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.08	0.15	0.17	0.09
Net realized and unrealized gain (loss)	0.02	(0.27)	0.59	(0.06)
Total income (loss) from investment operations	0.10	(0.12)	0.76	0.03
Less dividends/distributions:
From net investment income	(0.08)	(0.15)	(0.18)	(0.09)
From net realized gains	—	(0.02)	—	—
Total dividends/distributions	(0.08)	(0.17)	(0.18)	(0.09)
Net asset value, end of period	$10.25	$10.23	$10.52	$9.94
Total investment return[2]	0.98%	(1.11)%	7.74%	0.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.01%[6]	1.00%	1.15%	1.46%[6]
Expenses after fee waivers and/or expense reimbursement	0.65%[6]	0.65%	0.65%	0.65%[6]
Net investment income	1.55%[6]	1.42%	1.66%	1.43%[6]
Supplemental data:
Net assets, end of period (000's)	$10,687	$21,007	$17,671	$10,929
Portfolio turnover rate[3]	21%	60%	100%	72%

Class P

	Six months ended December 31, 2017	Year ended June 30,		Period ended
	(unaudited)	2017	2016	June 30, 2015[4]
Net asset value, beginning of period	$10.22	$10.52	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.09	0.17	0.19	0.10
Net realized and unrealized gain (loss)	0.02	(0.28)	0.60	(0.05)
Total income (loss) from investment operations	0.11	(0.11)	0.79	0.05
Less dividends/distributions:
From net investment income	(0.09)	(0.17)	(0.21)	(0.11)
From net realized gains	—	(0.02)	—	—
Total dividends/distributions	(0.09)	(0.19)	(0.21)	(0.11)
Net asset value, end of period	$10.24	$10.22	$10.52	$9.94
Total investment return[2]	1.11%	(0.97)%	8.01%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	0.77%[6]	0.77%	0.89%	1.23%[6]
Expenses after fee waivers and/or expense reimbursement	0.40%[6]	0.40%	0.40%	0.40%[6]
Net investment income	1.80%[6]	1.68%	1.89%	1.63%[6]
Supplemental data:
Net assets, end of period (000's)	$114,131	$101,601	$90,146	$46,993
Portfolio turnover rate[3]	21%	60%	100%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Municipal Bond Fund

Financial highlights

Class C

	Six months ended December 31, 2017	Year ended June 30,		Period ended
	(unaudited)	2017	2016	June 30, 2015[4]
Net asset value, beginning of period	$10.22	$10.52	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.05	0.09	0.12	0.06
Net realized and unrealized gain (loss)	0.02	(0.28)	0.59	(0.06)
Total income (loss) from investment operations	0.07	(0.19)	0.71	0.00[5]
Less dividends/distributions:
From net investment income	(0.05)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.02)	—	—
Total dividends/distributions	(0.05)	(0.11)	(0.13)	(0.06)
Net asset value, end of period	$10.24	$10.22	$10.52	$9.94
Total investment return[2]	0.73%	(1.71)%	7.21%	0.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.53%[6]	1.52%	1.65%	1.98%[6]
Expenses after fee waivers and/or expense reimbursement	1.15%[6]	1.15%	1.15%	1.14%[6]
Net investment income	1.05%[6]	0.92%	1.15%	0.94%[6]
Supplemental data:
Net assets, end of period (000's)	$5,508	$5,815	$6,164	$2,948
Portfolio turnover rate[3]	21%	60%	100%	72%

3  Effective with the fiscal year ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

4  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

5  Amount represents less than $0.005 per share.

6  Annualized.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six Months Ended December 31, 2017 (unaudited)	Period ended June 30, 2017[3]
Net asset value, beginning of period	$14.94	$15.24
Income (loss) from investment operations:
Net investment income[1]	0.20	0.25
Net realized and unrealized gain (loss)	0.06	(0.30)
Total income (loss) from investment operations	0.26	(0.05)
Less dividends/distributions:
From net investment income	(0.16)	(0.25)
Return of capital	—	(0.00)[4]
Total dividends/distributions	(0.16)	(0.25)
Net asset value, end of period	$15.04	$14.94
Total investment return[2]	1.71%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.11%[5]	1.74%[5]
Expenses after fee waivers and/or expense reimbursement	0.75%[5]	0.75%[5]
Net investment income	2.65%[5]	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$5	$44
Portfolio turnover rate	129%	700%

Class P

	Six months ended December 31, 2017	Year ended	Nine months ended June 30,	Year ended September 30,
	(unaudited)	June 30, 2017	2016[6]	2015	2014	2013
Net asset value, beginning of period	$14.94	$15.14	$14.98	$15.99	$15.89	$17.87
Income (loss) from investment operations:
Net investment income[1]	0.23	0.37	0.36	0.64	0.60	0.60
Net realized and unrealized gain (loss)	0.04	(0.18)	0.13	(0.96)	0.44	(1.06)
Total income (loss) from investment operations	0.27	0.19	0.49	(0.32)	1.04	(0.46)
Less dividends/distributions:
From net investment income	(0.18)	(0.39)	(0.33)	(0.64)	(0.62)	(0.70)
From net realized gains	—	—	—	(0.05)	(0.32)	(0.82)
Return of capital	—	(0.00)[4]	—	—	—	—
Total dividends/distributions	(0.18)	(0.39)	(0.33)	(0.69)	(0.94)	(1.52)
Net asset value, end of period	$15.03	$14.94	$15.14	$14.98	$15.99	$15.89
Total investment return[2]	1.84%	1.32%	3.33%	(2.05)%	6.77%	(2.82)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.32%[5]	1.29%	1.21%[5]	0.75%	0.83%	0.71%
Expenses after fee waivers and/or expense reimbursement	0.50%[5]	0.50%	1.16%[5]	0.75%	0.83%	0.71%
Net investment income	2.99%[5]	2.45%	3.22%[5]	4.04%	3.76%	3.56%
Supplemental data:
Net assets, end of period (000's)	$46,272	$49,919	$126,922	$131,473	$140,338	$139,416
Portfolio turnover rate	129%	700%	251%	26%	44%	133%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Total Return Bond Fund

Financial highlights

Class C

	Six Months Ended December 31, 2017 (unaudited)	Period ended June 30, 2017[3]
Net asset value, beginning of period	$14.94	$15.24
Income (loss) from investment operations:
Net investment income[1]	0.17	0.19
Net realized and unrealized gain (loss)	0.05	(0.30)
Total income (loss) from investment operations	0.22	(0.11)
Less dividends/distributions:
From net investment income	(0.13)	(0.19)
Return of capital	—	(0.00)[4]
Total dividends/distributions	(0.13)	(0.19)
Net asset value, end of period	$15.03	$14.94
Total investment return[2]	1.45%	(0.66)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.17%[5]	2.14%[5]
Expenses after fee waivers and/or expense reimbursement	1.25%[5]	1.25%[5]
Net investment income	2.24%[5]	1.71%[5]
Supplemental data:
Net assets, end of period (000's)	$44	$43
Portfolio turnover rate	129%	700%

3  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

4  Amount represents less than $0.005 per share.

5  Annualized.

6  On May 23, 2016 Class P shares of the UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company (the "Predecessor Fund"). The UBS Total Return Bond Fund's Class P shares have adopted the historical performance of the Predecessor Fund. In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal period ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has seven Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund), UBS Municipal Bond Fund and UBS Total Return Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund and UBS Municipal Bond Fund, which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A, Class C and Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in the investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds' financial statements as of December 31, 2017. The adoption had no effect on the Funds' net assets or results of operations.

The UBS Funds

Notes to financial statements (unaudited)

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The UBS Funds

Notes to financial statements (unaudited)

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures

The UBS Funds

Notes to financial statements (unaudited)

contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

The UBS Funds

Notes to financial statements (unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund's Portfolio of investments.

Investments

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid

The UBS Funds

Notes to financial statements (unaudited)

at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. Each Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended December 31, 2017, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund did not engage in short sale transactions.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

The UBS Funds

Notes to financial statements (unaudited)

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments of unaffiliated issuers, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At December 31, 2017, none of the Funds held written put options.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

The UBS Funds

Notes to financial statements (unaudited)

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to

The UBS Funds

Notes to financial statements (unaudited)

the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if

The UBS Funds

Notes to financial statements (unaudited)

any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2017, except forward foreign currency contracts for UBS Total Return Bond Fund for which the volume during the period was higher than period end.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2017 is reflected in the Statement of assets and liabilities.

At December 31, 2017, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$310,603	$—	$—	$310,603
Futures contracts	212,453	—	—	628,554	841,007
Swap agreements	—	—	22,914	—	22,914
Total value	$212,453	$310,603	$22,914	$628,554	$1,174,524

Table footnotes begin on page 122.

The UBS Funds

Notes to financial statements (unaudited)

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$(1,165,660)	$—	$—	$(1,165,660)
Futures contracts	(216,777)	—	—	(517,023)	(733,800)
Swap agreements	—	—	(2,394,930)	—	(2,394,930)
Total value	$(216,777)	$(1,165,660)	$(2,394,930)	$(517,023)	$(4,294,390)

During the period ended December 31, 2017, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(2,251,072)	$—	$—	$(2,251,072)
Futures contracts	(68,879)	—	—	971,244	902,365
Swap agreements	—	—	(1,153,222)	—	(1,153,222)
Total net realized gain (loss)	$(68,879)	$(2,251,072)	$(1,153,222)	$971,244	$(2,501,929)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$608,694	$—	$—	$608,694
Futures contracts	(245,102)	—	—	(193,361)	(438,463)
Swap agreements	—	—	15,052	—	15,052
Total change in net unrealized appreciation (depreciation)	$(245,102)	$608,694	$15,052	$(193,361)	$185,283

At December 31, 2017, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$255,299	$—	$—	$255,299
Futures contracts	353,206	—	—	1,097,086	1,450,292
Swap agreements	—	—	939,571	—	939,571
Total value	$353,206	$255,299	$939,571	$1,097,086	$2,645,162

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$(1,450,102)	$—	$—	$(1,450,102)
Futures contracts	(464,359)	—	—	(496,617)	(960,976)
Swap agreements	—	—	(150,544)	—	(150,544)
Total value	$(464,359)	$(1,450,102)	$(150,544)	$(496,617)	$(2,561,622)

Table footnotes begin on page 122.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2017, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(1,027,745)	$—	$—	$(1,027,745)
Futures contracts	(578,110)	—	—	(531,410)	(1,109,520)
Options purchased	—	—	—	225	225
Swap agreements	—	—	622,885	—	622,885
Total net realized gain (loss)	$(578,110)	$(1,027,745)	$622,885	$(531,185)	$(1,514,155)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(561,186)	$—	$—	$(561,186)
Futures contracts	296,273	—	—	580,706	876,979
Swap agreements	—	—	485,811	—	485,811
Total change in net unrealized appreciation (depreciation)	$296,273	$(561,186)	$485,811	$580,706	$801,604

At December 31, 2017, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Total Return Bond Fund
Forward foreign currency contracts	$—	$30,899	$—	$30,899
Futures contracts	44,188	—	—	44,188
Swap agreements	—	—	92,333	92,333
Total value	$44,188	$30,899	$92,333	$167,420

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Total
UBS Total Return Bond Fund
Forward foreign currency contracts	$—	$(26,166)	$(26,166)
Futures contracts	(15,307)	—	(15,307)
Total value	$(15,307)	$(26,166)	$(41,473)

Table footnotes begin on page 122.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2017, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Total Return Bond Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$24,513	$—	$24,513
Futures contracts	90,290	—	—	90,290
Swap agreements	21,467	—	9,781	31,248
Total net realized gain	$111,757	$24,513	$9,781	$146,051
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(11,530)	$—	$(11,530)
Futures contracts	(49,023)	—	—	(49,023)
Swap agreements	(7,242)	—	12,815	5,573
Total change in net unrealized appreciation (depreciation)	$(56,265)	$(11,530)	$12,815	$(54,980)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

UBS International Sustainable Equity Fund had net realized losses of $2,695 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized appreciation of $58 on forward foreign currency contracts related to foreign exchange risk.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$310,603	$(1,165,660)
Futures contracts[1]	841,007	(733,800)
Swap agreements[1]	22,914	(2,394,930)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$1,174,524	$(4,294,390)
Derivatives not subject to MNA or similar agreements	(841,007)	3,125,080
Total gross amount of assets and liabilities subject to MNA or similar agreements	$333,517	$(1,169,310)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$120,748	$—	$—	$120,748
CITI	3,362	(3,362)	—	—
GSI	54,201	(54,201)	—	—
JPMCB	155,206	(155,206)	—	—
Total	$333,517	$(212,769)	$—	$120,748
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(3,650)	$3,362	$—	$(288)
CSI	(269,205)	—	—	(269,205)
GSI	(173,519)	54,201	—	(119,318)
JPMCB	(360,781)	155,206	—	(205,575)
MSC	(362,155)	—	—	(362,155)
Total	$(1,169,310)	$212,769	$—	$(956,541)

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable MNA or similar agreement were follows:

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$255,299	$(1,450,102)
Futures contracts[1]	1,450,292	(960,976)
Swap agreements[1]	939,571	(150,544)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$2,645,162	$(2,561,622)
Derivatives not subject to MNA or similar agreements	(2,389,863)	1,111,520
Total gross amount of assets and liabilities subject to MNA or similar agreements	$255,299	$(1,450,102)

Table footnotes begin on page 125.

The UBS Funds

Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
CSI	$163,917	$(163,917)	$—	$—
GSI	63,392	(63,392)	—	—
JPMCB	27,990	(27,990)	—	—
Total	$255,299	$(255,299)	$—	$—
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(14,851)	$—	$—	$(14,851)
CSI	(427,042)	163,917	—	(263,125)
GSI	(347,851)	63,392	—	(284,459)
JPMCB	(107,505)	27,990	—	(79,515)
MSC	(552,853)	—	300,000	(252,853)
Total	$(1,450,102)	$255,299	$300,000	$(894,803)

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable MNA or similar agreement were follows:

UBS Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$30,899	$(26,166)
Futures contracts[1]	44,188	(15,307)
Swap agreements[1]	92,333	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$167,420	$(41,473)
Derivatives not subject to MNA or similar agreements	(136,521)	15,307
Total gross amount of assets and liabilities subject to MNA or similar agreements	$30,899	$(26,166)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$7,327	$—	$—	$7,327
BOA	10,347	(10,347)	—	—
JPMCB	13,225	(13,088)	—	137
Total	$30,899	$(23,435)	$—	$7,464

Table footnotes begin on page 125.

The UBS Funds

Notes to financial statements (unaudited)

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BOA	$(13,078)	$10,347	$—	$(2,731)
JPMCB	(13,088)	13,088	—	—
Total	$(26,166)	$23,435	$—	$(2,731)

1  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or a combination of both.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825
UBS U.S. Sustainable Equity Fund	0.700	0.650	0.600	0.575	0.550

Fund	All assets
UBS Municipal Bond Fund	0.400%
UBS Total Return Bond Fund	0.500

For UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund and UBS Total Return Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement

The UBS Funds

Notes to financial statements (unaudited)

for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 29, 2018. The fee waiver and/or expense reimbursement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2017 were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS Dynamic Alpha Fund	1.35%	2.10%	1.10%	$57,581	$651,638	$(217,698)	$—
UBS Global Allocation Fund	1.20	1.95	0.95	126,916	1,372,635	(362,968)	—
UBS International Sustainable Equity Fund	1.25	2.00	1.00	(463)	146,152	(157,114)	—
UBS U.S. Small Cap Growth Fund	1.24	1.99	0.99	38,111	451,357	(212,369)	—
UBS U.S. Sustainable Equity Fund	0.95	1.70	0.70	(26,687)	108,694	(161,548)	—
UBS Municipal Bond Fund	0.65	1.15	0.40	1,004	261,530	(239,493)	—
UBS Total Return Bond Fund	0.75	1.25	0.50	(18,088)	121,887	(199,462)	—

Each Fund, except for UBS International Sustainable Equity Fund, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2017 are subject to repayment through June 30, 2021.

At December 31, 2017, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2018	Expires June 30, 2019	Expires June 30, 2020	Expires June 30, 2021
UBS Dynamic Alpha Fund—Class A	$286,349	$78,494	$73,863	$78,717	$55,275
UBS Dynamic Alpha Fund—Class C	152,078	43,534	44,827	39,316	24,401
UBS Dynamic Alpha Fund—Class P	695,466	165,473	194,170	197,801	138,022
UBS Global Allocation Fund—Class A	451,842	—	26,083	244,083	181,676
UBS Global Allocation Fund—Class C	338,150	—	60,816	163,331	114,003
UBS Global Allocation Fund—Class P	168,146	—	—	100,857	67,289
UBS U.S. Small Cap Growth Fund—Class A	322,293	59,130	109,706	92,631	60,826
UBS U.S. Small Cap Growth Fund—Class C	39,763	5,493	13,652	12,605	8,013
UBS U.S. Small Cap Growth Fund—Class P	767,261	59,114	274,790	289,826	143,530
UBS U.S. Sustainable Equity Fund—Class A	282,081	33,158	75,018	112,035	61,870
UBS U.S. Sustainable Equity Fund—Class C	61,616	9,467	17,727	23,567	10,855
UBS U.S. Sustainable Equity Fund—Class P	527,376	94,815	172,060	171,679	88,823
UBS Municipal Bond Fund—Class A	209,582	35,220	65,430	78,706	30,226
UBS Municipal Bond Fund—Class C	67,043	10,331	22,631	23,093	10,988
UBS Municipal Bond Fund—Class P	1,046,931	220,354	271,844	356,454	198,279
UBS Total Return Bond Fund—Class A	258	—	—	193[1]	65
UBS Total Return Bond Fund—Class C	633	—	—	431[1]	202
UBS Total Return Bond Fund—Class P	785,749	—	42,595	543,959	199,195

1  For the period from September 29, 2016 (commencement of operations) through June 30, 2017.

The UBS Funds

Notes to financial statements (unaudited)

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2017, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$8,337	$57,497
UBS Global Allocation Fund	21,292	128,685
UBS International Sustainable Equity Fund	2,538	13,702
UBS U.S. Small Cap Growth Fund	6,729	39,826
UBS U.S. Sustainable Equity Fund	1,954	11,646
UBS Municipal Bond Fund	8,200	49,037
UBS Total Return Bond Fund	2,891	18,283

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2017 have been included near the end of each Fund's Portfolio of investments.

During the period ended December 31, 2017, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Global Allocation Fund	$477
UBS International Sustainable Equity Fund	2,480
UBS U.S. Small Cap Growth Fund	8
UBS U.S. Sustainable Equity Fund	538

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%
UBS Global Allocation Fund	0.25	1.00
UBS International Sustainable Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00
UBS U.S. Sustainable Equity Fund	0.25	1.00
UBS Municipal Bond Fund	0.25	0.75
UBS Total Return Bond Fund	0.25	0.75

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. At

The UBS Funds

Notes to financial statements (unaudited)

December 31, 2017, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended December 31, 2017, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund — Class A	$8,554	$—
UBS Dynamic Alpha Fund — Class C	12,840	—
UBS Global Allocation Fund — Class A	36,465	11,600
UBS Global Allocation Fund — Class C	80,638	18
UBS International Sustainable Equity Fund — Class A	1,605	16,924
UBS International Sustainable Equity Fund — Class C	2,357	—
UBS U.S. Small Cap Growth Fund — Class A	5,683	28
UBS U.S. Small Cap Growth Fund — Class C	3,156	—
UBS U.S. Sustainable Equity Fund — Class A	2,478	—
UBS U.S. Sustainable Equity Fund — Class C	1,614	—
UBS Municipal Bond Fund — Class A	2,497	5,270
UBS Municipal Bond Fund — Class C	951	47
UBS Total Return Bond Fund — Class A	—	—
UBS Total Return Bond Fund — Class C	32	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2017, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services fees earned
UBS Dynamic Alpha Fund	$17,411
UBS Global Allocation Fund	46,899
UBS International Sustainable Equity Fund	2,422
UBS U.S. Small Cap Growth Fund	3,040
UBS U.S. Sustainable Equity Fund	1,198
UBS Municipal Bond Fund	7,319
UBS Total Return Bond Fund	635

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. When loaning portfolio securities, each Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities or 105% of the market value of the loaned securities with respect to foreign securities, provided that loans of "Government Securities" as defined in the 1940 Act may be collateralized at 100%. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities, 105% of the value of the securities loaned with respect to foreign securities, or 100% of the value of the securities loaned with respect to "Government Securities." Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

The UBS Funds

Notes to financial statements (unaudited)

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government or government agency securities or, under certain conditions, bank letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in JPMorgan U.S. Government Money Market Fund, which is included in each Fund's Portfolio of investments. JPMorgan Chase Bank serves as the Funds' lending agent.

At December 31, 2017, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Market value of securities loaned	Total market value of collateral received for securities loaned	Market value of cash collateral received	Market value of non-cash collateral received	Security type held as non-cash collateral
UBS Dynamic Alpha Fund	$82,196	$84,000	$84,000	$—	$—
UBS Global Allocation Fund	1,503,744	1,537,765	1,537,765	—	—
UBS U.S. Small Cap Growth Fund	7,159,708	7,334,976	7,334,976	—	—

The table below represents the disaggregation at December 31, 2017 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned			Total gross amount of recognized
Fund	Equity securities	Investment companies	Corporate notes	liabilities for securities lending transactions
UBS Dynamic Alpha Fund	$—	$—	$84,000	$84,000
UBS Global Allocation Fund	731,965	805,800	—	1,537,765
UBS U.S. Small Cap Growth Fund	7,084,416	250,560	—	7,334,976

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $50 million committed credit facility (the "Committed Credit Facility") with JPMorgan Chase Bank. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. For the period ended December 31, 2017, the Funds had no borrowings under the Committed Credit Facility.

The UBS Funds

Notes to financial statements (unaudited)

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2017, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$122
UBS U.S. Small Cap Growth Fund	14,356
UBS U.S. Sustainable Equity Fund	785

Purchases and sales of securities

For the period ended June 30, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$11,978,088	$43,262,337
UBS Global Allocation Fund	71,652,377	142,494,622
UBS International Sustainable Equity Fund	15,115,886	15,986,482
UBS U.S. Small Cap Growth Fund	43,767,485	54,337,431
UBS U.S. Sustainable Equity Fund	31,139,888	32,945,397
UBS Municipal Bond Fund	30,112,796	24,706,130
UBS Total Return Bond Fund	61,404,040	63,680,368

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the period ended December 31, 2017 were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,995	$39,412	8,711	$52,989	226,897	$1,525,109
Shares repurchased	(801,083)	(5,264,344)	(435,622)	(2,661,533)	(7,174,208)	(48,210,365)
Dividends reinvested	—	—	—	—	—	—
Net decrease	(795,088)	$(5,224,932)	(426,911)	$(2,608,544)	(6,947,311)	$(46,685,256)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	64,569	$773,496	21,440	$252,697	196,389	$2,395,929
Shares repurchased	(1,256,262)	(15,144,162)	(663,504)	(7,747,705)	(459,117)	(5,633,395)
Dividends reinvested	179,487	2,178,965	46,196	547,419	81,201	1,006,085
Net decrease	(1,012,206)	$(12,191,701)	(595,868)	$(6,947,589)	(181,527)	$(2,231,381)

The UBS Funds

Notes to financial statements (unaudited)

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	101,091	$1,023,570	60,623	$596,152	922,474	$9,502,285
Shares repurchased	(1,026,500)	(10,250,429)	(4,418)	(43,481)	(168,318)	(1,758,874)
Dividends reinvested	6,904	73,043	1,637	16,928	37,264	395,005
Net increase (decrease)	(918,505)	$(9,153,816)	57,842	$569,599	791,420	$8,138,416

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	115,893	$2,328,612	9,200	$163,233	126,582	$2,913,671
Shares repurchased	(184,835)	(3,970,852)	(42,041)	(753,219)	(437,586)	(9,665,461)
Dividends reinvested	291,339	5,232,441	65,635	934,650	803,594	15,911,159
Net increase	222,397	$3,590,201	32,794	$344,664	492,590	$9,159,369

UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,097	$163,693	1,629	$50,295	8,841	$279,431
Shares repurchased	(30,380)	(979,068)	(7,529)	(235,765)	(29,338)	(950,227)
Dividends reinvested	1,343	44,336	—	—	3,057	101,176
Net decrease	(23,940)	$(771,039)	(5,900)	$(185,470)	(17,440)	$(569,620)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	42,048	$434,202	31,230	$321,528	1,988,453	$20,404,269
Shares repurchased	(1,062,511)	(10,937,642)	(64,818)	(663,100)	(863,880)	(8,884,457)
Dividends reinvested	8,843	90,894	2,365	24,295	76,454	785,107
Net increase (decrease)	(1,011,620)	$(10,412,546)	(31,223)	$(317,277)	1,201,027	$12,304,919

UBS Total Return Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$9	—	$—	500	$7,489
Shares repurchased	(2,625)	(39,425)	—	—	(293,837)	(4,412,895)
Dividends reinvested	4	50	25	368	30,236	453,358
Net increase (decrease)	(2,621)	$(39,366)	25	$368	(263,101)	$(3,952,048)

The UBS Funds

Notes to financial statements (unaudited)

For the period ended June 30, 2017, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	324,115	$2,048,589	22,260	$131,381	616,014	$3,963,509
Shares repurchased	(4,246,201)	(26,813,692)	(1,863,321)	(10,990,127)	(7,018,203)	(45,473,074)
Dividends reinvested	—	—	—	—	—	—
Net decrease	(3,922,086)	$(24,765,103)	(1,841,061)	$(10,858,746)	(6,402,189)	$(41,509,565)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	809,815	$8,846,203	26,726	$284,483	308,851	$3,505,109
Shares repurchased	(4,258,751)	(46,378,135)	(2,964,452)	(31,354,216)	(3,285,596)	(37,526,950)
Dividends reinvested	318,584	3,373,805	103,791	1,073,201	165,115	1,784,889
Net decrease	(3,130,352)	$(34,158,127)	(2,833,935)	$(29,996,532)	(2,811,630)	$(32,236,952)

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,084,582	$9,431,602	12,501	$107,705	446,870	$3,973,525
Shares repurchased	(92,917)	(825,993)	(96,847)	(811,317)	(427,874)	(3,702,810)
Dividends reinvested	12,031	99,137	3,112	25,111	41,673	344,224
Net increase (decrease)	1,003,696	$8,704,746	(81,234)	$(678,501)	60,669	$614,939

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	332,360	$6,657,203	12,103	$206,614	1,017,424	$22,030,790
Shares repurchased	(662,420)	(13,149,173)	(79,327)	(1,330,303)	(4,744,999)	(105,130,446)
Dividends reinvested	42,131	843,036	7,412	125,480	196,954	4,244,367
Net decrease	(287,929)	$(5,648,934)	(59,812)	$(998,209)	(3,530,621)	$(78,855,289)

UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	115,398	$3,309,668	3,738	$99,051	16,513	$494,831
Shares repurchased	(121,919)	(3,371,576)	(23,886)	(655,577)	(80,006)	(2,313,002)
Dividends reinvested	3,244	92,024	167	4,560	6,661	189,504
Net increase (decrease)	(3,277)	$30,116	(19,981)	$(551,966)	(56,832)	$(1,628,667)

The UBS Funds

Notes to financial statements (unaudited)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	949,490	$9,859,344	141,161	$1,453,294	6,020,944	$61,444,005
Shares repurchased	(599,513)	(6,045,175)	(164,230)	(1,663,573)	(4,801,298)	(48,657,125)
Dividends reinvested	24,923	253,441	5,985	60,709	149,567	1,521,104
Net increase (decrease)	374,900	$4,067,610	(17,084)	$(149,570)	1,369,213	$14,307,984

UBS Total Return Bond Fund

	Class A1		Class C1		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,089	$45,442	7,648	$114,229	12,187	$185,609
Shares repurchased	(186)	(2,759)	(4,805)	(70,673)	(5,145,916)	(78,063,500)
Dividends reinvested	24	362	59	863	90,987	1,363,425
Redemption fees	—	—	—	—	—	38,529
Net increase (decrease)	2,927	$43,045	2,902	$44,419	(5,042,742)	$(76,475,937)

1  For the period from September 29, 2016 (commencement of operations) through June 30, 2017.

Redemption fees

Effective August 3, 2015, the redemption fee of 1.00% imposed by each class of each series of The UBS Funds, with the exception of UBS Total Return Bond Fund, was eliminated. Prior to August 3, 2015 for purchases of shares on or after February 17, 2015, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

The Board of Trustees approved a temporary redemption fee of 2.00% following the reorganization of Fort Dearborn Income Securities, Inc. with UBS Total Return Bond Fund. The temporary redemption fee was paid to the UBS Total Return Bond Fund and was in effect until August 22, 2016.

The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended June 30, 2017, redemption fee represented less than $0.005 per share.

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended June 30, 2017 was as follows:

	2017
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term gains	Return of capital	Total distributions paid
UBS Dynamic Alpha Fund	$—	$—	$—	$—	$—
UBS Global Allocation Fund	—	6,820,295	—	—	6,820,295
UBS International Sustainable Equity Fund	—	504,602	—	—	504,602
UBS U.S. Small Cap Growth Fund	—	212,094	5,277,977	—	5,490,071
UBS U.S. Sustainable Equity Fund	—	299,578	—	—	299,578
UBS Municipal Bond Fund	2,000,918	83,331	214,169	—	2,298,418
UBS Total Return Bond Fund	—	1,761,038	—	19,947	1,780,985

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending June 30, 2018.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2017 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Dynamic Alpha Fund	$102,196,503	$3,679,509	$(10,906,737)	$(7,227,228)
UBS Global Allocation Fund	292,051,150	41,506,574	(6,561,039)	34,945,535
UBS International Sustainable Equity Fund	36,307,718	5,686,573	(767,562)	4,919,011
UBS U.S. Small Cap Growth Fund	92,139,056	26,098,095	(3,892,544)	22,205,551
UBS U.S. Sustainable Equity Fund	29,779,544	2,058,377	(657,312)	1,401,065
UBS Municipal Bond Fund	128,244,199	1,578,172	(645,298)	932,874
UBS Total Return Bond Fund	50,834,585	812,435	(321,642)	490,793

At June 30, 2017, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Dynamic Alpha Fund	$15,697,248	$13,788,961	$29,486,209
UBS Global Allocation Fund	805,783	—	805,783
UBS International Sustainable Equity Fund	186,284	279,925	466,209
UBS Total Return Bond Fund	2,029,820	989,861	3,019,681

The UBS Funds

Notes to financial statements (unaudited)

At June 30, 2017, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2018	June 30, 2019
UBS Dynamic Alpha Fund	$202,927,795	$46,428,719
UBS Global Allocation Fund	862,762,158	—
UBS International Sustainable Equity Fund	8,184,323	—
UBS U.S. Sustainable Equity Fund	79,936,959	—

During the fiscal year ended June 30, 2017, the following Funds utilized capital loss carryforwards to offset current capital gains:

Fund	Amount
UBS Dynamic Alpha Fund	$6,956,125
UBS U.S. Sustainable Equity Fund	867,344
UBS Total Return Bond Fund	1,406,187

During the fiscal year ended June 30, 2017, the following Funds had capital loss carryforwards expire un-utilized:

Fund	Amount
UBS Dynamic Alpha Fund	$103,495,364
UBS Global Allocation Fund	89,719,530

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2017, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Dynamic Alpha Fund	$1,533,608	$—	$—
UBS Municipal Bond Fund	—	763,384	120,884
UBS Total Return Bond Fund	201,661	—	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2017, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2017, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2017 or since inception in the case of UBS Municipal Bond Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS AM (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations. The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S1627

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)               (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)               (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 12, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 12, 2018

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 12, 2018